Filed Pursuant to Rule 497(e)
Registration No. 333-178146

PROSPECTUS

BLACKSTONE ALTERNATIVE ALPHA FUND

Shares of beneficial interest

July 30, 2013

Blackstone Alternative Asset Management L.P. (“BAAM”)

Investment Manager

Blackstone Alternative Alpha Fund (the “Fund”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Fund’s investment objective is to seek to earn long-term risk-adjusted returns that are attractive as compared to those of traditional public equity and fixed income markets. The Fund pursues its investment objective by investing substantially all of its assets in Blackstone Alternative Alpha Master Fund (the “Master Fund”), a Massachusetts business trust registered under the 1940 Act as a closed-end management investment company with the same investment objective and substantially the same investment policies as the Fund. The Master Fund in turn invests its assets, directly or indirectly, in investment partnerships, managed funds, and other investment funds, which may include investment funds commonly referred to as “hedge funds” (collectively, “Investment Funds”), managed by outside parties, that invest in or trade in a range of investments that is without limit but may include equities and fixed income securities, currencies, derivative instruments (including, but not limited to, futures and forward contracts, swaps, and call and put options), and commodities. See “Investment Objective and Strategies” below. The Investment Funds in which the Master Fund invests are subject to special risks. See “Risks Arising from Investment Activities of the Investment Funds.” Through its investment in the Master Fund and the Master Fund’s investment in Investment Funds, the Fund could be considered to be the type of fund commonly referred to as a “fund of hedge funds.”

This Prospectus applies to the offering of shares of beneficial interest (“Shares”) in the Fund. The Shares are offered on a continuous basis at the net asset value per share plus any applicable sales loads, as described in this Prospectus. The Fund has registered under the Securities Act of 1933, as amended, $500,000,000 in Shares for sale under the registration statement to which this Prospectus relates. No person who is admitted as a shareholder of the Fund (an “Investor”) will have the right to require the Fund to redeem any Shares and the Shares will have very limited liquidity, as described in this Prospectus.

OFFERING

Offering Amount(1)	$500,000,000
Maximum Sales Load(2)	3.0%
Proceeds to the Fund(3)	$485,436,893
(1)

The Shares are offered on a continuous basis at the net asset value per share plus any applicable sales loads, as described in this Prospectus. The Administrator (defined below) serves as escrow agent with respect to subscription monies received from prospective Investors in advance of dates when Shares may be subscribed for and monies may be transmitted to the Fund. See “Subscription for Shares – The Offering” below.

(2)

Blackstone Advisory Partners L.P. (the “Distributor”) acts as the distributor of the Shares on a best efforts basis, subject to various conditions. Shares may be offered through other brokers or dealers (each, a “Selling Agent” and together, the “Selling Agents”) that have entered into selling agreements with the Distributor. Selling Agents typically receive the sales load with respect to the Shares purchased by their investors. The Distributor does not receive any portion of the sales load. The Selling Agents may, in their sole discretion, reduce or waive the sales load. Investors should direct any questions regarding sales loads to the relevant Selling Agent.

(3)

Proceeds to the Fund reflect the Maximum Sales Load of 3.0%. The combined organizational and initial offering costs of the Fund and the Master Fund were approximately $875,000. These expenses were paid initially by BAAM. The Fund has agreed to repay these amounts, when and if requested by BAAM, but only if and to the extent that the Fund’s Specified Expenses (and including the Fund’s pro rata share of the Master Fund’s Specified Expenses) are less than 0.35% (annualized) during the three year period ending March 31, 2015. See “Management of the Fund—Expense Limitation Undertaking” below.

If you purchase Shares in the Fund, you will become bound by the terms and conditions of the Agreement and Declaration of Trust of the Fund, as amended from time to time (the “Declaration of Trust”).

Investments in the Fund may be made only by “Eligible Investors” as defined in this Prospectus. See “Subscription for Shares—Eligible Investors.”

An investment in the Fund should be considered a speculative investment that entails substantial risks, including but not limited to:

•	Loss of capital.

•	The Shares will not be listed on any securities exchange and it is not anticipated that a secondary market for the Shares will develop.

•	The Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Declaration of Trust of the Fund.

•

Although the Fund may offer to repurchase Shares (or a portion thereof) from time to time, no assurance can be given that repurchases will occur or that any Shares properly tendered will be repurchased by the Fund.

•

Unlike open-end management investment companies (commonly known as mutual funds) which generally permit redemptions on a daily basis, Shares will not be redeemable at an Investor’s option. As a result, an Investor may not be able to sell or otherwise liquidate his or her Shares. See “Risks Associated with BAAM and the Operation of the Fund - Liquidity Risks.”

•	The Fund invests in the Master Fund as part of a master-feeder arrangement in which the Fund and the Master Fund are separate closed-end funds. The Fund is not a separate series of the Master Fund.

•	The Shares are appropriate only for Investors who can tolerate a high degree of risk and do not require a liquid investment.

•	The Investment Funds in which the Master Fund invests may pursue various investment strategies and are subject to special risks.

•	Investment in the Shares is speculative and there is no guarantee that the Fund will achieve its investment objective.

This Prospectus sets forth concisely information that you should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including the Fund’s statement of additional information (“SAI”), dated July 30, 2013, has been filed with the U.S. Securities and Exchange Commission (“SEC”). You can request a copy of the SAI, and the Fund’s annual and semi-annual reports (when they are available), without charge by writing to or calling Citi Fund Services Ohio, Inc., the Fund’s transfer agent (the “Transfer Agent”) at 1-888-386-9490. You may also call this number to request additional information or to make other inquiries pertaining to the Fund. The SAI is incorporated by reference into this Prospectus in its entirety. The table of contents of the SAI appears on page 73 of this Prospectus. You can obtain the SAI, material incorporated by reference herein and other information about the Fund, on the SEC’s website (http://www.sec.gov). Additionally, quarterly and monthly performance, semi-annual and annual reports and other information regarding the Fund may be found under “Closed-End Funds” on BAAM’s website (http://www.blackstone.com) (click on the “Our Businesses” tab). This reference to BAAM’s website is intended to allow public access to information regarding the Fund and does not, and is not intended to, incorporate BAAM’s website into this Prospectus.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

No broker-dealer, salesperson, or other person is authorized to give an Investor any information or to represent anything not contained in this Prospectus. As an Investor, you must not rely on any unauthorized information or representations that anyone provides to you, including information not contained in this Prospectus, the SAI or the accompanying exhibits. The information contained in this Prospectus is current only as of the date of this Prospectus.

There is no minimum number of Shares (by all Investors in aggregate) required to be purchased in the Fund’s offering.

The Shares are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Prospective Investors should not construe the contents of this Prospectus as legal, tax, or financial advice. Each prospective Investor should consult with his or her own professional advisers as to the legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund.

The date of this Prospectus is July 30, 2013.

BLACKSTONE ALTERNATIVE ALPHA FUND

Summary of Terms

This is only a summary and does not contain all of the information that a prospective Investor should consider before investing in Blackstone Alternative Alpha Fund (the “Fund”). Before investing, a prospective Investor in the Fund should carefully read the more detailed information appearing elsewhere in this prospectus (the “Prospectus”) and the Fund’s statement of additional information (the “SAI”), each of which should be retained for future reference by any prospective Investor.

The Fund:	Blackstone Alternative Alpha Fund is a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Fund intends to invest substantially all of its assets in Blackstone Alternative Alpha Master Fund (the “Master Fund”).

The Fund is offering shares of beneficial interest (the “Shares”). The Shares have equal rights and privileges with each other. The Shares will be sold in large minimum denominations solely to high net worth individual and institutional investors, and will be restricted as to transfer. (See “Subscription For Shares.”)

The Master Fund:	Blackstone Alternative Alpha Master Fund is a Massachusetts business trust that is registered under the 1940 Act as a closed-end, non-diversified management investment company. The Master Fund has the same investment objective and substantially the same investment policies as the Fund. The Master Fund may have investors in addition to the Fund from time to time that may (individually or in the aggregate) own a greater percentage of the Master Fund than is owned by the Fund.

Investment Objective:	The Fund’s (and the Master Fund’s) investment objective is to seek to earn long-term risk-adjusted returns that are attractive as compared to those of traditional public equity and fixed income markets. There can be no assurance that the Fund (or the Master Fund) will achieve its objective. The investment objective is not fundamental and the Fund’s board of trustees (the “Board” or the “Board of Trustees” and each member, a “Trustee”) may change the Fund’s (or the Master Fund’s) investment objective without shareholder (“Investor”) approval.

Investment Strategy:	Through its investment in the Master Fund, the Fund is a “fund of funds” that provides a means for investors to participate in investments in various Investment Funds (as defined below). The Master Fund pursues its investment objective by investing, directly or indirectly through the Subsidiary (as defined below), in non-traditional or “alternative” strategies by investing in investment partnerships, managed funds, and other investment funds, which may include investment funds commonly referred to as “hedge funds” (“Investment Funds”), generally managed by outside parties (the “Portfolio Managers”), that invest in or trade in a range of investments that is without limit but may include equities and fixed income securities, currencies, derivative instruments (including, but not limited to, futures and forward contracts, swaps, and call and put options), and commodities. Although the Master Fund will obtain exposure to a variety of alternative strategies, it expects under normal circumstances to have exposure predominantly to Investment Funds with equity-based strategies. See “Investment Objective and Strategies.” In addition, the Master Fund may, under limited circumstances, invest or trade, directly in securities and financial instruments for hedging purposes and/or pursuant to investment advice of discretionary or non-discretionary managers (as defined below).

Through its investment in the Master Fund, the Fund offers its shareholders (“Investors”) the following potential features: the spreading of risk across a number of investment strategies, Portfolio Managers, Investment Funds, and markets; professional identification, researching, interviewing, evaluation, selection, and monitoring of the services of a select group of non-traditional asset fund managers; the ability to invest with Portfolio Managers who may be generally unavailable to new investors or who require a minimum account size that is higher than most individual investors would be willing or able to commit to; and administrative convenience.

The Master Fund may invest a portion of its assets (but not more than 25%) in a wholly-owned and controlled subsidiary (the “Subsidiary”) of the Master Fund formed under the laws of the Cayman Islands. The Subsidiary is advised by BAAM and has the same investment objective as the Master Fund. BAAM expects to invest the Subsidiary’s assets in various Investment Funds.

Under normal circumstances, at least 80% of the Master Fund’s net assets, plus the amount of borrowings (if any) for investment purposes, will be invested, directly or indirectly through the Subsidiary, or held pending investment in, Investment Funds.

Risk Factors:	An investment in the Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment. Risks of investing in the Fund include:

—	Investors may lose capital.

—

The Fund and the Master Fund are recently organized and have limited operating history, and the Portfolio Managers, in some cases, also may be newly organized or have only limited operating histories upon which their performance may be evaluated.

—

It is expected that Investors in the Fund will bear two layers of asset-based management fees (at the Master Fund level and the Investment Fund level) and a single layer of incentive fees (at the Investment Fund level); the Fund also directly pays an ongoing asset-based distribution and service fee. The Fund does not directly pay a management fee with respect to any period during which the only investment security held by the Fund is that of the Master Fund. As a result, as long as the Fund continues to invest in the Master Fund as part of a master-feeder arrangement, Investors will incur a single fee for management services provided by BAAM to the Fund and the Master Fund. Neither the Master Fund nor the Fund directly pays any incentive fees. Expenses exist at the Fund level, the Master Fund level and the Investment Fund level.

—	Shares will not be traded on any securities exchange or other market and are subject to restrictions on transfer.

—

The Master Fund’s, and therefore the Fund’s, performance depends upon the performance of the Portfolio Managers and selected strategies, the adherence by the Portfolio Managers to their selected strategies, the instruments used by the Portfolio Managers, and BAAM’s ability to select Portfolio Managers and strategies and to successfully allocate Master Fund assets among the Portfolio Managers.

—

Identifying the appropriate Portfolio Managers and suitable Investment Funds is difficult and involves a high degree of uncertainty. In addition, certain Investment Funds, from time to time, are oversubscribed or closed, and it may not be possible to make investments that are identified as attractive opportunities.

—

BAAM will be dependent on information, including performance information, provided by the Investment Funds, which if inaccurate could adversely affect BAAM’s ability to accurately value the Master Fund’s shares. In most cases, BAAM has little or no means of independently verifying this information.

—

The Master Fund is classified as a “non-diversified” investment company. A non-diversified fund may invest a greater portion of its assets in the securities of fewer issuers than a “diversified” fund. As a result, the Fund’s investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broader range of issuers.

—

The net asset value of the Master Fund, as determined based on the fair value of its interests in Investment Funds, may vary from the amount the Master Fund would realize on withdrawing its investments from the Investment Funds (as used herein, references to the withdrawal of an investment in an Investment Fund should be read to include a redemption of an investment in, or withdrawal from, an Investment Fund as appropriate in light of the organizational structure of the Investment Fund). This could adversely affect Investors whose Shares are repurchased as well as new Investors and remaining Investors.

—

Many of the Master Fund’s assets will be priced, in the absence of a readily available market, based on estimates of fair value, which may prove to be inaccurate; these valuations will be used to calculate fees payable to BAAM, and the price at which purchases and repurchases of Shares are made.

—

Investments in Investment Funds are generally illiquid, and some of the Investment Funds may not permit withdrawals at the same time as the Master Fund or the Fund are repurchasing their shares. Some Investment Funds may impose limits (known as “gates”) on the aggregate amount that a shareholder or all shareholders in the Investment Fund may withdraw on any single withdrawal date. Additionally, some Investment Funds may suspend the withdrawal rights of their shareholders, including the Master Fund, from time to time. As a result, the Fund’s ability to provide liquidity to Investors could be adversely affected.

—

The Master Fund may be subject to initial lock-up periods of certain Investment Funds beginning at the time of the Master Fund’s initial investment in an Investment Fund. During this period, the Master Fund may not be permitted to withdraw its investment or only may be able to do so with payment of a fee.

—

Certain Investment Funds may invest a portion of their assets in investments that the Portfolio Managers believe are illiquid, lack a readily assessable market value, or should be held until the resolution of a special event or circumstance (“Special Investments”). Investment Funds generally are permitted to make payment to withdrawing investors in-kind. Thus, upon the Master Fund’s withdrawal of all or a portion of its interest from an Investment Fund, the Master Fund may receive an in-kind distribution of investments, including Special Investments, that are illiquid or difficult to value. As a result, the Fund’s ability to provide liquidity to Investors could be adversely affected. In addition, the Fund and Investors could receive distributions in-kind of Special Investments or other investments that are illiquid and difficult to value.

—	Investment Funds generally will not be registered as investment companies under the 1940 Act, and, therefore, the Master Fund will not be able to avail itself of the protections of the 1940 Act.

—	Investors in the Fund will have no right to receive information about the Investment Funds or Portfolio Managers, and will have no recourse against Investment Funds or their Portfolio Managers.

—	Portfolio Managers may use proprietary investment strategies that are not fully disclosed to BAAM, and which may involve risks under some market conditions that are not anticipated by BAAM.

—	Portfolio Managers may receive compensation for positive performance of an Investment Fund even if the Fund’s overall returns are negative.

—

Portfolio Managers may make investment decisions which conflict with each other; for example, at any particular time, one Investment Fund may be purchasing shares of an issuer whose shares are being sold by another Investment Fund. Consequently, the Fund could incur indirectly transaction costs without accomplishing any net investment result.

—	Investors may be exposed to significant indirect indemnification obligations to the Investment Funds, their Portfolio Managers and their third party service providers.

—

Individual Portfolio Managers may invest in highly speculative strategies, which involve significant risk of loss, including, but not limited to, selling securities short, focusing investments in foreign currencies, focusing on emerging markets or investing solely in volatile industry sectors, among others.

—

Portfolio Managers may change their investment strategies (i.e., may experience “style drift”) at any time. Style drift among Portfolio Managers may impair BAAM’s ability to construct and monitor the Master Fund’s portfolio.

—	Portfolio Managers may invest without limitation in restricted and illiquid securities.

—	Portfolio Managers may invest in below-investment grade debt (so-called “junk bonds”).

—

Portfolio Managers may invest in equity securities without limitation as to market capitalization, such as those issued by smaller capitalization companies, including micro cap companies, the prices of which may be subject to erratic changes.

—

Portfolio Managers may seek to profit from the occurrence of specific corporate events. A delay in the timing of these events, or the failure of these events to occur at all, may have a significant negative effect on the Investment Funds’ performance.

—

Portfolio Managers may seek to predict the direction of complex markets, including international securities, foreign currencies, and commodities and may use highly volatile futures contracts and other derivative instruments which may magnify the potential volatility of the Shares.

—	Portfolio Managers may use model-based strategies that, while historically effective, may not be successful on an ongoing basis or could contain unknown errors.

—

Performance fees charged by Portfolio Managers may create incentives for Portfolio Managers to make investments that are riskier or more speculative than in the absence of these fees. Because these fees are often based on both realized as well as unrealized appreciation, the fee may be greater than if it were based only on realized gains.

—

Portfolio Managers may focus on a particular industry or industries, which may subject its Investment Fund to greater risk and volatility than if investments had been made in issuers in a broader range of industries.

—

Portfolio Managers may focus on securities of non-U.S. issuers, including those located in developing countries, which may involve special risks caused by foreign political, social and economic factors, including exposure to currency fluctuations, less liquidity, less developed and less efficient trading markets, political instability and less developed legal and auditing standards.

—	Investment Funds may have a high portfolio turnover rate which may result in higher brokerage commissions and, therefore, lower investment returns.

—

Portfolio Managers may use derivatives (including, but not limited to, futures and forward contracts, swaps, and call and put options) for hedging and non-hedging purposes; derivatives can be volatile and illiquid, can be subject to counterparty credit risk, and may entail investment exposure greater than their notional amount.

—

BAAM may have conflicts of interests which could interfere with its management of the Fund. Investments made on behalf of other clients of BAAM may restrict the Master Fund’s ability to purchase or sell certain Investment Funds under applicable law.

—

A short sale of a security involves the theoretical risk of unlimited loss because of increases in the market price of the security sold short. A Portfolio Manager’s use of short sales, in certain circumstances, can result in significant losses.

—	The Investment Funds’ portfolios may include investments that are difficult to value and that may only be able to be disposed of by the Portfolio Managers at substantial discounts or losses.

—

As described in this Prospectus, the Master Fund may borrow money (or use leverage) to fund investments in Investment Funds, to satisfy repurchase requests and to obtain investment exposure to various markets or investment styles, which could magnify significantly the potential volatility of the Shares. Although BAAM does not generally intend to operate the Master Fund on a leveraged basis, under some circumstances the Master Fund could be leveraged for an extended period of time.

—	The Master Fund may invest in put options or utilize futures contracts, both of which can be illiquid and subject the Master Fund to counterparty credit risk.

—

The Master Fund intends to purchase non-voting securities of, or to contractually forego the right to vote in respect of, Investment Funds in order to prevent the Master Fund from becoming an “affiliated person” of the Investment Fund for purposes of the 1940 Act and becoming subject to the prohibitions on transactions with affiliated persons contained in the 1940 Act. Consequently, the Master Fund will not be able to vote to the full extent of its economic interest on matters that require the approval of investors in each Investment Fund, including matters that could adversely affect the Master Fund’s investment.

—

By investing in the Subsidiary, the Master Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Master Fund and/or the Subsidiary to operate as expected and could adversely affect the Master Fund.

—

It may be difficult for the Fund to satisfy the 90% gross income, diversification, and distribution requirements for treatment as a regulated investment company under the Internal Revenue Code (described below), including because of uncertainty with respect to the application of some of the rules to the Fund’s or the Master Fund’s investments. The Fund would almost certainly be unable to satisfy the requirements for treatment as a regulated investment company if the Master Fund were to fail to meet those requirements. Failure to satisfy any one of these requirements could subject the Fund and/or the Master Fund to excise taxes and regular corporate income taxes.

—

The Master Fund’s intention to qualify as a regulated investment company may in some cases prevent it from taking advantage of attractive investment opportunities or may force it to liquidate investments at disadvantageous times or prices.

An investment in the Fund should be considered a speculative investment that entails substantial risks, and you should invest in the Fund only if you can sustain a complete loss of your investment. An investment in the Fund should be viewed only as part of an overall investment program. No assurance can be given that the Fund’s investment program will be successful.

See “Risks.”

Investment Manager (BAAM):	The Blackstone Group L.P. (“Blackstone”), founded in 1985, is one of the world’s leading investment and advisory firms. BAAM, the hedge fund solutions group within Blackstone, was founded in 1990 to manage the internal assets of the firm by creating a diversified portfolio of hedge fund investments to offset the equity exposure of the firm’s other businesses. BAAM, a Delaware limited partnership and registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), serves as the investment manager for the Fund and the Master Fund. BAAM is located at 345 Park Avenue, 28th Floor, New York, New York 10154.

BAAM advises many of the world’s largest and most sophisticated investors, including corporate, public and union pension funds, as well as sovereign wealth funds, central banks, insurance companies, high net worth individuals, family trusts, and other institutional investors. As of May 1, 2013, BAAM had approximately $49 billion (unaudited) in assets under management. For more information regarding BAAM, see “Management of the Fund—BAAM.”

Each investment with a hedge fund manager is the culmination of BAAM’s investment decision-making process, which is based on rigorous evaluations (incorporating, among other things, in-person meetings and assessments) of portfolio managers, a top-down assessment of opportunities across market sectors, and a bottom-up approach to portfolio construction.

BAAM and its affiliates, their individual members and employees, and funds and accounts managed by any of them currently maintain significant proprietary investments, totaling approximately $1.4 billion as of May 1, 2013, in privately offered funds that have substantially similar investment strategies to the Fund.

Conflicts of Interest:	BAAM devotes to the Fund as much time as is necessary or appropriate, in its judgment, to manage the Fund’s activities. Investment activities by BAAM, including the establishment of other investment funds and the provision of advisory services to discretionary or non-discretionary separate accounts, may give rise to conflicts of interest. BAAM and its affiliates may also engage in business activities unrelated to the Fund that create conflicts of interest. See “Conflicts of Interest.”

Management Fee:	In light of BAAM’s arrangements with the Master Fund and the fact that the Fund will seek to achieve its investment objective by investing substantially all of its assets in the Master Fund, BAAM will not charge the Fund a management fee with respect to any period during which the only investment security held by the Fund is that of the Master Fund. As a result, as long as the Fund continues to invest in the Master Fund as part of a master-feeder arrangement, Investors will incur a single fee for management services provided by BAAM to the Fund and Master Fund. On a quarterly basis the Master Fund will pay BAAM a management fee (the “Management Fee”) in arrears that will accrue monthly at an annual rate of 1.25% of the Master Fund’s net asset value at the end of such month before giving effect to any purchases or repurchases of Master Fund shares or any distributions by the Master Fund.

Investor Eligibility:	Shares will be sold only to persons who are “accredited investors,” as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). These persons are referred to as Eligible Investors in this Prospectus. See “Subscription for Shares—Eligible Investors.”

If they are accredited investors, tax-exempt entities, including investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), including employee benefit plans, individual retirement accounts (each an “IRA”), and 401(k) and Keogh Plans, may purchase Shares. Because the Fund will be registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of the ERISA plans investing in the Fund for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules. Thus, BAAM will not be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA plan that becomes an Investor, solely as a result of the ERISA plan’s investment in the Fund. See “ERISA Considerations.”

Minimum Investment:	The minimum initial investment in the Fund by an investor is $50,000, and the minimum subsequent investment in the Fund by an investor is $10,000. However, the Fund may waive these requirements in its sole discretion.

Subscription for Shares:	Shares are being offered on a continuous basis with monthly opportunities for purchases at the net asset value per share plus any applicable sales loads, as described in this Prospectus. The Fund, in the discretion of the Fund’s Board, may sell Shares to new investors and may allow existing Investors to purchase additional Shares, generally as of the first Business Day (a “Business Day” is any day on which the New York Stock Exchange is open for business, and any other day so designated by the Board in its sole discretion) of each month.

The full subscription amount is payable in federal funds, which must be received by the Distributor not later than three Business Days before the effective date of the Share purchase. Shares will be issued at net asset value per share as of the effective date of the Share purchase. Notice of each Share transaction will be furnished to Investors (or their financial representatives) as soon as practicable but not later than seven days after the Fund’s net asset value is distributed and shareholder transactions are settled, together with information relevant for personal and tax records. The net asset value applicable to a purchase of Shares generally will be available within 30 days after the effective date of the Share purchase; at that time, the number of Shares based on that net asset value and each Investor’s subscription amount will be determined and credited to the Investor’s account. For more information regarding subsequent closings, see “Subscription for Shares—The Offering.”

Each prospective Investor must complete the subscription documents, in which the investor must certify, among other things, that he or she is an “Eligible Investor” and meets other requirements for investment. In order for a subscription to be accepted, the Transfer Agent generally must receive the executed subscription documents at least five Business Days before the date as of which Shares are to be issued.

However, in the Fund’s or BAAM’s discretion, subscription documents received after this deadline may be accepted. For more information regarding minimum investments, see “Subscription for Shares—The Offering.”

Distributor; Selling Agents:	The Distributor acts as the distributor of the Shares and serves in that capacity on a best efforts basis, subject to various conditions.

Shares are sold subject to a maximum sales load of up to 3.00%. Brokers and dealers that have entered into selling agreements with the Distributor (each, a “Selling Agent” and together, the “Selling Agents”) typically receive the sales load with respect to the Shares purchased by their Investors. The Distributor does not receive any portion of the sales load. The Selling Agents may, in their sole discretion, reduce or waive the sales load. Investors should direct any questions regarding sales loads to the relevant Selling Agent.

In addition, BAAM and/or its affiliates may pay additional compensation, out of its own assets and not as an additional charge to the Fund or the Master Fund, to Selling Agents in connection with the sale and/or distribution of Shares or the servicing of Investor accounts.

Distributions; Automatic Dividend Reinvestment Plan:	The Fund pays dividends at least annually in amounts representing substantially all of the net investment income of the Fund, if any, earned each year. The Fund pays substantially all net realized capital gain to Investors at least annually.

Dividends and capital gain distributions paid by the Fund will be reinvested in additional Shares unless an Investor “opts out” (elects not to reinvest in Shares) or is otherwise ineligible. Investors may opt out by indicating that choice on the subscription documents. Investors may also change their election at any time by contacting the Administrator (as defined below). Shares purchased by reinvestment will be issued at their net asset value on the ex-dividend date (generally, the last Business Day of a month). There is no sales charge or other charge for reinvestment. The Fund reserves the right to suspend or limit at any time the ability of Investors to reinvest distributions.

Fund Expenses:	The Fund will bear its own expenses, including but not limited to fees and expenses paid to the Administrator and the custodian; fees and expenses for accounting, brokerage, custody, transfer, registration, insurance, interest, finder’s, its Board of Trustees, legal services, audit services, tax preparation, investment banking, consulting, risk management, research, investment-related due diligence (including related travel) and indemnification; certain technology costs including hardware and software; consulting fees related to the portfolio management and risk management of the Fund; tax and other operational expenses, such as broker-dealer expenses; and extraordinary expenses. The Fund will bear indirectly its pro rata share of the Master Fund’s expenses. The Fund also will bear the expenses incurred in connection with the organization of the Fund and in the offering and sale of its Shares and, indirectly, the costs associated with the organization of the Master Fund and other expenses of the Master Fund, including the Management Fee. As described below under “Management of the Fund—Management Agreement,” BAAM has contractually agreed to waive its fees and/or reimburse expenses of the Fund to limit the amount of the Fund’s “Specified Expenses” (as defined below and including the Fund’s pro rata share of the Master Fund’s Specified Expenses), subject to recapture by BAAM if the Specified Expenses of the Fund (including the Fund’s pro rata share of the Master Fund’s Specified Expenses) subsequently fall below 0.35% (annualized) within the three year period after BAAM bears the expense.

Master Fund Expenses:	The Master Fund will bear its own fees and expenses, including the Management Fee. It also pays fees and expenses incidental to the purchase, holding and sale of interests in, and bears a pro rata share of the fees, including, but not limited to, any commitment fees, and expenses of, any Investment Fund and recurring investment expenses, including custodial costs, brokerage costs and interest charges with respect to investments and any other expenses which the Board of Trustees determines to be directly related to the investment of the Master Fund’s assets, including investment-related due diligence expenses (including, but not limited to, travel expenses). These expenses are indirectly borne, on a pro rata basis, by the Fund, and therefore also by the Investors.

Repurchases:	The Fund is organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. In addition, with very limited exceptions, the Fund’s Shares are not transferable and liquidity will be available only through limited tender offers described below. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. See “Risks Associated With BAAM and the Operation of the Fund—Liquidity Risks.”

No Investor will have the right to require the Fund to redeem Shares and you will not be able to redeem your Shares on a daily basis because the Fund is a closed-end fund. However, the Fund may from time to time offer to repurchase a portion of its outstanding Shares pursuant to written tenders by Investors.

Repurchases will be made at such times and on such terms as may be determined by the Board of Trustees, in its sole discretion. In determining whether the Fund should offer to repurchase Shares from Investors, the Board of Trustees will consider the recommendations of BAAM. BAAM expects that it will recommend to the Board of Trustees that the Fund offer to repurchase a portion of the Shares from Investors four times each year, effective March 31, June 30, September 30 and December 31. The Board of Trustees will typically consider the following factors, among others, in making this determination: (i) whether any Investors have requested that the Fund repurchase their Shares; (ii) the liquidity of the Master Fund’s assets; (iii) the investment plans and working capital requirements of the Fund; (iv) the relative economies of scale with respect to the size of the Fund; (v) the history of the Fund in repurchasing Shares; (vi) the condition of the securities markets; and (vii) the anticipated tax consequences of any proposed repurchases of Shares.

The Fund generally will not offer to repurchase Shares unless the Master Fund conducts a repurchase offer for the Master Fund’s shares at or around the same time. It is anticipated that each repurchase offer of the Fund will extend only to a specified portion of the Fund’s net assets (generally, 5–25% of the Fund’s net assets), based upon, among other things, the liquidity of the Master Fund’s assets. Any Investor that sells Shares to the Fund in a repurchase offer that has a Tender Valuation Date (as defined below) within the 12 month period following the original issue date of the Shares will be subject to a repurchase fee at a rate of 2% of the aggregate net asset value of the Investor’s Shares repurchased by the Fund (an “early withdrawal fee”). For illustrative purposes, an Investor that acquires Shares on the first Business Day of April would not incur an early withdrawal fee for participating in a repurchase offer that has a Tender Valuation Date of March 31 of the following year. Payment of the early withdrawal fee will be made by netting the fee against the repurchase proceeds. The early withdrawal fee will be retained by the Fund for the benefit of remaining Investors. If an Investor has made multiple subscriptions and tenders a portion of its Shares, the early withdrawal fee will be calculated on a first-in/first-out basis. If the aggregate Shares tendered by Investors in response to the Fund’s repurchase offer exceed the amount of the Fund’s repurchase offer, tendering Investors will generally participate on a pro rata basis. See “Repurchases and Transfers of Shares” below for additional information about Share repurchases.

The Fund may effect a compulsory repurchase of all or a portion of an Investor’s Shares if the Board deems it advisable to do so. See “Repurchases and Transfers of Shares—Forced Redemption.”

The Fund’s repurchase offers are subject to additional terms, conditions, and restrictions. For more information concerning repurchases, see “Risks Associated With BAAM and the Operation of the Fund—Liquidity Risks” and “Repurchases and Transfers of Shares.”

Although the Fund intends to engage in periodic repurchases as described herein, no assurances can be given that such repurchases will occur or that any shares you tender will be repurchased. In the event that the Fund does not at least once during any 24-month period offer to repurchase any of the Shares tendered in accordance with the procedures determined by the Board from time to time, the Board will call a meeting of Investors for the purpose of determining whether the Fund should be dissolved.

Transferability of Shares:	There is no market for Shares and none is expected to develop. Shares are not assignable or transferable without the prior written consent of the Fund, which may be granted or withheld in its sole discretion. Transfers of Shares effected without compliance with the Declaration of Trust will not be recognized by the Fund.

Valuations:

The Administrator will value the Fund’s assets as of the close of each fiscal period, which generally is expected to be the close of business on the last Business Day of each month, in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) and procedures established by the Board of Trustees. The Board may, however, in its sole discretion, elect to use any other period as a fiscal period, and may elect to determine the Fund’s net asset value at any other time. The Fund expects that, in most cases, the Fund will value its assets in accordance with valuations reported by the Master Fund, which in turn will, in most cases, value its assets in accordance with valuations reported by the Portfolio Manager, although the Fund and the Master

Fund will have discretion to use other valuation methods. The Administrator and BAAM may not have the ability to assess the accuracy of valuations reported by Portfolio Managers. Also, valuations will be reported to the Master Fund based on interim unaudited financial records of Investment Funds, and will be estimates subject to adjustment. See the section entitled “Determination of Net Asset Value” for more information.

Summary of Tax Matters:	The Fund intends to qualify and be eligible to be treated as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code (the “Code”), which generally will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to Investors. In order to so qualify and be eligible, the Fund must, among other things, satisfy diversification, 90% gross income and distribution requirements (described below). The Fund also currently expects that the Master Fund will satisfy the requirements to qualify and be eligible to be treated as a RIC. There can be no assurance that either the Fund or the Master Fund will so qualify and be eligible.

The Fund will invest substantially all of its assets in the Master Fund, and if the Master Fund were to fail to satisfy the diversification, 90% gross income, or distribution requirement and were not to cure that failure (as described below), the Fund itself would be unable to satisfy the diversification requirement. It may be difficult for the Master Fund to satisfy the requirements for treatment as a RIC, including because of uncertainty with respect to the application of some of the requirements to the Master Fund’s investments. As a result, there can be no assurance that the Fund or the Master Fund will be able to qualify for or maintain its status as a RIC. Failure to qualify for or maintain such status could subject the Fund or the Master Fund to regular corporate income taxes.

The Master Fund will invest in Investment Funds that qualify as PFICs (described below), controlled foreign corporations (described below), or partnerships for U.S. federal income tax purposes. Investments of this type will likely require the Master Fund to recognize income or gain in excess of any cash it receives. Thus, to the extent the Master Fund makes such investments, it may be required to sell assets, potentially including such investments, possibly when it is not advantageous to do so (to the Master Fund, and therefore to the Fund), in order to generate the cash necessary to make the distributions required to maintain its status as a RIC and to avoid the imposition of a federal income tax and/or a nondeductible 4% excise tax. There can be no assurances that the Master Fund will be successful in this regard.

Under the Automatic Dividend Reinvestment Plan (described below), Investors may elect to have their dividends reinvested in Shares. Investors subject to U.S. federal income tax generally will be required to recognize the full amount of the dividend (including the portion payable in Shares) as ordinary dividend income (and, to the extent applicable, as a capital gain dividend, as defined below) to the extent of the Fund’s current and accumulated earnings and profits for U.S. federal income tax purposes.

Reports:	The Fund will distribute a semi-annual report containing unaudited financial statements and an annual report containing audited financial statements within 60 days of the end of each semi-annual or annual period. Any Investor may request from the Administrator an estimate, based on unaudited data, of the net asset value of the Fund as of the end of any calendar month.

Borrowings:	Subject to limitations imposed by the 1940 Act, the Fund and Master Fund (as applicable) may borrow money from time to time. The Fund and Master Fund (as applicable) currently intend to limit borrowings to those made (i) on a short-term basis and (ii) for the purpose of (a) repurchasing shares of the Fund/Master Fund in the event that the Fund/Master Fund has no available cash or immediately available liquid investments, (b) paying fees and expenses, (c) making any investments in Investment Funds prior to the availability of cash or immediately available liquid investments (i.e., bridge financing for portfolio management purposes and not to leverage investments) and/or (d) meeting distribution requirements for eligibility to be treated as a RIC that would otherwise result in the liquidation of investments. Although BAAM does not generally intend to operate the Master Fund on a leveraged basis, under some circumstances the Master Fund could be leveraged for an extended period of time. See “Risks Associated With BAAM and the Operation of the Fund—Borrowing by the Fund; Investments are Leveraged.”

Exculpation, Indemnification, etc.	Under each of the Fund’s and the Master Fund’s Declaration of Trust, each of the Fund and the Master Fund has agreed to indemnify each member of its Board of Trustees and its officers (including such persons who serve at the Fund’s or the Master Fund’s request as directors, officers, members, partners, or trustees of another organization in which the Fund or the Master Fund, as applicable, has any interest as a shareholder, creditor or otherwise) (each such person hereinafter referred to as a “Fund Covered Person”) against all liabilities and expenses, except with respect to any matter as to which such Fund Covered Person shall have been finally adjudicated in a decision on the merits in any such action, suit, or other proceeding not to have acted in good faith in the reasonable belief that such Fund Covered Person’s action was in the best interests of the Fund and except that no Fund Covered Person shall be indemnified against any liability to the Fund or its Investors to which such Fund Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Fund Covered Person’s office. Upon certain conditions, the Fund shall advance expenses incurred by any Fund Covered Person in advance of the final disposition of any such action, suit or proceeding.

Term:	The Fund will continue indefinitely until the Board determines that it is in the best interests of the Fund to cease operations permanently or the Fund is terminated pursuant to the terms of the Declaration of Trust.

Administrator:	Each of the Fund and the Master Fund has entered into a separate administration agreement (each, an “Administration Agreement”) with Citi Fund Services Ohio, Inc. (the “Administrator”). The Administrator

and/or its affiliates are responsible for certain matters pertaining to the administration of the Fund and the Master Fund, including: (a) maintaining corporate and financial books and records of the Fund and the Master Fund, (b) providing administration services, and (c) performing other accounting and clerical services necessary in connection with the administration of the Fund and the Master Fund. The services performed by the Administrator may be completed by one or more of its affiliated companies.

Distributor:	Blackstone Advisory Partners L.P.

Transfer Agent:	Citi Fund Services Ohio, Inc.

Independent Registered Public Accounting Firm:	Deloitte & Touche LLP

Custodian:	Citibank, N.A. (the “Custodian”) acts as custodian to the Fund and the Master Fund pursuant to agreements between the Custodian and each of the Fund and the Master Fund. In furtherance of its duties to the Fund, the Custodian may appoint sub-custodians from time to time. Other entities may be appointed in the future to provide custodial services to the Fund.

Fiscal Year:	For accounting purposes, the Fund’s fiscal year is the 12-month period ending on March 31.

Summary of Fees and Expenses

This table describes the combined fees and expenses of the Fund and the Master Fund that you will incur (directly or indirectly) if you buy and hold Shares. The direct and indirect expenses associated with investing in a “fund of funds,” such as the investment program provided by the Fund and the Master Fund, are generally higher than those of other types of funds that do not invest primarily in other investment funds. This is because of the expectation that Investors in the Fund will bear two layers of asset-based management fees (at the Master Fund level and the Investment Fund level), a single layer of incentive fees (at the Investment Fund level), and other expenses at the Fund level, the Master Fund level and the Investment Fund level. The Fund does not directly pay a management fee with respect to any period during which the only investment security held by the Fund is that of the Master Fund. As a result, as long as the Fund continues to invest in the Master Fund as part of a master-feeder arrangement, Investors will incur a single fee for management services provided by BAAM to the Fund and the Master Fund. Neither the Master Fund nor the Fund directly pays any incentive fees. The fees and expenses charged at the underlying fund level are estimated in the table below under the caption “Acquired Fund Fees and Expenses.” Investors in the Fund will bear indirectly fees and expenses of the Master Fund and fees and expenses of the Investment Funds, both of which are reflected in the following table and the examples below. The Investment Fund fees are described below in the section “Risks Associated with BAAM and the Operation of the Fund—Duplicative Payments and Expenses.”

Shareholder Transaction Expenses:

Maximum Sales Load (as a percentage of the offering price)(1)	3.00%

Maximum Repurchase Fee(2)	2.00%

Annual Expenses (as a percentage of net assets of the Fund):

Management Fee(3)	1.25%

Other Expenses(4)	2.18%

Distribution and Service Fee(5)	0.85%

Acquired Fund Fees and Expenses(6)	5.83%

Total Annual Expenses	10.11%

Fee Waiver and/or Expense Reimbursement(7)	(1.83%)

Total Annual Expenses After Fee Waiver/Expense Reimbursement	8.28%

(1)

The Distributor acts as the distributor of the Shares on a best efforts basis, subject to various conditions. The Fund may be offered through other brokers or dealers (Selling Agents) that have entered into selling agreements with the Distributor. Selling Agents typically receive the sales load with respect to the Shares purchased by their Investors. The Distributor does not receive any portion of the sales load. Shares are sold subject to a maximum sales load of up to 3.00%. The Selling Agents may, in their sole discretion, reduce or waive the sales load. Investors should direct any questions regarding sales loads to the relevant Selling Agent.

(2)

Any Investor that sells Shares to the Fund in a repurchase offer that has a Tender Valuation Date (as defined below) within the 12 month period following the original issue date of the Shares will be subject to a repurchase fee at a rate of 2% of the aggregate net asset value of the Investor’s Shares repurchased by the Fund (an “early withdrawal fee”). Payment of the early withdrawal fee will be made by netting the fee against the repurchase proceeds. The early withdrawal fee will be retained by the Fund for the benefit of remaining Investors. If an Investor has made multiple subscriptions and tenders a portion of its Shares, the early withdrawal fee will be calculated on a first-in/first-out basis. See “Repurchases and Transfers of Shares” below for additional information about Share repurchases.

(3)

The management fee is payable by the Master Fund, but will be borne indirectly by Investors as a result of the Fund’s investment in the Master Fund. The Fund’s contractual investment management fee rate under its investment management agreement (the “Investment Management Agreement”) with BAAM is 1.25%; however, pursuant to its Investment Management Agreement, no investment management fee is payable by the Fund with respect to any period during which the only investment security held by the Fund is that of another registered investment company. As a result, as long as the Fund continues to invest in the Master Fund as part of a master-feeder arrangement, Investors will incur a single fee for investment management services provided by BAAM to the Fund and the Master Fund.

(4)

Based on the period April 2, 2012 (commencement of operations) through March 31, 2013. “Other Expenses” include professional fees and other expenses, including, without limitation, offering costs, administration fees, investor servicing fees, custody fees, trustee fees, insurance costs, financing costs (resulting from credit facilities used as bridge financing for portfolio management purposes, not to leverage investments) and other expenses that the Fund bears directly and indirectly through the Master Fund.

(5)

The Fund pays the Distributor an ongoing fee (the “Distribution and Service Fee”) at an annualized rate of 0.85% of the average net assets of the Fund. The Distribution and Service Fee consists of compensation at a rate of 0.60% for the sale and marketing of the Shares and 0.25% for services provided to Investors (such as responding to inquiries from Investors and providing Investors with information about their investments in the Fund). The Distributor may pay all or a portion of the Distribution and Service Fee to the selling agents that sell Shares of the Fund. The Fund operates pursuant to an exemptive request that it has been granted by the Financial Industry Regulatory Authority (“FINRA”). Pursuant to this exemption, the ongoing Distribution and Service Fee payments made by the Fund are governed by FINRA Rule 2830. This is the rule that governs the receipt of compensation by certain financial intermediaries that sell shares of open-end investment companies. See “Subscription for Shares – Distribution Arrangements” below.

(6)

Represents fees and expenses of the Investment Funds in which the Master Fund invested during the period ended March 31, 2013. It is based on the assets invested in each Investment Fund and the fees and expenses including incentive fees or allocations charged by each Investment Fund. The Investment Funds in which the Master Fund intends to invest generally charge between 10% and 30% of net profits as an incentive fee or allocation. Amounts incurred by the Master Fund may be substantially higher or lower in the future because the performance of the Investment Funds may fluctuate and the Master Fund may invest in different Investment Funds from time to time.

(7)

Through March 31, 2015, BAAM has agreed to waive its fees and/or reimburse expenses of the Fund so that the Fund’s “Specified Expenses” including the Fund’s pro rata share of the Master Fund’s Specified Expenses will not exceed 0.35% (annualized). The Fund has agreed to repay these amounts, when and if requested by BAAM, but only if and to the extent that Specified Expenses of the Fund (including the Fund’s pro rata share of the Master Fund’s Specified Expenses) are less than 0.35% (annualized) within the three year period after BAAM bears the expense. This arrangement cannot be terminated prior to March 31, 2015 without the Board’s consent. “Specified Expenses” is defined to include all expenses incurred in the business of the Fund or Master Fund with the exception of (i) the Management Fee; (ii) the Distribution and Service Fee, (iii) fees and expenses of the Investment Funds in which the Master Fund invests, (iv) brokerage costs, (v) interest payments (including any interest expenses, commitment fees, or other expenses related to any line of credit of the Fund or Master Fund), (vi) taxes, and (vii) extraordinary expenses (as determined in the sole discretion of BAAM). See “Management of the Fund—Expense Limitation Undertaking” below.

Example:

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$110	$283	$473	$1,040

The purpose of this table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The table assumes the reinvestment of all dividends and distributions at net asset value. For a more complete description of the various fees and expenses of the Fund, see “Management of the Fund.”

The “Example” is based on the expenses set forth in the table above and should not be considered a representation of the Fund’s future expenses. Actual expenses of the Fund may be higher or lower than those shown. Moreover, the annual return may be greater or less than the hypothetical 5% return in the table above; if the annual return were greater, the amount of fees and expenses would increase. Similarly, if the Investment Funds’ actual net rates of return exceed 5%, the dollar amounts could be significantly greater as a result of the Investment Funds’ performance-based fees.

Financial Highlights

The information contained in the table below sets forth selected information derived from the financial statements contained in the Fund’s annual report for the period ended March 31, 2013 (the “Annual Report”), which have been audited by Deloitte & Touche LLP (“Deloitte”). Deloitte’s report, along with the Fund’s financial statements, is included in the Annual Report. The information provided below should be read in conjunction with the Annual Report and the Semi-Annual Report and the notes accompanying each report. The Fund’s Annual Report and Semi-Annual Report have been filed with the SEC and are available on the SEC’s website at www.sec.gov, and are also available upon request by calling 1-888-386-9490. The Fund’s financial statements for the period ended March 31, 2013 and the six-month period ended September 30, 2012 are incorporated by reference into the Fund’s SAI, dated July 30, 2013, which is available upon request.

Blackstone Alternative Alpha Fund

Financial Highlights

For the Year Ended March 31, 2013

Per share operating performance:
Net asset value, April 1, 2012[1]	$1,000.00
Income from investment operations:
Net investment loss[2]	(1.84)
Net realized and unrealized gain from investments	85.33

Net income from investment operations	83.49

Distributions of net investment income to shareholders	(5.81)

Early withdrawal fee	0.02

Net asset value, March 31, 2013	$1,077.70

Financial Ratios:
Service fees	0.85%
Other expenses to average net assets for the Fund before reimbursement from Investment Manager	1.16%
Reimbursement from Investment Manager[3]	(1.83)%

Total expenses to average net assets for the Fund after reimbursement from Investment Manager[4]	0.18%

Net investment loss to average net assets for the Fund	(0.18)%

Portfolio turnover[5]	9.01%

Total return	8.38%

Net assets, March 31, 2013 (000s)	$196,429

[1]	Commencement of operations.
[2]	Calculated using average shares outstanding during the period.
[3]	The reimbursement includes expenses incurred by the Fund and the Master Fund.
[4]

In accordance with the Expense Limitation Agreement, Specified Expenses of the Master Fund are included in the limitation of the Expense Cap. The expenses of the Master Fund represent 2.27% of average net assets for the Fund for the year ended March 31, 2013. The net expense ratio for the Fund, including the applicable Master Fund expenses is 2.45%.

[5]	The Fund is invested solely in the Master Fund, therefore this ratio reflects the portfolio turnover of the Master Fund.

The financial ratios represent the expenses and net investment loss to average monthly net assets for the period. The computation of such ratios do not reflect the Fund’s share of the income and expenses of the underlying Investment Funds held by the Master Fund. The individual shareholder’s total return may vary from this total return based on the timing of capital transactions.

Blackstone Alternative Alpha Master Fund and Subsidiary

Consolidated Financial Highlights

As of March 31, 2013

Per share operating performance:	$1,000.00
Net asset value, April 1, 2012[1]
Income from investment operations:
Net investment loss[2]	(23.23)
Net realized and unrealized gain from investments	102.99

Net income from investment operations	79.76

Distributions of realized gains to shareholders	(1.97)

Net asset value, March 31, 2013	$1,077.79

Financial Ratios:
Expenses to average net assets	2.28%

Net investment loss to average net assets	(2.27)%

Portfolio turnover	9.01%

Total return	7.99%

Net assets, March 31, 2013 (000s)	$196,348

[1]	Commencement of operations.
[2]	Calculated using average shares outstanding during the period.

The financial ratios represent the expenses and net investment loss to average monthly net assets for the period. The ratios do not reflect the Consolidated Master Fund’s share of the income and expenses of the underlying Investment Funds.

Privacy Policy

This privacy policy sets forth BAAM’s policies with respect to nonpublic personal information of individual investors, shareholders, prospective Investors and former investors of investment funds managed by BAAM. These policies apply to individuals only and are subject to change.

BAAM collects nonpublic personal information about Investors from the information it receives in subscription agreements and information relating to an Investor’s transactions with BAAM.

BAAM does not disclose any nonpublic personal information about the Investors to anyone other than (i) fund administrators and other service providers as necessary in order to service each BAAM Investor’s investment with BAAM, (ii) The Blackstone Group L.P. and its affiliates (collectively, “TBG”) in order to determine the Investor’s eligibility for services offered by TBG, and (iii) as permitted by law.

An Investor may limit the extent to which BAAM shares the Investor’s personal information with TBG by calling 1-888-386-9490. BAAM is required to share the Investor’s personal information with TBG in order to determine the Investor’s eligibility for investment services offered by TBG. However, BAAM still may share such personal information with TBG as necessary to service such Investor’s investment with BAAM or under other circumstances permitted by law. TBG also may market investment services to Investors where TBG has its own relationship with an Investor. Once an Investor has informed BAAM about his or her privacy preferences, they will remain in effect until the Investor notifies BAAM otherwise.

It also may be necessary under anti-money laundering and similar laws to disclose information about Investors in order to accept subscriptions from them. BAAM also will release information about Investors if compelled to do so by law in connection with any government request or investigation, or if any Investors direct BAAM to do so.

Information Safeguarding Policy

Except as otherwise expressly provided above, BAAM restricts access to nonpublic personal information about Investors to its employees and agents who need to know the information to enable BAAM to service the Investors. BAAM maintains physical, electronic and procedural safeguards to guard each Investor’s nonpublic personal information.

Use of Proceeds

The proceeds will be invested in accordance with the Fund’s investment objective and strategies as soon as practicable. The Fund intends to invest substantially all of its assets in the Master Fund.

Although the Fund intends to invest substantially all of its assets in the Master Fund, it may withdraw from the Master Fund and may invest directly in Investment Funds under certain circumstances, including but not limited to circumstances in which investors other than the Fund acquire control of the Master Fund, in which case the Fund would be subject directly to the risks described in this Prospectus. The Master Fund expects to have investors in addition to the Fund (including another registered investment company managed by BAAM). See “Investment Objective and Strategies” and “Risks.”

Pending the investment of the proceeds of any offering in Investment Funds pursuant to the Fund’s and the Master Fund’s investment objective and principal strategies, the Master Fund may invest a portion of the proceeds of the offering, which may be a substantial portion, in short-term, high quality debt securities, money market securities, cash or cash equivalents. In addition, the Fund and the Master Fund may maintain a portion of the proceeds in cash to meet operational needs. The Master Fund may also use derivatives, principally put options and futures contracts, and make direct investments to obtain market exposure during these and other periods. No assurance can be given that the Master Fund will do so or, if it does, that it will do so successfully. Each of the Fund and the Master Fund may be prevented from achieving its objective during any time in which the Master Fund’s assets are not substantially invested in accordance with its principal investment strategies.

The Master Fund may invest in securities and utilize financial instruments, including, but not limited to, forward contracts, currency options and interest rate swaps, caps and floors for hedging purposes in order to: (i) protect against possible changes in the market value of portfolio positions resulting from fluctuations in the securities markets and changes in interest rates, (ii) protect the unrealized gains in the value of portfolio positions, (iii) facilitate the sale of any such investments, (iv) enhance or preserve returns, spreads or gains on any investment in a portfolio, (v) hedge the interest rate or currency exchange rate on any liabilities or assets, (vi) protect against any increase in the price of any securities which purchase is anticipated at a later date, or (vii) for any other reason that BAAM deems appropriate.

Investment Objective and Strategies

Investment Objective

The Fund’s investment objective is to seek to earn long-term risk-adjusted returns that are attractive as compared to those of traditional public equity and fixed income markets. The Fund’s investment objective is not fundamental and can be changed by the Board of Trustees without shareholder approval.

Investment Strategy

The Fund pursues its investment objective by investing substantially all of its assets in the Master Fund, which has the same investment objective as the Fund. The Master Fund generally intends to allocate its investments among a number of Portfolio Managers, Investment Funds, markets, trading styles, and asset categories to seek to produce attractive returns. In addition, the Master Fund may, under limited circumstances, invest or trade directly in securities and financial instruments for hedging purposes. There are no limitations on the amount of the Master Fund’s assets that BAAM may invest in any market, trading style, or asset category. However, the 1940 Act and the Code may impose limits and restrict BAAM’s ability to invest the Master Fund’s assets in any one Portfolio Manager or in any one Investment Fund.

The Master Fund’s principal investment strategy is to allocate its capital among a select group of independent managers whose investment strategies involve the application of non-traditional methods of investing. BAAM has managed “multi-manager” funds since 1990 and has developed a robust process for evaluating, selecting, and monitoring outside managers. BAAM devotes significant resources to its due diligence and evaluation efforts with the goal of identifying Portfolio Managers with investment styles and strategies that BAAM believes may assist the Master Fund and the Fund achieve their investment objectives. BAAM currently intends to generally consider the following factors as part of its Portfolio Manager screening process for the Master Fund, although the factors considered from time to time or with respect to any one or more Portfolio Managers may vary and may include only some or none of the factors listed below or other factors that are not listed below.

Attractive Long-Term Risk-Adjusted Investment Performance: BAAM seeks to choose non-traditional Portfolio Managers that it believes will produce attractive long-term risk-adjusted performance returns over a full market cycle.

Skilled Application of Non-Traditional Investment Techniques: BAAM believes that attractive risk-adjusted investment returns can sometimes be found outside traditional investment strategies that rely on relative performance against public market equity and fixed income benchmarks. The Master Fund generally invests its funds with Portfolio Managers who use “non-traditional” investment approaches, which often seek to take advantage of market inefficiencies and other factors in order to outperform the underlying markets of their investments.

Opportunistic Approach to Investing: Among the Portfolio Managers sought out by the Master Fund are “opportunistic” managers who are willing to make substantial investments based on the direction the Portfolio Manager anticipates a particular market, markets or individual securities will take. In many cases, these managers make “directional investments” and frequently use substantial leverage to attempt to produce attractive returns. While the Master Fund expects periods when Portfolio Managers using non-traditional techniques will produce returns that greatly exceed the returns from more traditional investment strategies, the Master Fund also expects periods when such managers may produce significant losses and returns that fall short, in some cases significantly short, of those produced by more traditional approaches.

Clearly Defined Investment Philosophy: BAAM’s experience is that understanding a Portfolio Manager’s investment philosophy not only allows a better understanding of that Portfolio Manager’s expected rate of return, but it will also advance the Master Fund’s overall portfolio construction. Generally, the more clearly defined the investment philosophy, the more comfortable BAAM is with its decision to invest the Master Fund’s assets with a given Portfolio Manager.

Management Stability and Committed Investment Professionals: BAAM believes the ability to generate attractive risk-adjusted returns over a full market cycle, especially when the application of sophisticated non-traditional techniques is involved, is dependent upon the performance of committed investment professionals.

No matter how appealing the investment concept, attractive risk-adjusted returns can only be generated by committed people operating in a stable environment.

Ongoing Monitoring: Once selected, the performance of each Portfolio Manager is regularly reviewed, and new Portfolio Managers are identified and considered on an on-going basis. In addition, the allocation of the Master Fund’s assets among Portfolio Managers, approaches and styles will be regularly monitored and, when required by performance results or changing economic conditions, adjusted.

The Master Fund intends to invest in specialist Investment Funds that pursue distinct investment strategies. Although the scope of Investment Funds’ strategies is wide and new strategies in which the Master Fund may invest may emerge in the future, the target strategies of the Master Fund presently include, but are not limited to, the following strategies. The Master Fund expects under normal circumstances to have exposure predominantly to Investment Funds with equity-based strategies (and in particular, equity long/short strategies).

Equity Long/Short Strategies: “Equity long/short,” also known as “equity hedge,” strategies combine core long and short positions in stocks, stock indices, or derivatives related to the equity markets. Equity long/short Portfolio Managers attempt to generate long term capital appreciation by developing and actively managing equity portfolios that include both long and short positions. Equity long/short strategies may have particular areas of focus, such as, among others, the following:

Diversified Sector: Diversified sector equity long/short Portfolio Managers invest in a number of industry sectors.

Sector Specific: Sector specific equity long/short Portfolio Managers invest in specific industry sectors, such as, among others, technology, healthcare and financial industries.

Trading-Oriented: Trading-oriented Portfolio Managers may use a variety of strategies, such as, among others, the following:

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Macro: A global macro trading strategy involves investing in equity, fixed-income, foreign exchange or commodity markets around the world. Macro Portfolio Managers focus on underlying macroeconomic fundamentals in developing their investment theses. Monetary policy shifts, fiscal policy shifts, gross domestic product growth or inflation all may be considered in developing a market view. Portfolio Managers establish opportunistic long or short market positions to seek to benefit from anticipated market moves. Macro players tend to make significant use of derivatives and leverage.

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Discretionary: A discretionary trading strategy is similar to a global macro strategy in that it involves constructing long and short market positions around fundamental macro-economic or technical views. The primary distinction is that this strategy tends to be more focused on one or two subsets of global capital markets. For example, a discretionary Portfolio Manager may focus on foreign exchange and bond trading in the Group of Ten (G10) markets. Other Portfolio Managers in this category may focus on less efficient markets, such as base metals, where they believe that it is possible to maintain an information edge over the market. Discretionary Portfolio Managers tend to make significant use of derivatives and leverage.

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Systematic: This trading strategy generally involves the trading of listed financial or commodity futures and interbank currencies in markets around the world. Systematic Portfolio Managers tend to utilize sophisticated technical models to analyze price and market data to identify trends across a broad range of markets. Derivative instruments may be used by systematic Portfolio Managers to leverage their portfolios.

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Emerging Markets: This strategy involves investment in the equity, fixed-income or currency markets of less developed countries. The liquidity and market capitalization of emerging markets is very limited. As a result, financial instruments in these markets tend to be correlated to each other. Short-term capital flows can be volatile and can cause emerging markets to move up together and, when flows reverse, to fall in unison. Governments in some emerging markets have manipulated markets to squeeze out short sellers, and have periodically imposed structural impediments to short selling. This can often make short selling difficult for Portfolio Managers who want to control downside risk in adverse market environments. As a consequence, most emerging market Portfolio Managers tend to have a long bias to equities. Investment Funds in the emerging markets trading category tend to make significant use of derivatives and leverage.

Event Driven. “Event driven” trading strategies seek to earn excess return through the purchase and sale of securities based on anticipated outcomes of company-specific or transaction-specific situations, such as spin-offs, mergers and acquisitions, liquidations, reorganizations, bankruptcies, recapitalizations, and share buybacks. Event Driven strategies include, among others, the following:

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Risk (Merger) Arbitrage: Merger arbitrage Portfolio Managers seek to profit by taking advantage of differences between the current market price of a security and its expected future value based on the anticipated outcome of a potential merger.

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Distressed Securities: Distressed securities Portfolio Managers generally invest in securities of financially troubled companies (companies involved in bankruptcies, exchange offers, workouts, financial reorganizations, and other special credit event related transactions).

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High Yield: High yield Portfolio Managers generally invest in bonds and preferred securities offering a higher rate of interest or dividends and which are rated in lower rating categories by various credit rating agencies.

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Special Situations: Special situations Portfolio Managers seek to profit by capturing discrepancies in valuation between the current market price of a security and its expected future value based on the occurrence of a corporate restructuring, reorganization or a significant alteration in the company’s strategy or product mix.

Multi-Strategy: The Master Fund also currently intends to invest in multi-strategy Investment Funds that may invest in some or all of the equity long/short strategies described above and/or additional strategies such as, among others, one or more relative value strategies.

Relative value includes a range of different investment strategies. These strategies focus on generating profits by exploiting the difference in price between related instruments (for example, a 5-year and a 10-year bond issued by the same company), rather than because of the direction of the market. Generally, relative value Portfolio Managers buy a position in one instrument and sell an equivalent amount of another instrument with the expectation, often based on mathematical analysis, that the prices of the two instruments are not only historically related but also that they have deviated from their historical trading patterns. Profits may be generated if this unusual price deviation diminishes, and the prices of the two related instruments return to their historical trading patterns. The Investment Funds may utilize, among others, the following relative value strategies:

Equity Market Neutral/Statistical Arbitrage: Equity market neutral strategies seek to generate profits through the successful selection of equity securities while reducing the effects of market-wide or, in some cases, industry or sector-wide price movements by simultaneously taking long and short positions in or with respect to “matched” equities in approximately equal volumes. Statistical arbitrage is a relative value, “systematic” (meaning largely automated) trading strategy that seeks to exploit short-term and long-term relationships among stock prices and volatility.

Long/Short Credit: Long/short credit strategies seek to generate profits through the successful selection of credit securities while reducing the effects of market-wide or, in some cases, industry or sector-wide price movements.

Convertible Arbitrage: Convertible arbitrage strategies generally involve the simultaneous purchase and short sale of issues of the same issuer. Often, the arbitrage involves the purchase of a convertible bond issued by the issuer and the short sale of that issuer’s common stock. Convertible bonds are vulnerable to market risk, and, as to the issuers of the bonds selected for investment, there is risk of bankruptcy or significant credit risk. Portfolio Managers may also seek to either hedge out or take on additional credit risk and interest rate risk.

Fixed Income Arbitrage: Portfolio Managers using fixed income arbitrage strategies analyze a variety of fixed income securities across several markets. These strategies seek to exploit pricing inefficiencies between related fixed income securities, while neutralizing exposure to interest rate risk. Losses may be incurred from spread positioning due to price differentials. Fixed income arbitrage Portfolio Managers tend to utilize significant amounts of leverage, take both long and short positions, and employ options, futures and other derivative strategies. Portfolio Managers using this strategy also may trade various mortgage securities. These securities and derivatives may further increase the leverage in the Investment Funds.

The descriptions above reflect BAAM’s current expectations regarding the strategies that will be used by the Investment Funds in which the Master Fund plans to invest. A Portfolio Manager has significant latitude when managing an Investment Fund it oversees and the Portfolio Manager could make changes to the strategy used by an Investment Fund, or the way the strategy is implemented, while the Master Fund is invested in the Investment Fund.

The Master Fund may invest a portion of its assets (but not more than 25%) in the Subsidiary. The Subsidiary is advised by BAAM and has the same investment objective as the Master Fund. BAAM expects to invest the Subsidiary’s assets in various Investment Funds.

The Master Fund may invest in securities and utilize financial instruments, including, but not limited to, forward contracts, currency options and interest rate swaps, caps, and floors for hedging purposes in order to: (i) protect against possible changes in the market value of portfolio positions resulting from fluctuations in the securities markets and changes in interest rates, (ii) protect the unrealized gains in the value of portfolio positions, (iii) facilitate the sale of any such investments, (iv) enhance or preserve returns, spreads or gains on any investment in a portfolio, (v) hedge the interest rate or currency exchange rate on any liabilities or assets, (vi) protect against any increase in the price of any securities which purchase is anticipated at a later date, or (vii) for any other reason that BAAM deems appropriate. The Master Fund may also use derivatives, principally put options and futures contracts, and make direct investments to obtain market exposure. The Master Fund can use both European-style and American-style options. The Master Fund may purchase and sell both exchange-trade and over-the-counter options.

Non-Fundamental Investment Policy

Under normal circumstances, at least 80% of the Master Fund’s net assets, plus the amount of any borrowings (if any) for investment purposes, will be invested, directly or indirectly through the Subsidiary, or held pending investment in, Investment Funds. The forgoing policy is not a fundamental policy and may be changed by the Board of Trustees of the Master Fund without the approval of any direct shareholders of the Master Fund or the approval of the Investors; however, the Master Fund and the Fund intend to provide Investors with at least 60 days’ written notice of any change to such policy.

Risks

The sources of risk and return may vary from strategy to strategy. If an investment strategy is included in the Master Fund’s portfolio, it may be represented by investments in more than one Investment Fund. The following descriptions of investment strategies and related risks are not intended to be complete explanations of the strategies described and the related risks, and do not include all possible investment strategies or methods that Investment Funds may use.

Investment in the Fund involves a high degree of risk. The Shares are suitable for investment only by sophisticated individuals and institutions for which an investment in the Fund does not represent a complete investment program and who fully understand and are capable of assuming the risks of an investment in Shares. The following considerations should be carefully evaluated before making an investment in Shares.

Investment and Trading Risks in General

All securities and related investments risk the loss of capital. No guarantee or representation is made that the Fund’s program will succeed. The Master Fund’s investment program includes investments in Investment Funds and the selection of Portfolio Managers to manage the Master Fund’s assets. These Portfolio Managers may utilize such investment techniques as short sales, substantial leverage, securities lending, investments in non-marketable securities, uncovered option transactions, forward transactions, futures and options on futures transactions, non-U.S. currency transactions and highly concentrated portfolios, among others, which could under certain circumstances magnify the impact of any negative market or investment developments. More specifically, BAAM seeks out Portfolio Managers who have demonstrated the ability, under certain conditions, to generate returns well in excess of those available from traditional investment opportunities. Many of these Portfolio Managers have also experienced substantial losses in the past over relatively short periods of time. See “Risks Associated With BAAM and the Operation of the Fund—Diversification” below.

General Economic and Market Conditions

The success of the Investment Funds’, and, therefore, the Fund’s, activities will be affected by general economic and market conditions, such as interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Investment Funds’ investments), trade barriers, currency exchange controls, and national and international political circumstances (including wars, terrorist acts or security operations). These factors may affect the level and volatility of financial instruments’ prices and the liquidity of the Investment Funds’ investments. Volatility or illiquidity could impair the Fund’s and the Investment Funds’ profitability or result in losses. The Investment Funds may maintain substantial trading positions that can be adversely affected by the level of volatility in the financial markets — the larger the positions, the greater the potential for loss. The economies of non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, asset reinvestment, resource self-sufficiency and balance of payments position. Further, certain non-U.S. economies are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The economies of certain non-U.S. countries may be based, predominantly, on only a few industries and may be vulnerable to changes in trade conditions and may have higher levels of debt or inflation.

Systemic Risk

Credit risk may arise through a default by one of several large institutions that are dependent on one another to meet their liquidity or operational needs, so that a default by one institution causes a series of defaults by the other institutions. This is sometimes referred to as a “systemic risk” and may adversely affect financial intermediaries, such as clearing agencies, clearing houses, banks, securities firms and exchanges, with which the Fund, the Master Fund and the Investment Funds interact on a daily basis.

Risks Associated With BAAM and the Operation of the Fund

Diversification

The Master Fund is classified as a “non-diversified” investment company. A non-diversified fund may invest a greater percentage of its assets in the securities of fewer issuers than a “diversified” fund, and accordingly may be more vulnerable to changes in the value of those issuers’ securities. There are no limitations on the amount of the Master Fund’s assets that BAAM may invest in any market, trading style or asset category. However, the 1940 Act (as described below) and the Code (see “Tax Considerations” below) may impose limits and restrict BAAM’s ability to invest the Master Fund’s assets in any one Portfolio Manager or in any one Investment Fund. Notwithstanding the requirements of the 1940 Act and the Code, the Master Fund’s assets may have focused exposure to one or more particular Portfolio Managers and/or Investment Funds, asset categories, trading styles, or financial or economic markets. In that event, the Fund’s and the Master Fund’s portfolios will be more susceptible to fluctuations in value resulting from adverse economic conditions affecting the performance of such particular Portfolio Managers, Investment Funds, asset categories, trading styles, or financial or economic markets, than a less focused portfolio would be. For instance, the Master Fund’s expected emphasis on Investment Funds employing equity-based strategies may make the Master Fund (and the Fund) more susceptible to fluctuations in value when economic or market conditions disfavor those strategies.

Although each Investment Fund will typically provide a measure of diversification through its own investment portfolio, to the extent the Master Fund’s assets are focused in a particular Investment Fund, asset category, trading style, or financial or economic market, the Fund’s and the Master Fund’s portfolios will then become more susceptible to fluctuations in value resulting from adverse economic conditions affecting the performance of that particular Investment Fund, asset category, trading style, or financial or economic market.

The Fund and the Master Fund may invest a portion of their assets in cash, money market funds, fixed income securities and similar investments pending investment in Investment Funds or to maintain liquidity. The Fund and the Master Fund may also invest all or a portion of their assets in these types of investments for temporary defensive purposes, although there is no assurance that the Fund or Master Fund will do so. To the extent the Fund or the Master Fund invests its assets for temporary defensive purposes, the Fund may not achieve its investment objective. As investments in the Investment Funds are generally illiquid, and withdrawals of those investments may be subject to restrictions or suspensions, the Fund or the Master Fund’s ability to invest for temporary defensive purposes may be limited.

Non-Voting Securities; Inability to Vote

Under the 1940 Act, if the Master Fund, together with other discretionary BAAM clients, owns 5% or more of the outstanding voting securities of an Investment Fund, the Investment Fund may be deemed to be an “affiliated person” of the Master Fund. If an Investment Fund is deemed to be an “affiliated person” of the Master Fund for purposes of the 1940 Act, limitations or prohibitions may be imposed on transactions between, on one hand, the Investment Fund and its affiliated persons and, on the other hand, the Master Fund and its affiliated persons, including potentially the Fund, BAAM, and other accounts managed by BAAM.

In order to avoid becoming subject to certain 1940 Act limitations and prohibitions with respect to affiliated transactions, which are designed to prevent over-reaching of a registered investment company, it is the Master Fund’s policy to limit its holdings to less than 5% of the outstanding voting securities of each Investment Fund in which it invests, absent an SEC order (or assurances from the SEC staff) under which the Master Fund’s contribution and withdrawal of capital to and from an Investment Fund in which it holds 5% or more of the outstanding voting securities will not be subject to various 1940 Act prohibitions on affiliated transactions. This limitation on owning voting securities is intended to prevent an Investment Fund from being deemed to be an “affiliated person” of the Master Fund for purposes of the 1940 Act. In accordance with this policy, BAAM will determine whether to invest the Master Fund (and the assets of other BAAM clients) in non-voting securities of an Investment Fund or to enter (on behalf of the Master Fund and other BAAM clients) into contractual arrangements to waive rights (if any) to vote for the election or removal of the Investment Fund’s directors (or rights considered equivalent to this under applicable SEC staff interpretations). The Master Fund’s waiver of voting rights will be irrevocable. Neither the Master Fund nor BAAM nor any other BAAM clients will receive any consideration in return for entering into a voting waiver arrangement.

The Master Fund intends to waive its voting rights of Investment Funds only pursuant to a negotiated, contractual agreement. BAAM will make the determination to waive voting rights pursuant to policies adopted by the Board. BAAM will report to the Board periodically regarding the implementation of the foregoing policy. BAAM will allocate the acquisition of voting and non-voting securities among its clients in a manner that is fair and equitable to all of its clients.

To the extent the Master Fund holds non-voting securities, it will not be able to vote on matters that require the approval of the interest-holders of the Investment Fund, including potentially matters adverse to the Master Fund’s interests. If the Master Fund’s ability to vote is limited, its ability to influence matters being voted on will be reduced relative to other investors (which may include other investment funds or accounts managed by BAAM). The absence of voting rights potentially could have an adverse impact on the Master Fund (and the Fund), although it is rare for Investment Funds to put matters to a vote of interest-holders and, when they do, the types of matters put to a vote are generally expected not to be important to the Master Fund’s primary purpose of investing in the Investment Fund, which is to gain exposure to the returns offered by that particular Investment Fund’s investment program.

There are statutory tests of affiliation other than owning 5% of the voting securities of an issuer (such as on the basis of control or, under certain circumstances, the aggregate size of investments by the Master Fund and other discretionary BAAM clients in an Investment Fund and/or its affiliates), and, therefore, the prohibitions of the 1940 Act with respect to affiliated transactions could apply in some situations where the Master Fund owns less than 5% of the voting securities of an Investment Fund. In these circumstances, transactions between the Master Fund and an Investment Fund may, among other things, potentially be subject to the limitations or prohibitions of Section 17 of the 1940 Act notwithstanding that the Master Fund has entered into a voting waiver arrangement.

The Master Fund may determine not to invest in, to limit its investments in, or to withdraw all or a part of its investment in, an Investment Fund in order to comply with applicable statutory limitations or prohibitions, as discussed in the previous paragraph. See “Conflicts of Interest—Other Activities of Blackstone, BAAM and its Affiliates.”

Limited Operating History

The Fund and the Master Fund are recently formed entities and have limited operating history upon which investors can evaluate their performance. As discussed above, BAAM is responsible for managing the Fund’s and the Master Fund’s investment portfolios and has substantial experience in managing investments and private investment funds. In addition, the Master Fund generally intends to invest primarily with Portfolio Managers that have established track records and BAAM may utilize the services of consultants with substantial experience in providing investment research, analytical data and due diligence services relating to investments in private investment funds.

Liquidity Risks

Shares will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer. Although the Fund may offer to repurchase Shares from time to time, no assurance can be given that these offers or repurchases will occur and an Investor may not be able to liquidate its Shares for a substantial amount of time. See “Repurchases and Transfers of Shares.” BAAM expects that it will recommend to the Board of Trustees that the Fund offer to repurchase Shares from Investors four times each year, effective at the end of March, June, September and December. (See “Repurchases and Transfers of Shares—Repurchases of Shares”).

Liquidity Mismatch

The Fund’s liquidity terms may allow shorter repurchase notice periods and more frequent repurchase of Shares than the liquidity terms applicable to certain Investment Funds. For example, the Master Fund may invest in an Investment Fund that is subject to a commitment period that exceeds the Fund’s liquidity terms, if, at the time the Master Fund made the investment in the Investment Fund, BAAM believes the investment could be managed in the context of the Fund’s anticipated liquidity needs.

Gates, Suspensions and Withdrawal Fees

Terms applicable to Investment Funds may permit distribution of assets in kind rather than in cash, the suspension of redemptions or the imposition of limiting “gates,” any of which could preclude the Master Fund from liquidating all or a portion of its interest in such Investment Fund as anticipated. Accordingly, an Investor seeking to tender Shares may be subject to the market risks of an Investment Fund until such time as the Investment Fund has established the applicable withdrawal date(s) for fixing the Investment Fund’s net asset value. Moreover, in the event an Investment Fund suspends withdrawals or fails to pay withdrawal proceeds, it may not be possible for the Fund to pay tendering Investors their entire repurchase amount or to reallocate Fund assets as anticipated. An Investment Fund also may charge withdrawal fees which would diminish the proceeds otherwise payable to the Master Fund.

Events in the world financial markets may materially adversely affect the Investment Funds, potentially limiting the Master Fund’s ability to fully exercise its withdrawal rights with regard to Investment Funds due to “gates”, suspensions and distributions in kind. Additionally, in some cases Portfolio Managers may also suspend the determination of the net asset value of all or a portion of their portfolios. The absence of such valuations will make it more difficult for BAAM to accurately value the Fund’s portfolio.

Repurchase In Kind; Liquidating SPVs

Generally, Investment Funds are permitted to make payments to withdrawing investors in-kind. Thus, upon the Master Fund’s withdrawal of all or a portion of its interests from an Investment Fund, the Master Fund may receive securities that are illiquid or difficult to value. In such circumstances, BAAM would seek to dispose of these securities at a time and in a manner that is in the best interests of the Fund and the Master Fund.

The Fund may, in certain circumstances, pay repurchase proceeds in kind. Such repurchase proceeds may include, without limitation, interests in a special purpose vehicle. Determinations as to what form of repurchase proceeds will be paid will be made by the Board based on what it determines to be equitable under the circumstances. Such determinations may be made at any time, including before or after the effective date of a repurchase. The costs and expenses attributable to such method will be allocated among Investors as determined in good faith by the Board of Trustees. To the extent the Fund meets a repurchase request with a distribution in kind of interests in one or more investments, such Investor will continue to be subject to the investment risks associated with such investments and will be subject to the terms of such investments, which may include (i) limitations or notice requirements on withdrawal or liquidation and/or (ii) limitations on the ability to sell or otherwise transfer interests in such investments. Thus, although the Fund’s obligations to meet an Investor’s tender request are fulfilled on the date the Fund distributes investments with a value as of the repurchase date equal to the repurchase value owed to such Investor, the investments distributed in kind to such Investor will continue to fluctuate in value after repurchase and will be subject to any applicable management or performance fees and expenses of such investment and the Investor’s ability to realize the cash value of such investments may be significantly delayed or limited. Distributions in kind of investments are subject to the valuation risks associated with such investments. Any in-kind distribution of securities is likely to consist of unmarketable securities (valued pursuant to procedures approved by the Board), which would be distributed to all tendering Investors on an equal basis to the extent practicable. Investors may be unable to liquidate such securities in a timely manner, may incur brokerage or other transaction costs in liquidating such securities, and may receive a lower price upon liquidation of such securities than the value assigned to them by the Fund at the time of distribution.

In-kind distributions may be comprised of, among other things, participations or other derivative instruments referring to certain assets of the Master Fund, interests in special purpose vehicles or trading vehicles (each, a “Liquidating SPV”) holding financial instruments (e.g., interests in Investment Funds or in Liquidating SPVs created by them) also being held or that were held by the Master Fund, or participations or other derivatives instruments referring to such Liquidating SPVs.

Investment Funds may also create Liquidating SPVs which would be subject to similar risks as those described above. In addition, Investment Funds may charge management and/or performance fees as well as other expenses with respect to any such Liquidating SPVs created.

Duplicative Payments and Expenses

The Master Fund bears the Management Fee (see “Management of the Fund—BAAM”) in addition to the asset-based fees or performance-based fees or allocations (which may be significant) payable or allocated to the Portfolio Managers with respect to the Master Fund’s investments in the Investment Funds. Each Portfolio Manager generally charges the Master Fund an asset-based fee and receives performance-based allocations or fees. The asset-based fees of the Portfolio Managers generally are expected to range from 1% to 3%, and the performance-based allocations or fees of the Portfolio Managers generally are expected to range from 10% to 30% of net profit. The Fund’s ongoing operating expenses (which the Board of Trustees does not expect will be significant) and organizational expenses will be in addition to the investment and other expenses of the Investment Funds borne by the Master Fund.

Decision Making Authority

The Investors have no authority to make decisions or to exercise business discretion on behalf of the Fund, except as set forth in the Declaration of Trust. The authority for all such decisions is generally delegated to the Board of Trustees, which, in turn, has delegated the day-to-day management of the Fund’s investment activities to BAAM, subject to oversight by the Board of Trustees.

To the extent the Master Fund holds non-voting securities of, or contractually foregoes the right to vote in respect of, an Investment Fund (which it intends to do), it will not be able to vote on matters that require the approval of the limited partners of the Investment Fund, including a matter that could adversely affect the Master Fund’s investment in it, such as changes to the Investment Fund’s investment objective or policies or the termination of the Investment Fund.

Dependence on BAAM and the Investment Funds

BAAM generally invests the assets of the Master Fund through Investment Funds. The success of the Fund depends upon the ability of BAAM, the Master Fund and the Investment Funds to develop and implement investment strategies that achieve the Fund’s investment objective. For example, an Investment Fund’s inability to effectively hedge an investment strategy that it utilizes may cause the assets of the Master Fund invested with such Investment Fund to significantly decline in value and could result in substantial losses to the Fund. Moreover, subjective decisions made by BAAM and/or the Investment Funds may cause the Master Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

Borrowing by the Fund; Investments are Leveraged

Under the 1940 Act, the Fund generally is not permitted to engage in borrowings unless immediately after a borrowing the value of the Fund’s total assets less liabilities (other than the borrowing and other senior securities) is at least 300% of the principal amount of such borrowing (the “Asset Coverage Requirement”). This Asset Coverage Requirement generally means that the value of the Fund’s total indebtedness may not exceed one-third of the value of the Fund’s total assets (including the indebtedness). In addition, the Fund is not permitted to declare any cash dividend or other distribution on Shares unless, at the time of such declaration, the Asset Coverage Requirement is satisfied. This limit applies to the Fund and not to the Investment Funds. The Fund and Master Fund (as applicable) currently intend to limit borrowings to those made (i) on a short-term basis and (ii) for the purpose of (a) repurchasing its shares in the event that the Fund/Master Fund has no available cash or immediately available liquid investments, (b) paying fees and expenses, (c) fulfilling any commitments to investments in Investment Funds made prior to the availability of cash or immediately available liquid investments (i.e., bridge financing for portfolio management purposes and not to leverage investments), and/or (d) meeting distribution requirements for eligibility to be treated as a RIC that would otherwise result in the liquidation of investments. The Asset Coverage Requirement applies to the Fund and not to the Investment Funds. Generally, Investment Funds are permitted to borrow. The use of leverage poses a significant degree of risk and enhances the possibility of a significant loss in the value of the investment portfolio. An Investment Fund may borrow money from time to time to purchase or carry securities. The interest expense and other costs incurred in connection with such borrowing may not be recovered by appreciation in the securities purchased or carried, and will be lost in the event of a decline in the market value of such securities. Gains realized with borrowed funds may cause the Investment Fund’s net asset value to increase at a faster rate than would be the case without borrowings. If, however, investment results fail to cover the cost of borrowings, the Investment Fund’s net asset value could also decrease faster than if there had been no borrowings. The use of short-term margin borrowings subjects an investment portfolio to additional risks, including the possibility of a “margin call,” pursuant to which the Investment Fund must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in the value of the Investment Fund’s assets, the Investment Fund might not be able to liquidate assets quickly enough to pay off its margin debt. This could result in the forced liquidation of assets of the Investment Fund at substantially depressed prices. A margin call and forced liquidation of assets might also occur during a period where there is an overall decline in the securities market which might reduce overall liquidity in such market and thus further accelerate a decline in the sales price of assets of the Investment Fund.

Increased Regulatory Oversight

The financial services industry generally, and the activities of private investment funds and their managers in particular, have been subject to intense and increasing regulatory scrutiny. Such scrutiny may increase the Fund’s, the Master Fund’s, BAAM’s, the Portfolio Managers’ or the Investment Funds’ exposure to potential liabilities and to legal, compliance and other related costs. Increased regulatory oversight can also impose administrative burdens on BAAM and/or the Portfolio Managers, including, without limitation, responding to investigations and implementing new policies and procedures. Such burdens may divert BAAM’s and/or the Portfolio Managers’ time, attention and resources from portfolio management activities. In addition, it is anticipated that, in the normal course of business, BAAM’s and/or the Portfolio Managers’ officers will have contact with governmental authorities, and/or be subjected to responding to questionnaires or examinations. The Fund, the Master Fund and/or the Investment Funds may also be subject to regulatory inquiries concerning its positions and trading.

On February 9, 2012, the Commodity Futures Trading Commission (the “CFTC”) adopted certain amendments to the regulations governing commodity pools, commodity pool operators, and commodity trading advisors (the “CPO-CTA Rulemaking”). As part of the CPO-CTA Rulemaking, the CFTC amended Rule 4.5 under the Commodity Exchange Act to impose additional restrictions on the use of futures, options and swaps by registered investment companies, such as the Fund and the Master Fund. These amendments limit the ability of the Fund and the Master Fund to use futures, options and swaps without the Fund, the Master Fund and BAAM being subject to full CFTC regulation, which would impose additional regulatory and compliance burdens on BAAM, the Fund, and the Master Fund. Under these amendments, the Fund (and the Master Fund) is a commodity pool under the Commodity Exchange Act (“CEA”) and BAAM is registered as a “commodity pool operator” and “commodity trading advisor” under the CEA with respect to the Fund (and the Master Fund). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations will apply with respect to the Fund once the CFTC proposal that seeks to “harmonize” these obligations with overlapping SEC regulations is finalized. Until the CFTC’s and SEC’s overlapping regulations are harmonized, the nature and extent of the impact of the new CFTC requirements on the Fund is uncertain. Compliance with the CFTC’s new regulatory requirements could increase Fund expenses, adversely affecting the Fund’s total return.

Limits on Additional Investments in Investment Funds

Since the Master Fund may make additional investments in the Investment Funds only at certain times pursuant to limitations set forth in the governing agreements of the Investment Funds, the Master Fund from time to time may have to hold some, or in certain cases a substantial amount, of its assets temporarily in short-term, high quality debt securities, money market securities, cash or cash equivalents. In addition, the Fund and the Master Fund may maintain a portion of the proceeds in cash to meet operational needs. The Master Fund may also use derivatives, principally put options and futures contracts, and make direct investments to obtain market exposure during these and other periods. No assurance can be given that the Master Fund will do so or, if it does, that it will do so successfully. Each of the Fund and the Master Fund may be prevented from achieving its objective during any time in which the Master Fund’s assets are not substantially invested in accordance with its principal investment strategies.

Direct Investments by the Fund and the Master Fund

In addition to investing in the Master Fund (in the case of the Fund) and the Investment Funds (in the case of the Master Fund) the Master Fund may also, under limited circumstances, invest or trade directly in securities and utilize derivatives and other financial instruments including options and futures contracts. To the extent the Master Fund invests directly in such securities and instruments, such investments are subject to the same risks with respect to investment techniques and instruments as those described below in connection with the Master Fund’s investments in the Investment Funds.

Information Technology Systems

The Fund and the Master Fund are dependent on BAAM and the Portfolio Managers for investment management, operational and financial advisory services. The Fund and the Master Fund are also dependent on BAAM for certain management services as well as back-office functions. BAAM and the Portfolio Managers depend on information technology systems in order to assess investment opportunities, strategies and markets and to monitor and control risks for the Fund, the Master Fund and the Investment Funds. Information technology systems are also used to trade in the underlying investments of the Investment Funds. In addition, certain of BAAM’s and the Portfolio Managers’ operations may interface with or depend on systems operated by third parties, including prime brokers, securities exchanges and other types of trading systems, market counterparties, custodians and other service providers.

It is possible that a defect, failure or interruption of some kind which causes disruptions to these information technology systems including, without limitation, those caused by computer “worms,” viruses and power failures could materially limit BAAM’s or a Portfolio Manager’s ability to adequately assess and adjust investments, formulate strategies and provide adequate risk controls. Any such information technology related difficulty could harm the performance of the Fund or the Master Fund. For example, such failures could cause the settlement of trades to fail, lead to inaccurate accounting, recording or processing of trades, and cause inaccurate reports, which may affect BAAM’s or the Portfolio Managers’ ability to monitor the Fund’s, the Master Fund’s or the Investment Funds’ investment portfolios and risks.

Subsidiary Risk

By investing in the Subsidiary, the Master Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Master Fund and/or the Subsidiary to operate as expected and could adversely affect the Master Fund.

Tax Risks of Investing in the Fund

The Fund intends to qualify and be eligible to be treated as a RIC under the Code, which generally will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to Investors. In order to qualify for treatment as a RIC, the Fund must, among other things, satisfy a diversification, 90% gross income and distribution requirement. (See “Tax Considerations” below.) The Fund also currently expects that the Master Fund will satisfy the requirements to qualify and be eligible to be treated as a RIC. There can be no assurance that either the Fund or the Master Fund will so qualify and be eligible.

The Fund will invest substantially all of its assets in the Master Fund, and so, if the Master Fund were to fail to satisfy the diversification, 90% gross income or distribution requirement for treatment as a RIC and were not to cure that failure (as described below), the Fund itself would be unable to satisfy the diversification requirement. It may be difficult for the Master Fund to satisfy the requirements for treatment as a RIC, including because of uncertainty with respect to the application of some of the requirements to the Master Fund’s investments. As a result, there can be no assurance that the Fund or the Master Fund will be able to maintain its status as a RIC. Failure to satisfy any one of these tests could subject the Fund or the Master Fund to penalties or regular corporate income taxes.

Income realized by Investment Funds treated as partnerships for federal income tax purposes are allocated to investors in the partnerships, including (as applicable) the Master Fund, on a gross basis. Further, the character of an investor’s distributive share of items of income, gain and loss of a partnership generally will be determined as if the investor in the partnership had realized such items directly. Because such Investment Funds may generate income that is not qualifying income for purposes of the 90% gross income test, and because the Master Fund may not have complete information concerning the amount and sources of such an Investment Fund’s income until such income has been earned by the Investment Fund, it may be difficult for the Master Fund to satisfy the 90% gross income test.

In addition, it may not always be entirely certain how the asset diversification rules for RIC qualification will apply to the Master Fund’s investments in Investment Funds. The Master Fund and the Fund will engage the services of a third-party service provider to collect, aggregate and analyze data on the Master Fund’s direct and indirect investments, in order to ensure that the Master Fund meets the asset diversification test. In the event that the Master Fund believes that it is possible that it will fail the asset diversification requirement at the end of any quarter of a taxable year, it may seek to take certain actions to avert such failure, including by acquiring additional interests to come into compliance with the asset diversification test or by disposing of non-diversified assets. Although the Code affords the Master Fund the opportunity, in certain circumstances, to cure a failure to meet the asset diversification test, including by disposing of non-diversified assets within six months, there may be constraints on the Master Fund’s ability to withdraw its interest in an Investment Fund that limit utilization of this cure period.

Certain of the Master Fund’s investments, including its investments in Investment Funds that constitute PFICs (described below) for federal income tax purposes with respect to which the Master Fund makes a mark-to-market election or qualified electing fund (“QEF”) election (each described below), and Investment Funds treated for federal income tax purposes as partnerships or controlled foreign corporations (described below), may give rise to realization of income or gains by the Master Fund without corresponding cash distributions. Thus, to the extent the Master Fund invests in such Investment Funds, it may be required to sell assets, potentially including such investments, including when it is not advantageous to do so (to the Master Fund, and therefore to the Fund), to generate the cash necessary to make the distributions required in order to maintain its status as a RIC and to avoid the imposition of a federal income tax and/or a nondeductible 4% excise tax. There can be no assurances that the Master Fund will be successful in this regard.

There can be no assurance that the Fund or the Master Fund generally will be able to maintain its qualification and eligibility for treatment as a RIC. If the Fund or the Master Fund were to fail to qualify as a RIC or to satisfy the distribution requirement in any taxable year, that Fund would be taxed as an ordinary corporation on its taxable income even if such income were distributed to its Investors, and all distributions out of earnings and profits (including any distributions of net capital gain) would be taxed to Investors as ordinary dividend income. In addition, that Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC. Disqualification as a RIC by the Fund or by the Master Fund could have a material adverse effect on the value of the Fund’s Shares and the amount of the Fund’s distributions. See “Tax Considerations.”

The Fund’s and the Master Fund’s intention to qualify and be eligible for treatment as a RIC can limit their ability to acquire or continue to hold positions that would otherwise be consistent with their investment strategy or can require them to engage in transactions in which they would otherwise not engage, resulting in additional transaction costs and reducing the Fund’s return to Investors.

Risks Arising from Investment Activities of the Investment Funds

Withdrawals from Investment Funds; Re-Allocation of Investments

In addition to the risks associated with “Liquidity Risks” as described above, the Master Fund may have limited rights pursuant to which it may withdraw, transfer or otherwise liquidate its investments in Investment Funds. Under the terms of the governing documents of the Investment Funds, the ability of the Master Fund to withdraw its investment and obtain any amount invested therein may be subject to certain restrictions and conditions, including restrictions on withdrawals for an initial period, restrictions on the amount of withdrawals and the frequency with which withdrawals can be made, and investment minimums which must be maintained. Additionally, the Investment Funds typically reserve the right to reduce (“gate”) or suspend withdrawals and to satisfy withdrawals by making distributions in-kind, under certain circumstances. The ability of the Master Fund to withdraw all or any portion of its investment may be adversely affected to varying degrees by such restrictions depending on, among other things, the length of any restricted periods imposed by the Investment Funds, the amount and timing of a requested withdrawal in relation to the time remaining of any restricted periods imposed by related Investment Funds, the aggregate amount of withdrawal requests, the next regularly scheduled withdrawal dates of such Investment Funds, the imposition of “gates” or suspensions, the decision by an Investment Fund to satisfy withdrawals in kind, and the satisfaction of other conditions. If the Master Fund is unable to withdraw its investment, this will negatively impact an Investor’s ability to tender such Investor’s Shares to the Fund.

Events in the world financial markets, such as those that occurred in September and October 2008, may materially adversely affect the Investment Funds, potentially limiting the Master Fund’s ability to fully exercise its withdrawal rights with regard to Investment Funds due to “gates”, suspensions and distributions in kind. Additionally, in some cases Portfolio Managers may also suspend the determination of the net asset value of all or a portion of their portfolios. The absence of such valuations will make it more difficult for BAAM to accurately value the portfolios of the Fund and the Master Fund.

“Style Drift”

BAAM’s Investment Committee conducts a robust investment allocation process which focuses on selecting Investment Funds with well-defined investment objectives, risk parameters and investment guidelines. Notwithstanding the BAAM allocation process, the Fund and the Master Fund may be affected by “style drift” (i.e., the risk that a Portfolio Manager may deviate from his or her stated or expected investment strategy). BAAM relies primarily on information provided by Portfolio Managers in assessing a Portfolio Manager’s defined investment strategy and, ultimately, determining whether, and to what extent, it will allocate the Master Fund’s assets to particular Investment Funds. Style drift can occur abruptly if, for example, a Portfolio Manager believes it has identified a particular investment opportunity that may produce higher returns than investments within his or her stated strategy or it can occur gradually, if, for instance, a “value”-oriented Portfolio Manager gradually increases an Investment Fund’s investments in “growth” stocks. Style drift poses a particular risk for multiple-manager structures since, as a consequence, the Fund and the Master Fund may be exposed to particular markets or strategies to a greater extent than was anticipated by BAAM due to resulting overlap of investment strategies among various Investment Funds. In addition, “style drift” may affect the investment categorization of an Investment Fund and, as a result, may affect BAAM’s attempts to monitor the Fund’s diversification guidelines. Although BAAM has established policies and procedures that are designed to monitor Portfolio Managers’ compliance with stated strategies and guidelines and to mitigate the likelihood of potential “style drift” situations, there can be no assurance that the Fund and the Master Fund will not be impacted by style drift of a particular Portfolio Manager.

Turnover

Some Investment Funds may invest on the basis of short-term market considerations. Their turnover rate is expected to be significant, potentially involving substantial brokerage commissions and fees and increased realization of taxable income including short-term capital gains. The Master Fund has no direct control over this turnover. Furthermore, if a Portfolio Manager is terminated, it is expected that such portfolio would be liquidated and the cash proceeds would be reinvested with a replacement Investment Fund or invested in another Investment Fund. This policy could create substantial turnover rates and corresponding brokerage commissions and fees.

Risks of Event Driven Investing

The Master Fund will invest in Investment Funds engaged in event driven investing. Event driven investing requires the Portfolio Manager to make predictions about (i) the likelihood that an event will occur and (ii) the impact such event will have on the value of a company’s securities. If the event fails to occur or it does not have the effect foreseen, losses can result. For example, the adoption of new business strategies, a meaningful change in management or the sale of a division or other significant assets by a company may not be valued as highly by the market as the Portfolio Manager had anticipated, resulting in losses. In addition, a company may announce a plan of restructuring which promises to enhance value and fail to implement it, resulting in losses to investors.

Distressed Securities

The Master Fund may invest in Investment Funds that purchase distressed securities of business enterprises involved in workouts, liquidations, reorganizations, bankruptcies and similar situations. Since there is substantial uncertainty concerning the outcome of transactions involving such business enterprises, there is a high degree of risk of loss, including loss of the entire investment.

In bankruptcy, there can be considerable delay in reaching accord on a restructuring plan acceptable to a bankrupt company’s lenders, bondholders and other creditors and then obtaining the approval of the bankruptcy court. Such delays could result in substantial losses to an Investment Fund holding such company’s securities or obligations. Moreover, there is no assurance that a plan favorable to the class of securities held by an Investment Fund will be adopted or that the subject company might not eventually be liquidated rather than reorganized.

In liquidations (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful, will be delayed or will result in a distribution of cash or a new security, the value of which will be less than the purchase price to an Investment Fund of the security in respect of which such distribution is received. It may be difficult to obtain accurate information concerning a company in financial distress, with the result that the analysis and valuation are especially difficult. The market for securities of such companies tends to be illiquid and sales may be possible only at substantial discounts.

Arbitrage Transactions

Investment Funds in which the Master Fund invests may purchase securities at prices often only slightly below the anticipated value to be paid or exchanged for such securities in a merger, exchange offer or cash tender offer which the Investment Fund determines is probable, and substantially above the prices at which such securities traded immediately prior to announcement of the merger, exchange offer or cash tender offer. If the proposed transaction appears likely not to be consummated or in fact is not consummated or is delayed, the market price of the security to be tendered or exchanged may be expected to decline sharply, which would result in a loss to the Investment Fund (and, therefore, the Master Fund). In addition, if a Portfolio Manager determines that the offer is likely to be increased, either by the original bidder or by another party, the Investment Fund may purchase securities above the offer price; such purchases are subject to a high degree of risk.

The consummation of mergers and tender and exchange offers can be prevented or delayed by a variety of factors, including opposition by the management or shareholders of the target company, private litigation or litigation involving regulatory agencies, and approval or non-action of regulatory agencies. The likelihood of occurrence of these and other factors can be very difficult to evaluate.

Proxy Contests and Unfriendly Transactions

Investment Funds in which the Master Fund invests may purchase securities of a company which is the subject of a proxy contest in the expectation that new management will be able to improve the company’s performance or effect a sale or liquidation of its assets so that the price of the company’s securities will increase. If the incumbent management of the company is not defeated or if new management is unable to improve the company’s performance or sell or liquidate the company, the market price of the company’s securities will typically fall, which may cause the Investment Fund (and, therefore, the Master Fund) to suffer a loss.

In addition, where an acquisition or restructuring transaction or proxy fight is opposed by the subject company’s management, the transaction often becomes the subject of litigation. Such litigation involves substantial uncertainties and may impose substantial cost and expense on an Investment Fund participating in the transaction.

Trading in Securities and Other Investments That May Be Illiquid

Certain investment positions in which Investment Funds and, therefore, the Fund and the Master Fund will have an interest may be illiquid. Investment Funds may invest in restricted or non-publicly traded securities, securities on non-U.S. exchanges, securities that the Investment Funds are contractually prohibited from disposing and securities for which no readily available market exists. These investments could prevent Investment Funds from liquidating unfavorable positions promptly and subject the Fund to substantial losses. Furthermore, the valuation of illiquid investments is complex and uncertain, and there can be no assurance that a Portfolio Manager’s valuation will accurately reflect the value that will be realized by an Investment Fund upon the eventual disposition of such investment. Disposition of such illiquid investments may also result in distributions in kind to the Fund and the Master Fund. Such investments could also impact the Board of Trustees’ decision whether to offer to repurchase Shares from Investors.

Futures, Options and Derivative Instruments

Investment Funds may invest in certain futures contracts, including stock index futures contracts, futures contracts on government securities, interest rates, non-U.S. currencies, metals and energy products, and such Investment Funds may trade options on such futures contracts, including purchasing call options, writing (selling) naked or covered call options and purchasing or selling put options on such futures contracts. Such Investment Funds may also purchase or sell options on securities and securities indices. In addition, such Investment Funds may enter into forward contracts, currency transactions and various swap and swap-like arrangements.

Futures contracts markets are highly volatile and are influenced by a variety of factors, including national and international political and economic developments. In addition, because of the low margin deposits normally required in futures trading, a high degree of leverage is typical of a futures trading account. As a result, a relatively small price movement in a futures contract may result in substantial losses to the trader. Moreover, futures positions are marked to market each day and variation margin payment must be paid to or by a trader.

Positions in futures contracts may be closed out only on the exchange on which they were entered into or through a linked exchange, and no secondary market exists for such contracts.

Although the Investment Funds typically enter into futures contracts only if an active market exists for the contracts, no assurance can be given that an active market will exist for the contracts at any particular time. Certain futures exchanges do not permit trading in particular futures contracts at prices that represent a fluctuation in price during a single day’s trading beyond certain set limits. If prices fluctuate during a single day’s trading beyond those limits, an Investment Fund could be prevented from promptly liquidating unfavorable positions and thus be subjected to substantial losses.

In addition, the Commodity Futures Trading Commission (the “CFTC”) and various exchanges impose speculative position limits on the number of positions a person or group may hold or control in particular commodities. For purposes of complying with speculative position limits, an Investment Fund’s outright positions (i.e., those that are not bona fide hedge positions or spread positions specifically exempted from speculative limits) may be aggregated with positions of certain related persons and, as a result, an Investment Fund may be unable to take positions in particular futures contracts or may be forced to liquidate positions in particular futures contracts.

When used for hedging purposes, an imperfect or variable degree of correlation between price movements of the futures contracts and the underlying investment sought to be hedged may prevent an Investment Fund from achieving the intended hedging effect or expose such Investment Fund (and, therefore, the Fund) to the risk of loss.

Unlike trading on domestic futures exchanges, trading on non-U.S. futures exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some non-U.S. exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless an Investment Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on non-U.S. exchanges, any profits that an Investment Fund (and, therefore, the Fund) might realize in trading could be eliminated by adverse changes in the exchange rate, or the Investment Fund (and, therefore, the Fund) could incur losses as a result of those changes.

Use of other derivative instruments presents many of the same risks as those discussed above regarding futures contracts, including those risks relating to volatility, liquidity, hedging and non-U.S. trading.

Options trading involves certain additional risks. Specific market movements of the option and the instruments underlying an option cannot be predicted. No assurance can be given that a liquid offset market will exist for any particular option or at any particular time. If no liquid offset market exists, an Investment Fund (or the Master Fund) might not be able to effect an offsetting transaction in a particular option. To realize any profit in the case of an option, therefore, the option holder would need to exercise the option and comply with margin requirements for the underlying instrument. A writer could not terminate the obligation until the option expired or the writer was assigned an exercise notice. The purchaser of an option is subject to the risk of losing the entire purchase price of the option. The writer of an option is subject to the risk of loss resulting from the difference between the premium received for the option and the price of the futures contract underlying the option that the writer must purchase or deliver upon exercise of the option. The writer of a naked option may have to purchase the underlying contract in the market for substantially more than the exercise price of the option in order to satisfy his delivery obligations. This could result in a large net loss.

Stock or index options that may be purchased or sold by an Investment Fund may include options not traded on a securities exchange. The risk of nonperformance by the obligor on such an option may be greater and the ease with which an Investment Fund can dispose of or enter into closing transactions with respect to such an option may be less than in the case of an exchange traded option.

Non-U.S. Securities

The Master Fund may invest in Investment Funds that in turn invest in non-U.S. securities. Non-U.S. securities involve certain factors not typically associated with investing in U.S. securities including risks relating to (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar and the various non-U.S. currencies in which an Investment Fund’s portfolio securities will be denominated, and costs associated with conversion of investment principal and income from one currency into another; (ii) differences between the U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets, the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation; (iii) certain economic and political risks, including potential exchange control regulations and potential restrictions on non-U.S. investment and repatriation of capital; and (iv) with respect to certain countries, there is a possibility of expropriation, confiscatory taxation, imposition of withholding or other taxes on dividends, interest, capital gains, other income or gross sale or disposition proceeds, limitations on the removal of funds or other assets of the Fund and/or the Master Fund, political or social instability or diplomatic developments that could affect investments in those countries.

Forward Trading

Forward contracts and options thereon, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward and “cash” trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Disruptions can occur in any market traded by the Investment Funds due to unusually high trading volume, political intervention or other factors. The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the Investment Funds would otherwise recommend, to the possible detriment of the Fund. Market illiquidity or disruption could result in major losses to the Fund and/or the Master Fund. In addition, managed accounts or Investment Funds in which the assets of the Master Fund are invested may be exposed to credit risks with regard to counterparties with whom the Investment Funds trade as well as risks relating to settlement default. Such risks could result in substantial losses to the Fund and/or the Master Fund. To the extent possible, BAAM endeavors to select Investment Funds that it believes will deal only with counterparties that are creditworthy and reputable institutions, but such counterparties may not be rated investment grade.

Currency Trading

A portion of the Master Fund’s assets may be invested by Investment Funds in debt and listed and unlisted equity securities denominated in various currencies and in other financial instruments, the price of which is determined with reference to such currencies. Each of the Fund and the Master Fund will, however, value its investments and other assets in U.S. dollars. To the extent unhedged, the value of the Fund’s and the Master Fund’s net assets will fluctuate with U.S. dollar exchange rates as well as with price changes of an Investment Fund’s investments in the various local markets and currencies. Forward currency contracts and options may be utilized on behalf of the Fund and the Master Fund by Investment Funds to hedge against currency fluctuations, but Investment Funds are not required to hedge and there can be no assurance that such hedging transactions, even if undertaken, will be effective.

Risk of Counterparty Default

The stability and liquidity of repurchase agreements, swap transactions, forwards and other over-the-counter derivative transactions depend in large part on the creditworthiness of the parties to the transactions. It is expected that a Portfolio Manager will monitor on an ongoing basis the creditworthiness of firms with which it will enter into repurchase agreements, interest rate swaps, caps, floors, collars or other over-the-counter derivatives. If there is a default by the counterparty to such a transaction, the Portfolio Manager will under most normal circumstances have contractual remedies pursuant to the agreements related to the transaction. However, exercising such contractual rights may involve delays or costs which could result in the net asset value of the Investment Fund being less than if the Investment Fund had not entered into the transaction. Furthermore, there is a risk that any of such counterparties could become insolvent and/or the subject of insolvency proceedings. If one or more of an Investment Fund’s counterparties were to become insolvent or the subject of insolvency proceedings in the United States (either under the Securities Investor Protection Act or the United States Bankruptcy Code), there exists the risk that the recovery of such Investment Fund’s securities and other assets from such prime broker or broker-dealer will be delayed or be of a value less than the value of the securities or assets originally entrusted to such prime broker or broker-dealer.

In addition, the Fund, the Master Fund and the Investment Funds may use counterparties, located in jurisdictions outside the United States. Such local counterparties are subject to the laws and regulations in non-U.S. jurisdictions that are designed to protect their customers in the event of their insolvency. However, the practical effect of these laws and their application to the Fund’s, the Master Fund’s or the Investment Funds’ assets are subject to substantial limitations and uncertainties. Because of the large number of entities and jurisdictions involved and the range of possible factual scenarios involving the insolvency of a counterparty, it is impossible to generalize about the effect of their insolvency on the Fund, the Master Fund or the Investment Funds and their assets. Investors should assume that the insolvency of any counterparty would result in a loss to the Fund (directly or through the Master Fund or the Investment Funds), which could be material.

Highly Volatile Markets

The prices of commodities contracts and derivative instruments, including futures and options prices, are highly volatile. Price movements of forward contracts, futures contracts and other derivative contracts in which the Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies and interest rate related futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Investment Funds also are subject to the risk of the failure of any of the exchanges on which their positions trade or of their clearinghouses.

Emerging Market Investments

The Investment Funds may invest in securities of companies based in emerging countries or issued by the governments of such countries. Investing in securities of certain of such countries and companies involves certain considerations not usually associated with investing in securities of developed countries or of companies located in developed countries, including political and economic considerations, such as greater risks of expropriation, confiscatory taxation, imposition of withholding or other taxes on dividends, interest, capital gains, other income or gross sale or disposition proceeds, limitations on the removal of funds, nationalization and general social, political and economic instability; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; certain government policies that may restrict an Investment Fund’s investment opportunities; and problems that may arise in connection with the clearance and settlement of trades. In addition, accounting and financial reporting standards that prevail in certain of such countries generally are not equivalent to standards in more developed countries and, consequently, less information is available to investors in companies located in these countries than is available to investors in companies located in more developed countries. There is also less regulation, generally, of the securities markets in emerging countries than there is in more developed countries. Placing securities with a custodian in an emerging country may also present considerable risks.

Short Selling

Investment Funds may engage in short sales. Selling securities short creates the risk of losing an amount greater than the amount invested. Short selling is subject to the theoretically unlimited risk of loss because there is no limit on how much the price of a stock may appreciate before the short position is closed out. A short sale may result in a sudden and substantial loss if, for example, an acquisition proposal is made for the subject company at a substantial premium over the market price. Irrespective of the risk control objectives of the Fund’s multi-asset, multi-manager approach, such a high degree of leverage necessarily entails a high degree of risk. In the event that the Master Fund invests in an Investment Fund that utilizes leverage in its investment program, the Master Fund may be subject to claims by financial intermediaries that extended “margin” loans in respect of such managed account. The risks involved in the use of leverage are increased to the extent that the Fund or the Master Fund itself leverages its capital. An increasing number of jurisdictions are limiting the ability of market participants to engage in short selling in respect of certain securities. In some cases, these rules may also limit the ability of market participants to enter into a short position through a credit default swap or other similar derivatives contract. These rules may limit or preclude one or more Investment Funds from entering into short sales or otherwise taking short positions that the applicable Portfolio Manager believes could be advantageous to the Investment Fund(s).

Bank Debt

Certain Portfolio Managers may invest in bank loans and participations. Risks associated with these obligations include, but are not limited to: inadequate perfection of the security interest granted under the loan documents, the possible invalidation or compromise of a loan transaction as a fraudulent conveyance or preference under relevant creditors’ rights laws; the validity and seniority of bank claims and guarantees; environmental liability that may arise with respect to collateral securing the obligations; adverse consequences resulting from participating in such instruments with other institutions with lower credit quality; long and less certain settlement periods; limitations on the ability of the Portfolio Manager to directly enforce its rights with respect to participations and illiquidity in the market for the resale of such loans.

Project Finance Investments

Certain Portfolio Managers may make investments in securities issued to finance the development of infrastructure in the U.S. and outside of the U.S., including, for example, highways, airports, water and sewerage facilities, and energy distribution and telecommunication networks, schools, universities, hospitals, public housing and prisons. Investments in infrastructure are highly regulated and a failure by a Portfolio Manager to comply with all applicable regulations may result in a substantial loss on investment. Some infrastructure projects may be in unstable political environments, which could impact the efficiency of an operation or prevent the continued operation of an asset in extreme circumstances. Although the liquidity of infrastructure investments varies by project, the market for these assets is generally not liquid and a Portfolio Manager may not be able to readily liquidate an investment. There are varying levels of liability and liability protection incorporated in infrastructure investments. Governmental liability shields may not transfer to new operators.

Hedging Transactions

The Investment Funds may invest in securities and utilize financial instruments, including but not limited to, forward contracts, currency options and interest rate swaps, caps and floors both for investment purposes and hedging purposes in order to: (i) protect against possible changes in the market value of portfolio positions resulting from fluctuations in the securities markets and changes in interest rates, (ii) protect the unrealized gains in the value of portfolio positions, (iii) facilitate the sale of any such investments, (iv) enhance or preserve returns, spreads or gains on any investment in a portfolio, (v) hedge the interest rate or currency exchange rate on any liabilities or assets, (vi) protect against any increase in the price of any securities which purchase is anticipated at a later date or (vii) for any other reason that such Investment Fund deems appropriate. The Fund and the Master Fund also may utilize such financial instruments for these types of hedging purposes.

Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of portfolio positions or prevent losses if the values of such positions decline, but establishes other positions designed to gain from those same developments, thus moderating the decline in the portfolio positions’ value. Such hedging transactions also limit the opportunity for gain if the value of the portfolio position should increase. Moreover, it may not be possible for the Fund, the Master Fund or such Investment Funds (each, a “Hedging Party” and, collectively, the “Hedging Parties”) to hedge against an exchange rate, interest rate or security price fluctuation that is so generally anticipated that such Hedging Party is not able to enter into a hedging transaction at a price sufficient to protect its assets from the decline in value of the portfolio positions anticipated as a result of such fluctuations.

The Hedging Parties are not required to attempt to hedge portfolio positions and, for various reasons, may determine not to do so. Furthermore, a Hedging Party may not anticipate a particular risk so as to hedge against it. While a Hedging Party may enter into hedging transactions to seek to reduce risk, such transactions may result in a poorer overall performance for such Hedging Party than if such Hedging Party had not engaged in any such hedging transaction. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio position being hedged may vary. For a variety of reasons, a Hedging Party may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent such Hedging Party from achieving the intended hedge or expose such Hedging Party to risk of loss. The successful utilization of hedging and risk management transactions requires skills complementary to those needed in the selection of the Investment Funds’ and Master Fund’s portfolio holdings. Moreover, it should be noted that a portfolio will always be exposed to certain risks that cannot be hedged, such as credit risk (relating both to particular securities and counterparties), “liquidity risk” and “widening” risk.

Currency Exposure

The base currency of the Fund and the Master Fund is the U.S. dollar. Certain of the assets of the Master Fund may, however, be invested in Investment Funds which are denominated in other currencies. Accordingly, the value of such assets may be affected favorably or unfavorably by fluctuations in currency rates. BAAM may, but is not obligated to, seek to hedge such non-U.S. currency exposure but the Fund and the Master Fund will necessarily be subject to foreign exchange risks.

Corporate Debt Obligations

Certain Investment Funds may invest in corporate debt obligations and other forms of indebtedness, including commercial paper. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations (credit risk).

Lower-Rated Securities

Certain Investment Funds may invest and transact in lower-rated fixed income securities and other instruments, sometimes referred to as “high yield” or “junk” bonds. Lower-rated securities may include securities that have the lowest rating or are in default. Investing in lower-rated securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities, including a high degree of credit risk. Lower-rated securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers/issues of lower-rated securities may be more complex than for issuers/issues of higher quality debt securities. Lower-rated securities may be more susceptible to losses and real or perceived adverse economic and competitive industry conditions than higher-grade securities. Securities that are in the lowest rating category are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, and to be unlikely to have the capacity to pay interest and repay principal. The secondary markets on which lower-rated securities are traded may be less liquid than the market for higher-grade securities. Less liquidity in the secondary trading markets could adversely affect and cause large fluctuations in the value of such investments. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Furthermore, with respect to certain residential and commercial mortgage-backed securities, it is difficult to obtain current reliable information regarding delinquency rates, prepayment rates, servicing records, as well as updated cash flows. The use of credit ratings as the sole method of evaluating lower-rated securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of lower-rated securities. In addition, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was rated.

U.S. Government Securities

Certain Investment Funds may invest in U.S. government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. government securities also include Treasury receipts and other stripped U.S. government securities, where the interest and principal components of stripped U.S. government securities are traded independently. These securities are subject to market and interest rate risk. A Portfolio Manager may also invest in zero coupon U.S. Treasury securities and in zero coupon securities issued by financial institutions, which represent a proportionate interest in underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life, and its value consists of the difference between its face value at maturity and its cost. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Use of Swap Agreements

The Investment Funds may use equity, interest rate, index and currency swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specified assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular non-U.S. currency, or in a “basket” of securities representing a particular index. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary securities transactions. Interest rate swaps, for example, do not typically involve the delivery of securities, other underlying assets or principal. Accordingly, the market risk of loss with respect to an interest rate swap is often limited to the amount of interest payments that the Portfolio Manager is contractually obligated to make on a net basis.

Significant Positions

Portfolio companies in which an Investment Fund may invest could have a relatively small aggregate number of outstanding shares, so that the Investment Fund may acquire (i) more than 5% of a class of securities of a single issuer which would require the filing of a Schedule 13D or 13G statement with the SEC or (ii) more than 10% of a class of securities of a single issuer (which would impose certain limitations on the Investment Fund’s ability to trade in such securities, including the restrictions of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). The accumulation of such a significant position in the shares of a single issuer could lead to litigation or disputes in the event the Investment Fund desires to influence the issuer. The Portfolio Manager may also seek to challenge the management of a portfolio company through a proxy contest. Such litigation or proxy contest may result in substantial expense to the Investment Fund, thus reducing the value of the Master Fund’s investment in that Investment Fund. In addition, the Portfolio Manager may serve on the board of directors of one or more portfolio companies. As a result, the Portfolio Manager would become an insider and may have access to material nonpublic information affecting the portfolio company, which may preclude the Investment Fund from selling its position (or acquiring additional shares) at any time when the Portfolio Manager otherwise believes it would be appropriate to do so.

Moreover, an Investment Fund’s ability to realize value from certain of its investments may depend upon the ability of the Portfolio Manager to influence the management of a portfolio company to take certain actions, including, for example, a recapitalization, restructuring, spin- off, sale of the business or change in management. If the Portfolio Manager is incorrect in its assessment of the impact such action will have on the value of a portfolio company, or if it is unsuccessful in persuading the portfolio company’s management to take the desired action, the Investment Fund may sustain a loss on its investment in the portfolio company, resulting in a reduction of the value of the Master Fund’s investment in the Investment Fund.

Performance Payments

A Portfolio Manager is typically paid or allocated amounts based upon a share of the appreciation of the Investment Fund (“performance compensation”). An Investment Fund’s performance compensation arrangements may result in substantially higher compensation to its Portfolio Manager than alternative arrangements. The existence of the performance compensation arrangements may create an incentive for a Portfolio Manager to make riskier or more speculative investments on behalf of the Investment Fund than it would otherwise make in the absence of such performance-based compensation. A Portfolio Manager may receive performance compensation with respect to unrealized appreciation of the Investment Fund’s investment portfolio.

Independent Investment Funds

The Investment Funds invest wholly independently of one another and may at times hold economically offsetting positions. To the extent that the Investment Funds do, in fact, hold such positions, the Fund and the Master Fund, considered as a whole, cannot achieve any gain or loss despite incurring expenses.

Portfolio Valuation

Interests in Investment Funds are generally valued in accordance with the methods, policies and procedures established by the Board of Trustees, as modified from time to time, and based on information provided by the Portfolio Managers to the Master Fund based on the interim unaudited financial records of the Investment Funds, and, therefore, are subject to adjustment (upward or downward) upon the receipt of new or revised information by the Portfolio Manager. If the Board of Trustees determines that the Fund will repurchase an Investor’s Shares, subsequent adjustments to valuations of one or more Investment Funds may occur and there is a risk that such Investor may receive an amount upon repurchase which is greater or less than the amount such Investor would have been entitled to receive on the basis of the adjusted valuation.

In some cases, Portfolio Managers will not endeavor to assess the value of each position held by an Investment Fund, but will instead carry such positions at cost. Where an investment is carried at cost by an Investment Fund and a participating investor, such as the Master Fund, withdraws its investment in the Investment Fund prior to the time that such investment has been sold or a “fair value” has otherwise been established, the investor will generally not receive the actual value of its interest in that investment. Furthermore, the net asset values received by the Master Fund from Portfolio Managers typically are estimates only, subject to revision at any time until each underlying Investment Fund completes its annual audit. Accordingly, the net asset value of a Share reported by the Fund cannot be considered final until the annual audits of the underlying Investment Funds are completed. Investors should be aware that the situations involving uncertainties as to the valuation of the investments of the Fund and the Master Fund could have an adverse effect on the net asset value of the Fund and the Master Fund if the judgments of the Portfolio Managers regarding appropriate valuations should prove incorrect. Absent bad faith or manifest error, such net asset value determinations are conclusive and binding on all Investors. See “Determination of Net Asset Value”.

Risk of Indirectly Investing in “Side Pockets”

Certain Investment Funds may invest a portion of their assets in investments that the Portfolio Managers believe are illiquid, lack a readily assessable market value or should be held until the resolution of a special event or circumstance (“Special Investments”). In those situations, the Portfolio Managers may “side pocket” such “Special Investments.” As described further in “Determination of Net Asset Value” below, the Administrator, in consultation with BAAM, values its investments in Investment Funds which may have “side-pocketed” investments in accordance with GAAP and the Master Fund’s procedures as adopted by the Board. As a general matter, the Master Fund bases its net asset value on valuations of its interests in the Investment Funds provided by the Portfolio Managers and their agents, including their administrators, in accordance with the Investment Fund’s valuation policies and reported at the time of the Master Fund’s valuation. Typically, the fair value of the Master Fund’s interest in an Investment Fund represents the amount that the Master Fund could reasonably expect to receive from an Investment Fund were the Master Fund to withdraw its interest at the time of valuation, based on information reasonably available at the time the valuation is made and that the Master Fund believes to be reliable. Investors participating in the Fund at the time when a Portfolio Manager with whom the Master Fund is invested “side pockets” such investments will bear additional risks associated with such investments because the Master Fund does not anticipate segregating such “side-pocketed” investments from the rest of its portfolio. Because the Fund intends to continuously offer Shares, continued sales of Shares in the Fund will have the effect of diluting the participation and reducing the benefit derived from profits, if any, allocable to the Master Fund upon the realization of such “side-pocketed” investments. Upon a full repurchase of an Investor’s Shares by the Fund, the redeeming Investor will have no further interest in the profits allocable to the Master Fund with respect to such “side-pocketed” investments. If the Fund experiences significant net repurchases or the Master Fund elects to withdraw investments in Investment Funds that have “side pockets”, the percentage of the Fund’s assets that are indirectly invested in “side pockets” will increase. The Fund may, in certain circumstances, pay repurchase proceeds in-kind. Such repurchase proceeds may include, without limitation, Special Investments. Furthermore, Investment Funds may themselves be highly illiquid investments, including Investment Funds whose investment objectives are consistent with those pursued by the Fund and the Master Fund generally, but are structured as private equity funds.

Proprietary Investment Strategies

Investment Funds may use proprietary investment strategies that are based on considerations and factors that are not fully disclosed to the Board of Trustees, BAAM, the Fund or the Master Fund. These strategies may involve risks under some market conditions that are not anticipated by BAAM, the Fund or the Master Fund. The Investment Funds generally use investment strategies that are different than those typically employed by traditional managers of portfolios of stocks and bonds. The investment niche, arbitrage opportunity or market inefficiency exploited by an Investment Fund may become less profitable over time as the Investment Fund and competing asset managers or investors manage a larger group of assets in the same or similar manner (tending to arbitrage away the profit opportunities), or market conditions change. The strategies employed by the Investment Funds may involve significantly more risk and higher transaction costs than more traditional investment methods. The Master Fund seeks to reduce these risks by spreading the investments of the Master Fund among a variety of different Investment Funds using investment strategies with returns that are not highly correlated with one another so that the volatility of different strategies (the profits from one Investment Fund and the losses from another) tends to reduce the overall fluctuation in value of the Master Fund’s assets. It is possible that the performance of the Investment Funds may be closely correlated in some market conditions, resulting (if those returns are negative) in significant losses to the Fund and its investors.

Risk Management Activities

BAAM attempts to measure and monitor risks of the portfolio and Investment Funds. The amount and quality of risk due diligence, measurement and monitoring is dependent on access to the portfolios and risk management systems (if any) of the Investment Funds. There is no assurance that the Investment Funds will give access to this data. When this information is unavailable, estimates of risk will be made. Efforts to measure and reduce risk may not be successful. Any Fund or Master Fund hedging activities designed to reduce risk may also be unsuccessful.

Business and Regulatory Risks of Investment Funds

Legal, tax and regulatory developments could occur that may adversely affect the Fund, the Master Fund, or the Investment Funds. Securities and futures markets are subject to comprehensive statutes, regulations and margin requirements enforced by the SEC, other regulators and self regulatory organizations and exchanges authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is expected to be subject to modification by government and judicial actions. The regulatory environment for private funds and capital markets is evolving, and changes in the regulation of private funds, their managers, and their trading activities and capital markets may adversely affect the ability of the Fund or the Master Fund to pursue its investment strategy, its ability to obtain leverage and financing and the value of investments held by the Fund or the Master Fund. There has been an increase in governmental, as well as self regulatory, scrutiny of the alternative investment industry in general. It is impossible to predict what, if any, changes in regulations may occur, but any regulations which restrict the ability of the Investment Funds to trade in securities or the ability of the Fund, the Master Fund or the Investment Funds to employ, or brokers and other counterparties to extend, credit in their trading (as well as other regulatory changes that result) could have a material adverse impact on the Fund’s, the Master Fund’s or the Investment Funds’ performance and, consequently, on the Fund’s portfolio.

The Fund, Master Fund, Investment Funds and Portfolio Managers may also be subject to regulation in jurisdictions in which the Investment Funds engage in business, which, in turn, could have a material adverse impact on the value of the investments of the Fund. Investors should understand that the Fund’s, the Master Fund’s and the Investment Funds’ business is dynamic and is expected to change over time. Therefore, the Fund, the Master Fund and the Investment Funds may be subject to new or additional regulatory constraints in the future. This Prospectus cannot address or anticipate every possible current or future regulation that may affect the Board of Trustees, BAAM, the Fund, the Master Fund, the Investment Funds or their businesses. Such regulations may have a significant impact on the Investors or the operations of the Fund, the Master Fund and the Investment Funds, including, without limitation, restricting the types of investments the Investment Funds, the Fund, and/or the Master Fund may make, preventing the Investment Funds from exercising their voting rights with regard to certain financial instruments, requiring the Investment Funds, the Fund or the Master Fund to disclose the identity of their investors or otherwise. The Board of Trustees may, in its sole discretion, cause the Fund to be subject to such regulations if it believes that an investment or business activity is in the Fund’s interest, even if such regulations may have a detrimental effect on one or more Investors. Prospective Investors are encouraged to consult their own advisors regarding an investment in the Fund.

Regulatory Changes

The financial services industry generally, and the activities of private equity and alternative investment firms and their investment managers and advisers in particular, have been subject to intense and increasing regulatory scrutiny. Such scrutiny may increase the Fund’s, the Master Fund’s and the Investment Funds’ exposure to potential liabilities and to legal, compliance and other related costs. Increased regulatory oversight may also impose additional administrative burdens on BAAM and the Portfolio Managers, including, without limitation, responding to investigations, implementing new policies and procedures and complying with reporting obligations. Such burdens may divert BAAM’s and the Portfolio Managers’ time, attention and resources from portfolio management activities.

With the passage of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), there will be extensive rulemaking and regulatory changes that will affect private fund managers, the funds that they manage and the financial industry as a whole. In particular, Portfolio Managers that are not yet registered as an investment adviser under the Advisers Act, will generally be required to do so. Additionally, under the Dodd-Frank Act, the SEC is expected to mandate new recordkeeping and reporting requirements for investment advisers, which would add costs to the legal, operations and compliance obligations of BAAM, the Portfolio Managers, the Investment Funds, the Fund and the Master Fund and increase the amount of time that BAAM and the Portfolio Managers spend on non-investment related activities. Until the SEC implements all of the new requirements of the Dodd-Frank Act, it is unknown how burdensome such requirements will be. The Dodd-Frank Act will affect a broad range of market participants with whom the Fund, the Master Fund and the Investment Funds interact or may interact, including commercial banks, investment banks, other non-bank financial institutions, rating agencies, mortgage brokers, credit unions, insurance companies and broker-dealers. Regulatory changes that will affect other market participants are likely to change the way in which BAAM and the Portfolio Managers conduct business with their counterparties. Parts of the Dodd-Frank Act, such as the “Volker Rule” (regarding banks’ investment, sponsorship and management of private investment funds) and the “Push-Out Provision” (regarding restrictions on banks’ derivatives trading activities) may change the landscape of the financial industry. Until the implementation of such regulatory changes, it is difficult to anticipate the impact on BAAM, the Portfolio Managers, the Investment Funds, the Fund and the Master Fund. It may take several years to understand the impact of the Dodd-Frank Act on the financial industry as a whole, and therefore, such continued uncertainty may make markets more volatile, and it may be more difficult for BAAM, and the Portfolio Managers to execute the investment strategies of the Fund, the Master Fund and the Investment Funds.

The foregoing list of risk factors does not purport to be a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire prospectus and consult with their own advisers before deciding whether to invest in the Fund. No assurance can be made that profits will be achieved or that substantial losses will not be incurred.

Conflicts of Interest

The Fund and the Master Fund may be subject to a number of actual and potential conflicts of interest.

Allocation of Investment Opportunities.

If an investment opportunity is appropriate for the Fund, the Master Fund and one or more BAAM Multi-Manager Funds (as defined below), BAAM affiliates or their clients (collectively, “Other BAAM Clients”), BAAM intends to allocate such opportunity in a fair and equitable manner, taking into account various investment criteria, such as the relative amounts of capital available for investments, relative exposure to market trends, investment objectives, liquidity, diversification, contractual restrictions and similar factors. “BAAM Multi-Manager Funds” is defined as multi-manager funds or accounts (i) for which BAAM, or any of its affiliates within Blackstone’s Hedge Fund Solutions Group, acts as an investment manager, managing member or in a similar capacity and (ii) in which underlying investments generally are made with or through third-party portfolio managers (and also, in certain cases, directly).

Capacity.

To the extent that BAAM Multi-Manager Funds as well as entities affiliated with BAAM invest in private investment funds and managed accounts through third-party investment managers that limit the amount of assets and the number of accounts that they manage, BAAM may be required to choose among the Fund, the Master Fund, other BAAM Multi-Manager Funds and affiliated entities in allocating assets to such third-party investment managers. Similarly, to the extent that BAAM Multi-Manager Funds and other entities affiliated with BAAM wish to invest in specific opportunities (e.g., co-investments) directly or through third-party managers, where such opportunities also are of interest to the Fund and the Master Fund and are limited in capacity, BAAM may be required to choose among the Fund, the Master Fund, other BAAM Multi-Manager Funds and affiliated entities in allocating assets to such opportunities. In both of these scenarios, BAAM intends to allocate such opportunities in a fair and equitable manner, taking into account various investment criteria, such as the relative amounts of capital available for investments, relative exposure to market trends, investment objectives, liquidity, diversification, contractual restrictions and similar factors.

Financial Interests in Underlying Managers.

BAAM and its affiliates have financial interests in investment vehicles and asset managers, which interests may give rise to conflicts of interest between the Fund, the Master Fund and such other investment vehicles managed by such other asset managers. BAAM and its affiliates will endeavor to manage these potential conflicts in a fair and equitable manner, subject to legal, regulatory, contractual or other applicable considerations. These potential conflicts principally relate to the following:

Blackstone-Owned Managers.

Affiliates of BAAM currently (or in the future may) hold ownership interests in, or are (and in the future may be) otherwise affiliated with, various investment managers (each fund managed by such an investment manager (other than BAAM Multi-Manager Funds), a “Blackstone Affiliated Fund”). The nature of BAAM’s or its affiliates’ relationship with the Blackstone Affiliated Funds means that, due to the prohibitions contained in the 1940 Act on certain transactions between a registered investment company and affiliated persons of it, or affiliated persons of those affiliated persons, the Fund and the Master Fund may not be able to invest in the Blackstone Affiliated Funds, even if the investment would be appropriate for the Fund or the Master Fund. These prohibitions are designed to prevent affiliates and insiders from using a registered investment company (such as the Fund and the Master Fund) to benefit themselves to the detriment of the registered investment company and its shareholders. If an investment in a Blackstone Affiliated Fund is not prohibited under the 1940 Act, BAAM may have an incentive to allocate the Fund’s or the Master Fund’s assets to such Blackstone Affiliated Fund since affiliates of BAAM have a direct or indirect financial interest in the success of such fund.

Strategic Alliance Fund.

Blackstone Strategic Alliance Advisors L.L.C. (“BSAA”), an affiliate of BAAM, has launched and manages certain funds (each, a “Strategic Alliance Fund”) that make seed investments in investment vehicles (“Emerging Manager Vehicles”) managed by emerging fund managers (“Emerging Managers”). In connection with such seed investment, the Strategic Alliance Fund generally receives economic participation from the Emerging Manager Vehicles in the form of profit sharing or equity interests, or other contractual means of participating in the business of the Emerging Manager Vehicle. The nature of BAAM’s or its affiliates’ relationship with the Emerging Manager Vehicles means that, due to the prohibitions contained in the 1940 Act on certain transactions between a registered investment company and affiliated persons of it, or affiliated persons of those affiliated persons, the Fund and the Master Fund will not be able to invest in the Emerging Manager Vehicles, even if the investment would be appropriate for the Fund or the Master Fund. These prohibitions are designed to prevent affiliates and insiders from using a registered investment company (such as the Fund and the Master Fund) to benefit themselves to the detriment of the registered investment company and its shareholders.

There is significant overlap between BAAM’s and BSAA’s investment committees (although less than a majority of the members overlap).

Blackstone Strategic Capital Advisors L.L.C.

Blackstone Strategic Capital Advisors L.L.C. (“BSCA”), an affiliate of BAAM, is expected to launch and manage certain funds (the “BSCA Funds”) that will seek to make investments in established alternative asset managers (the “Strategic Capital Managers”). The nature of BAAM’s or its affiliates’ relationship with the Strategic Capital Managers means that, due to the prohibitions contained in the 1940 Act on certain transactions between a registered investment company and affiliated persons of it, or affiliated persons of those affiliated persons, the Fund and the Master Fund may not be able to invest in funds managed by a Strategic Capital Manager, even if the investment would be appropriate for the Fund or the Master Fund. These prohibitions are designed to prevent affiliates and insiders from using a registered investment company (such as the Fund and the Master Fund) to benefit themselves to the detriment of the registered investment company and its shareholders. To the extent that an investment by the Fund or the Master Fund in a fund managed by a Strategic Capital Manager would not be prohibited under the 1940 Act, such investment generally would benefit the BSCA Funds and a withdrawal/redemption by the Fund or the Master Fund from such fund generally would be detrimental to the BSCA Funds. Accordingly, there may be a conflict between BAAM’s fiduciary obligation to the Fund and the Master Fund, on the one hand, and BAAM’s interest in the success of the BSCA Funds, on the other hand.

There is significant overlap between BAAM’s and BSCA’s investment committees (although less than a majority of the members overlap).

Blackstone Policies and Procedures.

Specified policies and procedures implemented by Blackstone to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions may reduce the synergies across Blackstone’s various businesses that the Fund and the Master Fund expect to draw on for purposes of pursuing attractive investment opportunities. Because Blackstone has many different asset management and advisory businesses, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and subject to more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses, Blackstone has implemented certain policies and procedures (e.g., information walls) that may reduce the positive synergies that the Fund and the Master Fund expect to utilize for purposes of finding attractive investments. For example, Blackstone may come into possession of material non-public information with respect to companies in which its private equity business may be considering making an investment or companies that are Blackstone advisory clients. As a consequence, that information, which could be of benefit to the Fund or the Master Fund, might become restricted to those respective businesses and otherwise be unavailable to the Fund and the Master Fund.

Blackstone Proprietary Funds.

From time to time, Blackstone may hire or enter into a partnership or other arrangement with one or more investment professionals to form and manage private investment funds or separately managed accounts pursuing alternative investment strategies (“Proprietary Funds”). Blackstone generally receives a substantial portion of the revenues attributable to these Proprietary Funds, in most instances greater than the portion of the revenues it would receive from the Fund or the Master Fund. Blackstone has formed several Proprietary Funds and expects to form additional Proprietary Funds in the future. The nature of BAAM’s or its affiliates relationship with the Proprietary Funds means that, due to the prohibitions contained in the 1940 Act on certain transactions between a registered investment company and affiliated persons of it, or affiliated persons of those affiliated persons, the Fund and the Master Fund will not be able to invest in the Proprietary Funds, even if the investment would be appropriate for the Fund or the Master Fund. These prohibitions are designed to prevent affiliates and insiders from using a registered investment company (such as the Fund and the Master Fund) to benefit themselves to the detriment of the registered investment company and its shareholders.

Other Activities of Blackstone, BAAM and its Affiliates.

BAAM devotes to the Fund and the Master Fund as much time as is necessary or appropriate, in its judgment, to manage the Fund’s and the Master Fund’s activities. Certain inherent conflicts of interest arise from the fact that BAAM, Blackstone and their affiliates act on behalf of the Fund and the Master Fund and may also carry on investment activities for other clients (including any other investment funds sponsored by BAAM, Blackstone or their affiliates) in which the Fund or the Master Fund has no interest. In certain instances, the investment strategies and objectives of these other clients are similar to, or overlap with, the investment objective and strategy of the Fund or the Master Fund. These activities could be viewed as creating a conflict of interest in that BAAM’s time will not be devoted exclusively to the business of the Fund or the Master Fund but such time will be allocated among the Fund, the Master Fund and BAAM’s other clients.

BAAM’s future investment activities, including the establishment of other investment funds, may give rise to additional conflicts of interest. In addition, the activities in which Blackstone and its affiliates are involved may limit or preclude the flexibility that the Fund or the Master Fund may otherwise have to participate in investments. The Fund or the Master Fund may be forced to waive voting rights or sell or hold existing investments as a result of investment banking relationships or other relationships that Blackstone may have or transactions or investments Blackstone and its affiliates may make or have made. In addition, BAAM may determine not to invest the Fund’s or the Master Fund’s assets in an Investment Fund, or may withdraw/redeem all or a portion of an existing Fund or Master Fund investment in an Investment Fund, subject to applicable law, in order to address adverse regulatory implications that would arise under the 1940 Act for the Fund, the Master Fund and BAAM’s other clients if that investment was made or maintained. To the extent that the adverse regulatory implications are attributable to the Fund’s or Master Fund’s investment, BAAM may cause the Fund or Master Fund to withdraw/redeem prior to other BAAM clients.

BAAM’s investment activities, including the establishment of other investment funds and providing advisory services to discretionary or non-discretionary clients (see Non-Discretionary/Advisory Clients below), may give rise to additional conflicts of interest. BAAM has no obligation to purchase or sell, or recommend for purchase or sale for the Fund or the Master Fund, any investment that BAAM or its affiliates may purchase or sell, or recommend for purchase or sale for their own accounts or for the account of any other client or investment fund. Situations may arise in which private investment funds or accounts managed by BAAM or its affiliates have made investments which would have been suitable for investment by the Fund or the Master Fund but, for various reasons, were not pursued by, or available to, the Fund or the Master Fund. BAAM, Blackstone and their affiliates may also engage in business activities unrelated to the Fund and the Master Fund that create conflicts of interest. BAAM, Blackstone, their affiliates and any of their respective officers, directors, partners, members or employees, may invest for their own account in various investment opportunities, including in investment funds, in which the Fund or the Master Fund have no interest. BAAM may determine that an investment opportunity in a particular investment is appropriate for a particular account, or for itself, but not for the Fund or the Master Fund.

Blackstone employees, including employees of BAAM, may invest in hedge funds or other investment entities, including potential competitors of the Fund. Investors will not receive any benefit from any such investments.

Non-Discretionary/Advisory Clients.

BAAM provides advisory services, typically on a non-discretionary basis, regarding the hedge fund portfolios of certain clients. BAAM may communicate investment recommendations to such clients prior to the full implementation of such recommendations by BAAM for the Fund, the Master Fund, BAAM Multi-Manager Funds or other discretionary clients. Accordingly, the Fund, the Master Fund, BAAM Multi-Manager Funds and BAAM’s other discretionary clients may be seeking to obtain limited capacity from Investment Funds at the same time as such non-discretionary clients. Similarly, to the extent that an Investment Fund imposes redemption limitations, actions taken by non-discretionary clients may be adverse to the Fund, the Master Fund, BAAM Multi-Manager Funds or other discretionary accounts. In addition, non-discretionary clients may from time to time have access to or have the right to obtain information about investment decisions made for the Fund, the Master Fund, BAAM Multi-Manager Funds or other discretionary clients. Based on such information, the non-discretionary clients may take actions that are adverse to the Fund, the Master Fund, BAAM Multi-Manager Funds or other discretionary BAAM clients.

Placement Agent Arrangements.

Certain broker-dealer affiliates of BAAM may enter into placement agent agreements or otherwise be retained as placement agent by a Portfolio Manager. Under these placement agent agreements, to the extent permitted by applicable law, the Portfolio Manager may compensate BAAM’s affiliates for referring investors (including the Fund or the Master Fund) to the Portfolio Manager and such fees will not be shared with the Fund or the Master Fund or the Investors.

Service Providers and Financial Institutions as Investors.

From time to time, Blackstone personnel may speak at conferences and programs for potential investors interested in investing in hedge funds, which are sponsored by investment firms that either provide services to the Fund or the Master Fund or have a relationship with BAAM and/or Blackstone. Through such “capital introduction” events, prospective investors in the Fund have the opportunity to meet with BAAM. Neither BAAM nor the Fund compensates the sponsors for organizing such events or for investments ultimately made by prospective investors attending such events. However, such events and other services (including, without limitation, capital introduction services) may influence Blackstone and BAAM in deciding whether to do business with or employ the services of such investment firms consistent with their obligations to the Fund and the Master Fund.

Investment banks or other financial institutions, as well as Blackstone employees, may also be investors in the Fund. These institutions and employees are a potential source of information and ideas that could benefit the Fund or the Master Fund. BAAM has procedures in place designed to prevent the inappropriate use of such information by the Fund or the Master Fund.

Transactions between the Fund and Other BAAM Clients.

BAAM, to the extent permitted by applicable law, including the 1940 Act, may cause the Fund or the Master Fund to purchase investments from, to sell investments to or to exchange investments with any of its or Blackstone’s affiliates. Any such purchases, sales or exchanges generally will be effected based upon the net asset value of the investment.

Management of the Fund

Board of Trustees

The Fund has a Board of Trustees, currently consisting of John M. Brown, Frank J. Coates, Paul J. Lawler, Kristen M. Leopold, and Peter Koffler, which supervises the conduct of the Fund’s affairs. A majority of the Board of Trustees is comprised of persons (the “Independent Trustees”) who are not “interested persons” (as defined in the 1940 Act) of the Fund. Each of the Trustees has substantial experience in issues relating to investment companies such as the Fund. The Fund’s Trustees and officers are subject to removal or replacement in accordance with Massachusetts law and the Fund’s Declaration of Trust. The initial Trustees serving on the Board of Trustees were elected by the organizational shareholder of the Fund. The Fund’s Board of Trustees also serves as the board of trustees of the Master Fund. References herein to the “Board” or the “Board of Trustees” refer to the Board of Trustees of the Fund or of the Master Fund, as appropriate.

BAAM

Overview

BAAM, the hedge fund solutions group within Blackstone, was founded in 1990 to manage the internal assets of the firm by creating a diversified portfolio of hedge fund investments to offset the equity exposure of the firm’s other businesses. BAAM, a registered investment adviser located at 345 Park Avenue, 28th Floor, New York, New York 10154, serves as the investment manager to the Fund and the Master Fund. It is a wholly-owned subsidiary of Blackstone, a publicly traded limited partnership that has units which trade on the New York Stock Exchange under the symbol “BX.” Information about Blackstone, including certain ownership, governance, and financial information, is disclosed in the firm’s periodic filings with the SEC, which can be obtained from the firm’s website at http://ir.blackstone.com/ or the SEC’s website at www.sec.gov.

BAAM advises many of the world’s largest and most sophisticated investors including corporate, public and union pension funds, as well as sovereign wealth funds, central banks, insurance companies, high net worth individuals, family trusts and other institutional investors. These investors look to BAAM to create unique investment solutions across multiple asset classes and strategies while protecting capital through robust risk and portfolio management processes. BAAM’s core strategies include commingled, customized, long-only replacement and its Strategic Alliance Funds (as defined herein).

With offices in New York, London, Hong Kong, and Sydney, BAAM is led by J. Tomilson Hill, President & CEO of BAAM and Vice Chairman of Blackstone. As of May 1, 2013, BAAM employs 201 people in these locations. The New York office serves as BAAM’s headquarters and the central location from which all of BAAM’s investment activities and operations are directed. The London office is involved in investment research, monitoring of underlying managers, strategy development and client service. The Hong Kong office is primarily focused on Asian hedge fund research. The Sydney office is primarily focused on Australian business development and client service.

BAAM is comprised of experienced professionals with diverse financial backgrounds across its teams: Senior Management, Manager Research, Risk Management, Business & Financial Evaluation (“BFE”), Legal & Product Structuring (which includes all BAAM Compliance personnel), Technology, Business Analysis Team (“BAT”), Investor Relations & Business Development (“IR/BD”) and BAAM Finance.

BAAM’s business is built on long-term, value-added relationships with clients around the globe. As of May 1, 2013, BAAM had approximately $49 billion (unaudited) in assets under management.

BAAM’s interests are strongly aligned with those of its investors, many of whom invest in other Blackstone products. Blackstone and its qualified employees have over $1.3 billion (as of May 1, 2013; unaudited) invested in BAAM-advised portfolios.

Investment Process

Each investment with a hedge fund manager is the culmination of BAAM’s investment decision-making process. Integrating a top-down perspective with bottom-up expertise, strategy-focused research teams seek to identify hedge fund investment opportunities that are consistent with BAAM’s macroeconomic view.

As part of its investment research process, BAAM meets with hundreds of managers each year. Peer groups are created, ranked, and re-ranked on both quantitative and qualitative criteria on an ongoing basis. This assists BAAM in sourcing new managers for review, prioritizing workflow, identifying trends in investment strategies, and monitoring existing managers.

On an ongoing basis, BAAM’s Manager Research Team discusses potential new managers. Generally, once a manager is deemed a formal prospect after due diligence by the Manager Research Team, all BAAM Teams involved in the due diligence process commence their detailed due diligence procedures. On a bi-weekly basis, BAAM reviews the status of all prospective managers strongly considered for funding in preparation for evaluation by BAAM’s Investment Committee.

Deeming a manager a proper investment for a BAAM-advised portfolio involves both manager-specific considerations as well as strategic asset allocation considerations.

Asset allocation decisions are guided by a top-down assessment of opportunities across market sectors and refined to satisfy investment goals and restrictions. In addition to ongoing identification of investment opportunities, BAAM performs ongoing analysis of short- and medium-term risk and expected returns by sector to help form asset allocation decisions and guide research efforts. On a monthly basis, BAAM holds its Allocation Strategy Meeting, which is a formal synthesis of BAAM’s top-down asset allocation perspective. Beyond this, BAAM maintains a dialogue with other investment personnel across Blackstone, subject to information walls and other policies and procedures designed to prevent the dissemination of material non-public information, which enables it to leverage the resources and talent throughout the organization as BAAM formulates its macroeconomic perspective and asset allocation decisions.

A bottom-up approach is used to determine the optimal combination of underlying hedge fund managers that will reflect the strategy’s objectives. Managers are evaluated with respect to their individual performance, as well as their ability to add diversification value to the portfolio, where applicable. Beta testing as well as portfolio construction and asset allocation models are used to facilitate the process. BAAM also performs scenario analysis and stress testing to help understand possible portfolio reactions in periods of market dislocation.

By the conclusion of the process, a portfolio is designed that targets the strategy’s specific objectives and that reflects BAAM’s macro outlook. Following the launch of a BAAM-advised portfolio, periodic adjustments are made to its composition based on underlying manager performance and changes in market conditions and opportunities. Allocations to strategies and specific managers are continually reviewed and adjusted based upon available opportunities.

Due Diligence

BAAM employs a multi-disciplinary approach to manager due diligence, with four independent teams involved in the initial vetting and ongoing monitoring of every active investment. Its organization and infrastructure emphasize risk management as well as checks and balances at every stage of the process. Manager due diligence, a process that incorporates quantitative and qualitative analysis and operational and legal review, is conducted by four due diligence teams: Manager Research, Risk Management, BFE and Legal & Product Structuring. Each team has veto authority over any proposed investment. The goal is to create a pool of “best-in-class” managers to which BAAM-advised investors can allocate capital.

A key aspect of using the multi-disciplinary approach to manager due diligence is the sharing of information amongst the various due diligence teams. While each team has a different focus during its reviews, issues often overlap and the teams can compare responses received from portfolio managers, risk managers, internal and external counsel, service providers, references and back office professionals to seek consistency and completeness of information. Additionally, synergies are created when multiple teams have reviewed different materials and offer complementary yet varying perspectives regarding the overall investment. Having a forum to share information is key to BAAM’s process.

Ongoing Monitoring

On a monthly basis, BAAM performs a review of all portfolios it advises that incorporates ongoing monitoring of existing investments, as well as the potential integration of newly approved managers. Negotiated transparency and frequent manager contact, including annual on-site visits, allow BAAM to employ a variety of analytical approaches throughout the year to monitor and manage risk levels. This includes, but is not limited to, peer group analysis, scenario modeling, stress testing, and beta analysis.

Upon completion of BAAM’s multi-faceted and comprehensive due diligence process, which takes into consideration, among other areas, the macro-economic environment, a manager’s strategy/style, track record, operational ability, and business plan, the manager will be sized appropriately according to its risk/return profile and proposed objective within appropriate BAAM-advised portfolios.

All managers with whom BAAM allocates capital, regardless of their location or jurisdiction, are subject to the same level of due diligence and ongoing manager monitoring: in other words, the same standards of front office, operational/back office, legal and risk due diligence are applied to all prospective and funded hedge fund investments.

Management Agreement

The Master Fund will pay BAAM an aggregate fixed management fee (the “Management Fee”), payable quarterly in arrears on the last Business Day of each quarter. The Management Fee will accrue monthly at an annual rate of 1.25% of the Master Fund’s net asset value at the end of such month before giving effect to the Management Fee payment being calculated or any purchases or repurchases of Master Fund shares or any distributions by the Master Fund. The Management Fee will reduce the net asset value of Master Fund (and indirectly, of the Fund) as of the end of the accounting period in which it is payable and after the calculation of the Management Fee. BAAM will charge a pro rata portion of the Management Fee in the event of contributions or repurchases taking place during a given calendar quarter.

The contractual fee rate and related terms of the Fund’s Investment Management Agreement with BAAM are substantially the same as the terms of the Master Fund’s investment management agreement with BAAM, except that pursuant to the Fund’s Investment Management Agreement, no investment management fee is payable by the Fund with respect to any period during which the only investment security held by the Fund is that of another registered investment company. For purposes of the Investment Management Agreement, the term “investment security” has the same meaning as under Section 12(d)(1)(E) of the 1940 Act. As a result, as long as the Fund continues to invest in the Master Fund as part of a master-feeder arrangement, Investors will incur a single fee for investment management services provided by BAAM to the Fund and the Master Fund. A discussion regarding the basis for the Board of Trustees’ initial approval of the Fund’s Investment Management Agreement with BAAM is available in the Fund’s semi-annual report for the period ended September 30, 2012; discussion regarding the basis for the Board of Trustees’ subsequent approvals are expected to be available in the Fund’s annual report for the fiscal year ended March 31, 2014. A discussion regarding the basis for the Board of Trustees’ approval of the Subsidiary’s Investment Management Agreement with BAAM is available in the Fund’s annual report for the fiscal year ended March 31, 2013.

The Investment Management Agreements between BAAM and each of the Fund and the Master Fund provide that BAAM shall not be liable for any loss arising out of any investment or for any act or omission in carrying out its duties as adviser in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties.

Portfolio Managers

The portfolio managers of the Fund and the Master Fund have day-to-day management responsibilities for the Fund and the Master Fund. BAAM’s Investment Committee reviews and approves investments made by the Fund and the Master Fund but is not primarily responsible for the day-to-day management of the Fund’s and the Master Fund’s portfolios. Information regarding the portfolio managers is set forth below.

Name	Since	Title and Recent Biography
Alberto Santulin (Portfolio Manager)	2012	Managing Director of BAAM since 2005.
John (JT) Shields (Portfolio Manager)	2013	Vice President of BAAM since 2010; Prior to joining BAAM, was Vice President at UBP Asset Management.

Further information regarding the portfolio managers, including compensation, other accounts they manage and their ownership of securities in the Fund, is available in the SAI.

Expense Limitation Undertaking

BAAM has voluntarily entered into an “Expense Limitation and Reimbursement Agreement” with the Fund to limit the amount of the Fund’s “Specified Expenses” (as described below and including the Fund’s pro rata share of the Master Fund’s Specified Expenses) to an amount not to exceed 0.35% per annum of the Fund’s net assets (the “Expense Cap”) (computed and applied on a monthly basis). “Specified Expenses” is defined to include all expenses incurred in the business of the Fund or Master Fund with the exception of: (i) the Management Fee, (ii) the Distribution and Service Fee, (iii) fees and expenses of the Investment Funds in which the Master Fund invests, (iv) brokerage costs, (v) interest payments (including any interest expenses, commitment fees, or other expenses related to any line of credit of the Fund or Master Fund), (vi) taxes, and (vii) extraordinary expenses (as determined in the sole discretion of BAAM). To the extent that Specified Expenses for the Fund (including the Fund’s pro rata share of the Master Fund’s Specified Expenses) for any month exceed the Expense Cap, BAAM will waive its fees and/or reimburse the Fund for expenses to the extent necessary to eliminate such excess. BAAM may discontinue its obligations under the Expense Limitation and Reimbursement Agreement at any time in its sole discretion after March 31, 2015 upon appropriate notice to the Fund. This arrangement cannot be terminated prior to March 31, 2015 without the Board’s consent.

The Fund has agreed to repay the amounts borne by BAAM under the Expense Limitation and Reimbursement Agreement within the three year period after BAAM bears the expense, when and if requested by BAAM, but only if and to the extent that the Specified Expenses of the Fund (including the Fund’s pro rata share of the Master Fund’s Specified Expenses) are less than the lower of the Expense Cap and any expense limitation agreement then in effect with respect to the Specified Expenses. BAAM is permitted to receive such repayment from the Fund provided that the reimbursement amount does not raise the level of Specified Expenses of the Fund (including the Fund’s pro rata share of the Master Fund’s Specified Expenses) in the month the repayment is being made to a level that exceeds the Expense Cap or any other expense limitation agreement then in effect with respect to the Specified Expenses.

Pass-Through Voting

Whenever the Fund as an investor in the Master Fund is requested to vote on matters pertaining to the Master Fund, the Fund will seek voting instructions from Investors and will vote its interest in the Master Fund for or against such matters proportionately to the instructions to vote for or against such matters received from the Investors. The Fund shall vote shares of the Master Fund for which it receives no voting instructions in the same proportion as the shares of the Master Fund for which it receives voting instructions.

Other Service Providers to the Fund and Master Fund

The Administrator

Each of the Fund and the Master Fund has appointed Citi Fund Services Ohio, Inc. (the “Administrator”) to serve as its administrator pursuant to an administration agreements between the Fund and the Administrator and a separate administration agreement between the Master Fund and the Administrator (each, an “Administration Agreement”). Under the Administration Agreements, the Administrator performs certain general administrative tasks for the Fund and the Master Fund, including, but not limited to, keeping financial books and records of the Fund and the Master Fund, and is permitted to delegate any or all of its duties to its affiliated entities.

Under the Administration Agreements, the Administrator will not, in the absence of negligence, willful misconduct or fraud on the part of the Administrator (or its affiliates) or a material breach by the Administrator (or its affiliates) of a material provision of an Administration Agreement (provided such breach is not caused by actions or omissions of the Fund or the Master Fund or any other agent of the Fund or the Master Fund), be liable to the Fund or the Master Fund or to any Fund Investor or Master Fund Investor for any act or omission, in the course of, or in connection with, the providing of services to the Fund or the Master Fund or for any loss or damage which the Fund or the Master Fund may sustain or suffer as the result of, or in the course of, the discharge by the Administrator of its duties pursuant to the Administration Agreements.

Each of the Fund and the Master Fund will indemnify the Administrator, its affiliates and its and their directors, officers, employees, representatives, delegates and agents from and against any and all claims, demands, actions and suits, and from and against any and all judgments, liabilities, losses, damages, costs, charges, reasonable attorneys’ fees and other expenses of every nature and character (collectively, “Liabilities”) arising out of or in any way relating to the Administrator’s performance of its obligations and duties under the applicable Administration Agreement (or the performance by any affiliate to whom services are delegated), provided that this indemnification shall not apply to the extent any such Liabilities result from the Administrator’s (or such affiliates’) gross negligence, willful misconduct or fraud, or from a material breach by the Administrator (or its affiliates) of a material provision of an Administration Agreement (provided such breach is not caused by actions or omissions of the Fund or the Master Fund (as applicable) or any other agent of the Fund or the Master Fund (as applicable)).

The Fund and the Master Fund compensate the Administrator according to a fee schedule, under which the following amounts are aggregated and paid monthly: 7 basis points on the first $500 million in aggregate net assets of the Master Fund, 5 basis points on the next $500 million in aggregate net assets of the Master Fund, and 4 basis points on the aggregate net assets of the Master Fund in excess of $1 billion (the “Asset-Based Fees”). The Asset-Based Fees are subject to a monthly minimum fee and are typically allocated one-third to the Master Fund and two-thirds to the Fund.

Each Administration Agreement may be terminated by either party upon 90 days prior written notice. The Administrator is a third party service provider to the Fund and the Master Fund and is not responsible for the preparation of this prospectus.

The Distributor

Blackstone Advisory Partners L.P., a limited partnership under the laws of Delaware, serves as the principal underwriter of the Fund. The Distributor’s principal business address is 345 Park Avenue, New York, NY 10154.

Pursuant to the distribution agreement (the “Distribution Agreement”), the Distributor is solely responsible for the costs and expenses incurred in connection with (i) its qualification as a broker-dealer under state or federal laws, and (ii) the advertising or promotion of the offering of the Shares. The Distribution Agreement also provides that the Fund will indemnify the Distributor and its affiliates and certain other persons against certain liabilities, including certain liabilities arising under the Securities Act.

Custodian and Escrow Agent

Citibank, N.A. through its offices in New York, serves as the Custodian of the assets of the Fund and the Master Fund, and may maintain custody of such assets with U.S. subcustodians and foreign custody managers (which may be banks, trust companies, securities depositories and clearing agencies), subject to policies and procedures approved by the Board of Trustees. Assets of the Fund and the Master Fund are not held by BAAM or commingled with the assets of other accounts, except to the extent that securities may be held in the name of the Custodian, subcustodian or foreign custody manager in a securities depository, clearing agency or omnibus customer account. The Custodian’s principal business address is 388 Greenwich Street, New York, NY 10013.

The Administrator serves as escrow agent (the “Escrow Agent”) with respect to subscription monies received from prospective Investors in advance of dates when Shares may be subscribed for and monies may be transmitted to the Fund. Amounts received from potential Investors in the Fund will be held in a non-interest bearing escrow account pending the admission of Investors to the Fund.

Transfer Agent

Citi Fund Services Ohio, Inc., a corporation organized under the laws of Ohio, serves as the transfer agent for the Fund and the Master Fund (the “Transfer Agent”). The Transfer Agent’s principal business address is 3435 Stelzer Road, Columbus, Ohio 43219.

Independent Registered Public Accounting Firm

The Board has selected Deloitte & Touche LLP as the Independent Registered Public Accounting Firm of the Fund and the Master Fund. Deloitte & Touche LLP’s principal business address is Two World Financial Center, New York, NY 10281.

Legal Counsel

The law firm of Ropes & Gray LLP serves as legal counsel to the Fund and the Master Fund.

Subscription for Shares

The Offering

Shares are being offered on a continuous basis at their net asset value per share plus any applicable sales loads and may be purchased as of the first Business Day of any month, or at such other times as the Board may determine. Shares may be purchased only from selected broker-dealers or through the Distributor. The continuous offering may be discontinued at any time. The Distributor has the sole right to accept orders to purchase Shares and reserves the right to reject any order in whole or in part.

Shares are being offered only to “Eligible Investors” as defined below. The minimum initial investment in the Fund by an investor is $50,000. Subsequent investment must be at least $10,000. These minimums may be waived by the Fund from time to time for certain investors, including officers and employees of BAAM and its affiliates.

The full subscription amount is payable in federal funds, which must be received by the Distributor not later than three Business Days before the effective date of the Share purchase. Notice of each Share transaction will be furnished to Investors (or their financial representatives) as soon as practicable but not later than seven days after the Fund’s net asset value is distributed and shareholder transactions are settled, together with information relevant for personal and tax records. The net asset value applicable to a purchase of Shares generally will be available within 30 days after the effective date of the Share purchase; at that time, the number of Shares based on that net asset value and each Investor’s subscription amount will be determined and credited to the Investor’s account.

Each prospective Investor must complete the subscription documents, in which the prospective Investor must certify, among other things, that he or she is an “Eligible Investor” and meets other requirements for investment. In order for a subscription to be accepted, the Transfer Agent must receive the executed subscription documents at least five Business Days before the date as of which Shares are to be issued. However in the Fund’s or BAAM’s discretion, subscription documents received after this deadline may be accepted.

Eligible Investors

Unless otherwise agreed by the Board, Shares will be sold only to persons who qualify as “accredited investors,” as defined in Regulation D under the Securities Act. Such persons are referred to in this Prospectus as “Eligible Investors.” Qualifications that must be met in becoming an Investor are set out in the subscription agreement that must be completed by each prospective Investor. Investors who subscribe for additional Shares will be required to qualify as Eligible Investors at the time of each additional subscription. Any transferee of Shares must qualify as Eligible Investors at the time of transfer.

Suitability of Investment

An investment in the Fund involves a considerable amount of risk. It is possible that a prospective Investor may lose some or all of his or her investment. Before making an investment decision, a prospective Investor should consider, among other things: (1) the suitability of the investment with respect to such investor’s investment objectives and personal situation; and (2) other factors, including such investor’s personal net worth, income, age, risk tolerance, tax situation and liquidity needs. Prospective Investors should be aware of how the Fund’s and the Master Fund’s investment objective and strategies fit into their overall investment portfolio, as the Fund is not designed to be, by itself, a well-balanced investment for any particular investor.

Distribution Arrangements

The Distributor acts as the distributor of Shares and serves in that capacity on a best efforts basis, subject to various conditions. Shares may be purchased through the Distributor or through other brokers or dealers (each, a “Selling Agent” and together, the “Selling Agents”) that have entered into selling agreements with the Distributor. The Fund is not obligated to sell any Shares that have not been placed with Investors that meet all applicable requirements to invest in the Fund.

Neither the Distributor nor any other broker-dealer is obligated to buy from the Fund any of the Shares. There is no minimum number of Shares (by all Investors in aggregate) required to be purchased in the continuous offering. The Distributor does not intend to make a market in the Shares. To the extent consistent with applicable law, the Fund has agreed to indemnify the Distributor against certain liabilities under the Securities Act.

Selling Agents typically receive the sales load with respect to the Shares purchased by their Investors. The Distributor does not receive any portion of the sales load. Purchases of Shares are subject to a maximum sales load of up to 3.00%. The Selling Agents may, in their sole discretion, reduce or waive the sales load. Investors should direct any questions regarding sales loads to the relevant Selling Agent.

BAAM and/or its affiliates may pay additional compensation, out of its own assets and not as an additional charge to the Fund or the Master Fund, to Selling Agents in connection with the sale and/or distribution of Shares or the retention and/or servicing of Investor accounts. The level of such payments may be substantial and may be different for different Selling Agents. These payments may create incentives on the part of a Selling Agent to view the Fund favorably compared with investment funds that do not make these payments, or that make smaller payments.

The Fund pays the Distributor an ongoing Distribution and Service Fee at an annualized rate of 0.85% of the average net assets of the Fund. This Distribution and Service Fee consists of compensation at a rate of 0.60% for the sale and marketing of the Shares (the “Distribution Component”) and 0.25% for personal services provided to Investors and/or the maintenance of Investor accounts (such as personal services including, among others, responding to Investor inquiries and providing information on their investments in the Fund) (the “Service Component”). The Fund operates pursuant to an exemptive request that it has been granted by the Financial Industry Regulatory Authority (“FINRA”) so that the ongoing payments of the Distribution Component and Service Component made by the Fund are governed by FINRA Rule 2830. This is the FINRA rule that governs the receipt of compensation by certain financial intermediaries that sell shares of open-end investment companies. Pursuant to this granted exemption and in accordance with Rule 2830, payment of the Distribution Component and/or the Service Component could continue for an extended period of time (including, in either case, during the entire life of the Fund). In addition, the aggregate amount of the Distribution Component paid by the Fund and indirectly borne by long-term Investors over time ultimately could exceed the maximum front-end sales charge permitted by FINRA. The Distributor intends to comply with FINRA Rule 2830 in connection with the distribution of the Shares.

Because the Fund currently intends to voluntarily adhere to Rule 12b-1 under the 1940 Act as if the Fund was a registered open-end investment company, the Fund has adopted and implements its Distribution and Service Plan in the manner required by such Rule. By adopting the Distribution and Service Plan in accordance with Rule 12b-1, the Fund is permitted to pay fees that are intended to result in the sale and distribution of its Shares, to the extent that a portion of the Distribution and Service Fee payments are characterized as such. In conformity with Rule 12b-1, when the Distribution and Service Plan was adopted the Trustees, including the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution and Service Plan, concluded that there is a reasonable likelihood that the Distribution and Service Plan will benefit the Fund and its Investors. In further conformity with Rule 12b-1, the Distribution and Service Plan contains the following provisions, among others: (i) quarterly reports are to be provided to the Board regarding the amounts expended under the Distribution and Service Plan and the purposes for which such expenditures were made; (ii) the Distribution and Service Plan will continue only as long as its continuance is approved at least annually by the Board and the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution and Service Plan or any agreement related to such Plan, acting in person at a meeting called for the purpose of voting on the Distribution and Service Plan; (iii) any material amendment to the Distribution and Service Plan must be approved by the Board and the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution and Service Plan, acting in person at a meeting called for said purpose and (iv) any amendment to increase materially the costs which the Shares may bear for distribution services pursuant to the Distribution and Service Plan shall be effective only upon approval by a vote of a majority of the outstanding Shares and by a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution and Service Plan. The Distribution and Service Plan is terminable without penalty at any time by a vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution and Service Plan, or by a vote of the holders of a majority of the outstanding Shares.

Determination of Net Asset Value

The net asset value of each of the Fund and the Master Fund will be equivalent to its assets less its liabilities, including accrued fees and expenses, as of any date of determination. Because the Fund intends to invest substantially all of its assets in the Master Fund, the value of the Fund’s assets will depend on the value of its investment in the Master Fund and, thus, the value of the Master Fund’s investments in Investment Funds. The net asset value of the Fund and the Master Fund and the net asset value per share of the Fund and the Master Fund generally will be calculated by the Administrator as of the end of each calendar month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Boards of the Fund and the Master Fund. The Board of the Master Fund has approved procedures pursuant to which the Master Fund will value its investments in Investment Funds in accordance with GAAP. The Administrator, in consultation with BAAM, values the assets of the Master Fund in accordance with GAAP and the Master Fund’s procedures as adopted by the Board. As a general matter, the Master Fund bases its net asset value on valuations of its interests in the Investment Funds provided by the Portfolio Managers and their agents, including their administrators, in accordance with the Investment Fund’s valuation policies and reported at the time of the Master Fund’s valuation. Typically, the fair value of the Master Fund’s interest in an Investment Fund represents the amount that the Master Fund could reasonably expect to receive from an Investment Fund were the Master Fund to withdraw its interest at the time of valuation, based on information reasonably available at the time the valuation is made and that the Master Fund believes to be reliable. Portfolio Managers typically have discretion to determine whether market prices or quotations fairly represent the value of particular assets held by the Investment Funds, and also typically are authorized to assign a value to these assets that differs from the market prices or quotations for such assets. As a result, information available to the Master Fund concerning the value of its interests in Investment Funds may not reflect market prices or quotations for the underlying assets held by such Investment Funds. In the unlikely event that an Investment Fund does not report a value to the Master Fund on a timely basis, the Master Fund would determine the fair value of the Investment Fund based on the most recent value reported by the Investment Fund, as well as any other relevant information available at the time the Master Fund values its portfolio.

Because of the important role that Investment Funds’ valuation reporting plays in the valuation of the Master Fund’s and Fund’s net assets, before investing in any Investment Fund, BAAM will conduct a due diligence review of the valuation methodology used for the Investment Fund. These valuation methodologies generally use market values when available, and otherwise utilize principles of fair value that BAAM reasonably believes to be consistent with (but not necessarily the same as) those used by the Master Fund and Fund for valuing their own investments. After investing in an Investment Fund, BAAM will monitor the valuation methodology used by the Investment Fund. Although the procedures approved by the Board provide that the Administrator will review the valuations provided by the Portfolio Managers, none of BAAM, the Administrator or the Board will be able to confirm independently the accuracy of valuations provided by such Portfolio Managers (which are typically unaudited, except for year-end valuations).

For each date for which the net asset value of the Master Fund is calculated, the Administrator will perform an independent valuation of the Master Fund’s portfolio and review any material discrepancies with BAAM. The Administrator will consider all relevant information and the reliability of pricing information provided by the Portfolio Managers and/or the administrators of the Investment Funds. The Administrator and BAAM may conclude in certain circumstances that the information provided by a Portfolio Manager does not represent the fair value of the Master Fund’s interests in the Investment Fund. In those circumstances, the Master Fund might value its interests in the Investment Fund at a discount or a premium to the value it receives from the Investment Fund. Following procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Investment Fund, the Master Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. Any such decision would be made in good faith, and subject to the review and supervision of the Board.

The valuations reported by the Portfolio Managers, upon which the Master Fund calculates its own net asset value, may be subject to later adjustment, based on information reasonably available at such later time. For example, fiscal year-end net asset value calculations of the Investment Funds typically would be audited by their independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. Adjustments or revisions, whether increasing or decreasing the net asset value of the Master Fund and the Fund at the time they occur, because they relate to information available only at the time of the adjustment or revision, will not affect the amounts received from the Fund by Investors who tendered their Shares before such adjustments and received their proceeds from such tenders. As a result, to the extent that subsequently adjusted valuations from the Portfolio Managers or revisions to net asset value of an Investment Fund adversely affect the Master Fund’s and Fund’s net asset values, the outstanding Shares will be adversely affected by previous tenders to the benefit of Investors who tendered their Shares at a net asset value higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations will be entirely for the benefit of the then-outstanding Shares and to the detriment of Investors who previously tendered their Shares at a net asset value lower than the adjusted amount. The same principles apply to the purchase of Shares.

Assets of the Fund or Master Fund held directly and for which market quotations are readily available will be valued at their current market value.

Assets for which no market quotations are readily available will be valued in any fair and reasonable manner the Board or its delegate may determine.

In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In these circumstances, BAAM and/or the Board of the Master Fund and Fund will reevaluate their fair value methodology to determine what, if any, adjustments should be made to the methodology.

BAAM acts as investment adviser to other clients that may invest in securities for which no public market price exists. BAAM may use other acceptable methods of valuation in these contexts that may result in differences in the value ascribed to the same security owned by the Master Fund or Fund and other clients. Consequently, the fees charged to the Fund and the Master Fund and other clients may be different, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Expenses of the Fund and the Master Fund, including the Management Fee and the costs of any borrowings, are accrued on a monthly basis on the day net asset value is calculated and taken into account for the purpose of determining net asset value.

Prospective Investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the net assets of the Fund and Master Fund if the judgments of the Board of the Fund and Master Fund, BAAM, the Administrator, or Portfolio Managers should prove incorrect. Also, Portfolio Managers typically only provide determinations of the net asset value of Investment Funds on a weekly or monthly basis, in which event it will not be possible to determine the net asset value of the Fund more frequently.

Repurchases and Transfers of Shares

No Right of Redemption

The Fund is a closed-end investment company, and therefore no Investor will have the right to require the Fund to redeem its Shares. No public market for Shares exists, and none is expected to develop in the future. Consequently, Investors generally will not be able to liquidate their investment other than as a result of repurchases of their Shares by the Fund.

Repurchases of Shares

The Fund from time to time may offer to repurchase a portion (generally, 5–25%) of its outstanding Shares pursuant to written tenders by Investors. Repurchases will be made only at such times and on such terms as may be determined by the Board, in its complete and exclusive discretion. Investors who tender Shares within the 12 month period following acquisition may be subject to an early withdrawal fee, as described below under “Early Withdrawal Fee.” In determining whether the Fund should repurchase Shares from Investors pursuant to written tenders, the Fund’s Board will consider BAAM’s recommendation. BAAM expects that it will recommend to the Fund’s Board that the Fund conduct quarterly repurchases.

The Fund’s assets will consist primarily of its investment in the Master Fund. Therefore, in order to finance the repurchase of Shares pursuant to tender offers, the Fund may find it necessary to liquidate all or a portion of its investment in the Master Fund. Shares of the Master Fund are subject to significant transfer restrictions. The Master Fund is a closed-end investment company and the Fund does not have the right to require the Master Fund to redeem the shares of the Master Fund held by the Fund. Therefore, the Fund typically may withdraw all or a portion of its investment in the Master Fund only pursuant to repurchase offers by the Master Fund. The Fund ordinarily will not offer to repurchase Shares unless the Master Fund conducts a repurchase offer for the Master Fund’s shares at approximately the same time. The Master Fund’s Board expects that the Master Fund will conduct repurchase offers on a quarterly basis in order to permit the Fund to undertake quarterly repurchase offers following procedures that are substantially similar to those employed by the Fund. However, there are no assurances that the Master Fund’s Board will, in fact, decide to conduct repurchase offers on this or any other schedule. The Fund generally cannot make a repurchase offer larger than the repurchase offer made by the Master Fund to the Fund. Moreover, the Master Fund has investors other than the Fund and if a repurchase offer by the Master Fund is fully or oversubscribed, the Fund only would have access to a pro rata portion of the offer by the Master Fund based on the size of its investment in the Master Fund relative to the size of the investments in the Master Fund by other investors. It is anticipated that each repurchase offer made by the Master Fund will extend only to a specified portion of the Master Fund’s net assets, based upon, among other things, the liquidity of the Master Fund’s assets. Because the Master Fund’s assets are expected to be illiquid, it is anticipated that repurchase offers of the Master Fund, and consequently those of the Fund, will be accordingly limited. The Master Fund will typically make repurchase offers, if any, to all of its investors, including the Fund, on the same terms, which practice may also affect the size of the Master Fund’s offers.

In addition to considering BAAM’s recommendation, the Fund’s Board also will consider the following factors, among others, in determining the timing and terms of any offers to repurchase Shares:

•	Whether any Investors have requested that the Fund repurchase their Shares;

•	The liquidity of the Master Fund’s assets;

•	The investment plans and working capital requirements of the Fund and Master Fund;

•	The relative economies of scale with respect to the size of the Fund;

•	The history of the Fund in repurchasing Shares;

•	The condition of the securities markets; and

•	The anticipated tax and/or regulatory consequences of any proposed repurchases of Shares.

The Board will determine that the Fund repurchase Shares from Investors pursuant to written tenders only on terms it determines to be fair to the Fund and to all Investors or persons holding Shares acquired from Investors, as applicable. When the Board determines that the Fund will repurchase Shares, notice will be prepared describing the terms of such repurchase, and containing information Investors should consider in deciding whether and how to participate in such repurchase opportunity. Investors who are deciding whether to tender Shares during the period that a repurchase offer is open may ascertain the net asset value of their Shares from the Transfer Agent.

Unless the Board permits revocation, repurchases will be irrevocable after receipt and acceptance by the Fund of eligible written tenders of Shares from Investors by the applicable repurchase offer deadline. If a repurchase offer is oversubscribed by Investors who tender Shares, the Fund may extend the repurchase offer period, repurchase a pro rata portion of the Shares tendered or take any other action permitted by applicable law.

In light of liquidity constraints associated with the Master Fund’s investments in Investment Funds and the fact that the Master Fund may have to effect withdrawals from Investment Funds in order to pay for Shares being repurchased, the Fund expects that repurchase offers generally will be conducted according to the following procedures; however, the timing, terms and conditions of any particular repurchase offer may vary at the sole discretion of the Board. Repurchase offers will generally commence approximately 95 days prior to the last day of March, June, September and December each year (each such date is referred to as a “Tender Valuation Date”) and remain open for 30 calendar days.

Payment for repurchased Shares may be made in cash or by the distribution of securities in kind, or partly in cash and partly in-kind. However, the Fund does not expect to distribute securities in kind except in the unlikely event that making a cash payment is not feasible or would result in a material adverse effect to the Master Fund, the Fund, or Investors not tendering Shares for repurchase. Any in-kind distribution of securities is likely to consist of unmarketable securities (valued pursuant to procedures approved by the Board), which would be distributed to all tendering Investors on an equal basis to the extent practicable. Investors may be unable to liquidate such securities in a timely manner, may incur brokerage or other transaction costs in liquidating such securities, and may receive a lower price upon liquidation of such securities than the value assigned to them by the Fund at the time of distribution.

If an Investor tenders Shares and the Fund purchases those Shares, the Fund will ordinarily effect payment for those Shares by issuing the Investor a non-interest-bearing, non-transferable promissory note entitling the Investor to the payment(s) described in (A) or (B) below, as applicable:

A.	Payment Schedule for Purchases of Greater than or Equal to 90% of your Shares:

—

an initial payment equal to 90% of the unaudited net asset value of the Shares tendered and purchased, determined as of the Tender Valuation Date (the “Initial Payment”), which will be paid to the Investor, unless the existence of changes in tax or other laws or regulations or unusual market conditions result in a delay, the later of (a) 30 days after the Tender Valuation Date or, (b) if the Fund has requested the repurchase of all or a portion of its investment in the Master Fund in order to fund the purchase of Shares, ten Business Days after the Fund has received at least 90% of the aggregate purchase amount from the Master Fund; and

—

a contingent payment (the “Contingent Payment”) equal to the excess, if any, of (a) the net asset value of the Shares tendered and purchased as of the Tender Valuation Date (as may or may not be adjusted based upon subsequent revisions to the net asset values of the Investment Funds) over (b) the Initial Payment; such Contingent Payment to be payable promptly after completion of the Fund’s next annual audit.

—	The 2% early withdrawal fee described below (if applicable) will be deducted from the Initial Payment, and will reduce the total repurchase proceeds.

B.	Payment Schedule for Purchases of Less than 90% of your Shares:

—

a single payment (the “Single Payment”) equal to 100% of the unaudited net asset value of the Shares tendered and purchased, determined as of the Tender Valuation Date, which will be paid to the Investor, unless the existence of changes in tax or other laws or regulations or unusual market conditions result in a delay, the later of (a) 30 days after the Tender Valuation Date or, (b) if the Fund has requested the repurchase of all or a portion of its investment in the Master Fund in order to fund the purchase of Shares, ten Business Days after the Fund has received at least 90% of the aggregate purchase amount from the Master Fund.

—	The 2% early withdrawal fee described below (if applicable) will be deducted from the Single Payment and will reduce the total repurchase proceeds.

The Fund may make multiple audit adjustments to repurchase payment amounts in the event that additional relevant information becomes available following the Fund’s annual audit. Although the Fund has the option to pay all or a portion of the Initial Payment, Contingent Payment and/or Single Payment by distributing securities, such amounts are expected to be paid entirely in cash. Other than the early withdrawal fee described below (if applicable), the Fund does not expect to impose any charges on repurchases of Shares in the Fund.

The Master Fund may be subject to initial lock-up periods of certain Investment Funds beginning at the time of the Master Fund’s initial investment in an Investment Fund. During this period, the Master Fund may not be permitted to withdraw its investment or only may be able to do so with payment of a fee. In addition, some Investment Funds may, from time to time, suspend completely or restrict withdrawal rights for an indefinite period of time in response to market unrest or other adverse conditions (such as those experienced by many hedge funds since late 2008). During such times, the Master Fund may not be able to liquidate its holdings in such Investment Funds to allow the Fund to meet repurchase requests. As a result, the Fund is not able to guarantee liquidity to Investors through repurchase offers. Furthermore, if the Master Fund seeks to liquidate its investment in an Investment Fund that maintains a “side pocket,” establishes a liquidating account mechanism or pays illiquid securities in kind, the Master Fund may not be able to fully liquidate its investment without delay and such delay could be substantial. Accordingly, the Fund may need to suspend or postpone repurchase offers if the Master Fund is not able to dispose of its interests in Investment Funds in a timely manner.

An Investor tendering for repurchase less than all of its Shares must maintain a minimum account balance after the repurchase is effected, the amount of which will be established by the Fund from time to time and is currently $50,000. If an Investor tenders a number of Shares that would cause the aggregate net asset value of the Investor’s Share holdings to fall below the required minimum, the Fund reserves the right to reduce the amount to be repurchased from the Investor so that the required minimum balance is maintained. The Fund may also repurchase all of such an Investor’s Shares in the Fund. The Fund may waive the minimum account balance from time to time in BAAM’s sole discretion.

The Fund’s, and a Share’s, net asset value may change materially from the date a tender offer is mailed to the Tender Valuation Date (or any later valuation date if the tender offer is extended), and to the effective date of repurchase, and it also may change materially shortly after a tender is completed. The method by which the Fund calculates its net asset value is discussed under the caption “Determination of Net Asset Value” and additional risks are discussed under “Risks Associated With BAAM and the Operation of the Fund—Liquidity Risks.”

BAAM and its affiliates may tender for repurchase in connection with any repurchase offer made by the Fund any Share that it holds in its capacity as an Investor.

Consequences of Repurchase Offers

The Fund believes that repurchase offers generally will be beneficial to the Fund’s Investors, and typically will be funded from available cash or sales of portfolio securities of the Fund or the Master Fund. However, payment for repurchased Shares may require the Master Fund to liquidate portfolio holdings earlier than BAAM otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Master Fund’s portfolio turnover. BAAM intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of Shares. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Investors who do not tender their Shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund or the Master Fund finances repurchase proceeds by selling Fund or Master Fund investments, the Fund or the Master Fund may hold a larger proportion of its total assets in less liquid securities. Accordingly, non-tendering Investors will own a proportionally greater amount of illiquid investments which may adversely affect their ability to tender their Shares for repurchase in subsequent tender offers, as well as the Fund’s ability to conduct future tender offers at all. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s net asset value. In addition, the repurchase of Shares by the Fund may be a taxable event to tendering Investors.

Repurchase of the Fund’s Shares will reduce the amount of outstanding Shares and its net assets. A reduction in the Fund’s net assets will tend to increase the Fund’s expense ratio.

Early Withdrawal Fee

Any Investor that sells Shares to the Fund in a repurchase offer that has a Tender Valuation Date within the 12 month period following the original issue date of the Shares will be subject to a repurchase fee at a rate of 2% of the aggregate net asset value of the Shares repurchased by the Fund (an “early withdrawal fee”). For illustrative purposes, an Investor that acquires Shares on the first Business Day of April would not incur an early withdrawal fee for participating in a repurchase offer that has a Tender Valuation Date of March 31 of the following year. Payment of the early withdrawal fee will be made by netting the fee against the repurchase proceeds. The early withdrawal fee will be retained by the Fund for the benefit of remaining Investors. If an Investor has made multiple subscriptions and tenders a portion of its Shares, the early withdrawal fee will be calculated on a first-in/first-out basis. If the aggregate Shares tendered by Investors in response to the Fund’s repurchase offer exceed the amount of the Fund’s repurchase offer, tendering Investors will generally participate on a pro rata basis.

Forced Redemption

The Fund may (i) repurchase all or any portion of the Shares of an Investor or any person acquiring Shares or portion of the Shares from or through an Investor without consent or other action by the Investor or other person or (ii) cause an Investor to sell all or a portion of its Shares to another Investor, at the most recently calculated net asset value of such Investor’s Shares, for any reason deemed advisable by the Board, including but not limited to situations in which:

•

the Shares (or a portion of the Shares) have been transferred without BAAM’s approval or the Shares (or a portion of the Shares) has vested in any person other than by operation of law as the result of the death, disability, dissolution, bankruptcy or incompetence of an Investor;

•

ownership of the Shares (or portion of the Shares) by an Investor or other person is likely to cause the Fund to be in violation of, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction, or may in the judgment of the Board or BAAM subject the Fund or any Investor to an undue risk of adverse tax (such as the Fund no longer being treated as a regulated investment company) or other fiscal or regulatory consequences;

•

continued ownership of the Shares (or portion of the Shares) by the Investor or other person may be harmful or injurious to the business of the Fund, the Master Fund, the Board of the Fund or the Master Fund, BAAM, or prevent BAAM from receiving any fees in respect of the Fund or such Investor;

•	any of the representations and warranties made by an Investor in connection with the acquisition of the Shares (or portion of the Shares) was not true when made or has ceased to be true;

•

the value of an Investor’s Shares is less than an amount that the Board determines to be a minimum investment in the Fund, or more than an amount that the Board determines to be a maximum investment in the Fund; or

•	an Investor ceases to be eligible to hold Shares through an account with a Selling Agent.

Transfer of Shares

Shares will not be traded on any securities exchange or other market. Shares may not be assigned, transferred, pledged, mortgaged, hypothecated, sold or otherwise disposed of, encumbered or conveyed (each a “Transfer”), except (i) by operation of law resulting from an Investor’s death, disability, dissolution, bankruptcy or incompetence or (ii) with the written consent of the President of the Fund, which consent may be withheld in his or her sole discretion and shall not be subject to challenge by any potential assignor or assignee. Unless waived by the President of the Fund, Shares may not be transferred unless the Fund has received a written opinion of its counsel (at the expense of the transferor) that such transfer qualifies for an exemption from such registration under the Securities Act or the regulations thereunder.

Any transferee acquiring Shares by operation of law as a result of the death, disability, dissolution, bankruptcy or incompetence of an Investor or otherwise will be entitled to (i) the distributions paid on the Shares so acquired, (ii) to Transfer all or any portion of the Shares in accordance with the terms of the Declaration of Trust and (iii) to tender all or any portion of the Shares for repurchase by the Fund. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transferee meets any requirements imposed by the Fund with respect to Investor eligibility and suitability, including the requirement that any Investor, or the Investor’s equity owners in certain circumstances, at the time of purchase meets the standard for an “accredited investor” as defined in Regulation D under the Securities Act. If an Investor transfers its Shares with the approval of the Board or BAAM (as applicable), the Fund will promptly take all necessary actions so that each transferee or successor to whom the Shares are transferred is admitted to the Fund as an Investor. Each Investor and transferee is required to pay all expenses, including attorneys and accountants fees, incurred by the fund in connection with such transfer.

In subscribing for Shares, an Investor agrees to indemnify and hold harmless the Fund, the Board, BAAM, each other Investor and their affiliates against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of or arising from any Transfer made by that Investor in violation of these provisions or any misrepresentation made by that Investor in connection with any Transfer.

Automatic Dividend Reinvestment Plan

Pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), unless an Investor is ineligible or otherwise elects, all distributions of dividends (including capital gain dividends) will be automatically reinvested by the Fund in additional Shares. Election not to participate in the Plan and to receive all dividends and capital gain distributions in cash may be made by indicating that choice on the subscription documents or by contacting the Administrator.

After the Fund declares a dividend (including a capital gain dividend) or determines to make a capital gain distribution, participants will be issued additional Shares at their then net asset value. Notice of each such Share transaction will be furnished as soon as practicable but not later than seven days after the Fund’s NAV is distributed and shareholder transactions are settled, together with information relevant for personal and tax records.

In the case of persons, such as banks, brokers or nominees, who hold Shares for others who are the beneficial owners, the Plan will be administered on the basis of the number of Shares certified from time to time by the record holders as representing the total amount registered in the record holder’s name and held for the account of beneficial owners who are participants in the Plan. Investors who intend to hold their shares through a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. federal income tax that may be payable on such dividends or distributions. (See “Tax Considerations” below.)

Description of Shares

The Fund is a business trust organized under the laws of The Commonwealth of Massachusetts on November 14, 2011. The Fund is authorized to issue an unlimited number of Shares of beneficial interest. Each Share has one vote at all meetings of shareholders.

All Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. No Investor has the right to require redemption or repurchase of any Shares by the Fund or to tender Shares to the Fund for repurchase. Investors are not liable for further calls or assessments. The Fund does not intend to hold annual meetings of shareholders.

Under the Declaration of Trust, Investors have limited voting rights. Investors only have the right to vote (i) on the election or removal of Trustees, only to the extent provided in the Declaration of Trust or as required under the 1940 Act; (ii) with respect to certain amendments to the Declaration of Trust, (iii) in some circumstances, on Change of Control Transactions (as described below), (iv) on the termination of the Fund, in limited circumstances (as described below) and (v) on such additional matters as required by law or as considered necessary or desirable by the Trustees.

Under the Declaration of Trust, a Trustee may be removed only for cause and only (1) by action of at least 75% of the outstanding Shares of the classes or series of Shares entitled to vote for the election of such Trustee, at a meeting called for the purpose of voting on such removal, or (ii) by at least 75% of the remaining Trustees.

The following actions may be authorized only by the affirmative vote or consent of at least seventy-five percent (75%) of the Trustees and at least seventy-five percent (75%) of the Shares outstanding and entitled to vote thereon, unless any such action has been approved by both a majority of the Trustees and at least 75% of the “continuing Trustees,” in which case no shareholder vote or consent is necessary (unless required under the Fund’s bylaws, as amended (the “Bylaws”)): (i) the merger or consolidation of the Fund with or into any other person or company or of any such person or company with or into the Fund; (ii) a sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any twelve-month period) to or with any person of any assets of the Fund having an aggregate fair market value of $1,000,000 or more, except for transactions in securities effected by the Fund in the ordinary course of business; (iii) any Investor proposal as to specific investment decisions made or to be made with respect to the assets of the Fund and (iv) the issuance or transfer by the Fund of any securities issued by the Fund to any other person or entity for cash, securities or other property (or combination thereof), excluding (a) sales of any securities of the Fund in connection with a public offering thereof and (b) issuance of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Trustees (transactions described in (i) through (iv) collectively referred to as “Change of Control Transactions”). A “continuing Trustee” is a Trustee who is (A) not a person or an “affiliated person” (as defined in the 1940 Act) of a person who enters or proposes to enter into a Change of Control Transaction with the Fund and has been a Trustee for a period of at least twelve months, (B) is a successor to a continuing Trustee who is not a person or an “affiliated person” (as defined in the 1940 Act) of a person who enters or proposes to enter into a Change of Control Transaction with the Fund and is recommended to succeed a continuing Trustee by a majority of the continuing Trustees then in office, (C) is elected to the Board by the Trustees and is elected to be a continuing Trustee by a majority of the continuing Trustees then in office or (D) who serving as a Trustee prior to the first sale of Shares pursuant to an initial registered public offering only. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control of the Fund by a third party, which may have the effect of depriving Investors of an opportunity to sell their Shares at a premium over market prices. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objective and policies. The provisions of the Declaration of Trust described above could have the effect of discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund.

The Fund’s Declaration of Trust provides that Board will call a meeting of Investors for the purpose of determining whether the Fund should be dissolved in the event that the Fund does not at least once during any 24-month period, offer to repurchase Shares tendered in accordance with the procedures determined by the Board from time to time.

The Fund may be terminated at any time without Investor vote or consent by the action of a majority of the Trustees and at least 75% of the continuing Trustees, or else by the vote or consent of Investors holding at least 75% of the outstanding Shares of the Fund. Upon termination of the Fund, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of the Fund as may be determined by the Trustees, Investors are entitled to share ratably in all remaining assets of the Fund (except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of the Shares).

The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration of Trust and the Bylaws, each as amended, both of which as of the date of this Prospectus are on file with the Securities and Exchange Commission.

Under the Declaration of Trust, the Fund has agreed to indemnify each member of its Board of Trustees and its officers (including such persons who serve at the Fund’s request as directors, officers, members, partners, or trustees of another organization in which the Fund has any interest as a shareholder, creditor or otherwise) (each such person hereinafter referred to as a “Fund Covered Person”) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Fund Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Fund Covered Person may be or may have been involved as a party or otherwise or with which such Fund Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Fund Covered Person, except with respect to any matter as to which such Fund Covered Person shall have been finally adjudicated in a decision on the merits in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Fund Covered Person’s action was in the best interests of the Fund and except that no Fund Covered Person shall be indemnified against any liability to the Fund or its Investors to which such Fund Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Fund Covered Person’s office (“Disabling Conduct”). The Board will use reasonable and fair means to determine whether Disabling Conduct occurred, including (i) a final decision on the merits by a court or other body before whom the proceeding was brought that Fund Covered Person was not liable by reason of Disabling Conduct, or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Fund Covered Person was not liable by reason of Disabling Conduct, by an independent legal counsel in a written opinion. Upon certain conditions, the Fund shall advance expenses incurred by any Fund Covered Person in advance of the final disposition of any such action, suit or proceeding.

Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

Portfolio Transactions

Portfolio transactions are allocated to brokers by each Portfolio Manager. Portfolio Managers have authority to, and may, select brokers in consideration of such brokers’ provision or payment of the costs of property and services which are generally of benefit to clients of the Portfolio Managers, including the Fund, although such services may not directly relate to any transactions for the benefit of the Fund. Portfolio Managers may use “soft dollars” generated on transactions outside of the safe harbor of Section 28(e) of the Exchange Act to obtain non-research products and services.

In view of the fact that the investment program of certain of the Portfolio Managers may include trading as well as investment, short-term market considerations are frequently involved, and the portfolio turnover in certain of the Investment Funds may be substantially greater than the turnover rates of other types of investment funds

Tax Considerations

The following discussion offers only a brief outline of the U.S. federal income tax consequences of investing in the Fund and is based on the U.S. federal tax laws in effect on the date hereof. Such tax laws are subject to change by legislative, judicial or administrative action, possibly with retroactive effect. For more detailed information regarding tax considerations, see the SAI. There may be other tax considerations applicable to particular Investors, including foreign Investors (as defined below). Investors should consult their own tax advisers for more detailed information and for information regarding the impact of state, local and foreign taxes on an investment in the Fund.

The Fund invests substantially all of its assets in the Master Fund, and so substantially all of the Fund’s income will result from distributions or deemed distributions from the Master Fund. Therefore, as applicable, references to the U.S. federal income tax treatment of the Fund, including to the assets owned and the income earned by the Fund, will be to or will include such treatment of the Master Fund, and, as applicable, the assets owned and the income earned by the Master Fund.

The Fund intends to elect to be treated and to qualify annually for treatment as a RIC under Subchapter M of the Code. In order for the Fund to so qualify, it must meet an income and asset diversification test each year. To satisfy the income test, the Fund must derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined in the Code). To satisfy the asset diversification test, the Fund must diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other RICs, and other securities limited, with respect to any one issuer, to no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships” (as defined in the Code – see the SAI). For these purposes, the Fund will be considered to control any corporation of which the Fund owns 20% or more of the voting power.

In general, for purposes of the 90% gross income test described above, income derived from an entity treated as a partnership for U.S. federal income tax purposes will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund.

For each taxable year that the Fund otherwise qualifies as a RIC, it will not be subject to U.S. federal income tax on that part of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its Investors, if it distributes at least 90% of the sum of its investment company taxable income (without regard to the deduction for dividends paid) and any net tax-exempt interest income for that year in the form of dividends (the “distribution requirement”). The Fund intends to make sufficient distributions of its investment company taxable income and net tax-exempt interest income, if any, each taxable year to meet the distribution requirement.

The Fund currently intends to distribute all realized net capital gain each year. If, however, the Fund’s Board determines for any taxable year to retain all or a portion of the Fund’s net capital gain, that decision will not affect the Fund’s ability to qualify for treatment as a RIC, but will subject the Fund to a maximum tax rate of 35% of the amount retained. In that event, the Fund expects to designate the retained amount as undistributed capital gains in a notice to its Investors, who (i) will be required to include their proportionate shares of the undistributed amount in their gross income as long-term capital gain, and (ii) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund against their U.S. federal income tax liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by an Investor will be increased by an amount equal to 65% of the amount of undistributed capital gains included in the Investor’s gross income.

The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in the Master Fund, which itself currently intends to elect to be treated and to qualify and be eligible to be treated as a RIC. Whether the Fund meets the asset diversification test described above will depend on whether the Master Fund meets such test. If the Master Fund were to fail to meet the income, diversification or distribution test and were ineligible to or otherwise were not to cure such failure, the Fund would or may as a result itself fail to meet the asset diversification test and may be ineligible to or may otherwise not cure such failure.

The Master Fund intends to gain exposure to Investment Funds in part through investments in the Subsidiary. As described above, in order to qualify as a RIC, the Master Fund must derive at least 90% of its gross income each taxable year from sources treated as “qualifying income” under the Code. Investments in U.S. investment partnerships that invest in commodities and certain commodity-linked instruments generate income that is not “qualifying income” for purposes of meeting this 90% test. Although the Internal Revenue Service (the “IRS”) previously issued a number of private letter rulings that indicate that certain income from a RIC’s investment in a controlled foreign corporation (see discussion below) will constitute “qualifying income” for purposes of the 90% gross income test, the IRS suspended issuance of further such rulings pending a review of its position on the matter. If the IRS were to change its position with respect to the conclusions reached in these rulings, which change in position may be applied retroactively to the Master Fund, the income from the Master Fund’s investment in the Subsidiary might not be “qualifying income” and the Master Fund might not qualify as a RIC for one or more years, which would adversely affect the value of an investment in the Master Fund and potentially affect the Fund’s qualification as a RIC.

The Subsidiary is wholly owned by the Master Fund. A U.S. person who owns (directly, indirectly or constructively) 10% or more of the total combined voting power of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the controlled foreign corporation (“CFC”) provisions of the Code. A foreign corporation is a CFC if, on any day of its taxable year, more than 50% of the voting power or value of its stock is owned (directly, indirectly or constructively) by “U.S. Shareholders.” Because the Master Fund is a U.S. person that owns all of the stock of the Subsidiary, the Master Fund is a “U.S. Shareholder” with respect to the Subsidiary and the Subsidiary is a CFC. As a “U.S. Shareholder,” the Master Fund is required to include in gross income for U.S. federal income tax purposes all of the Subsidiary’s “subpart F income” (defined below), whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary’s income will be “subpart F income.” “Subpart F income” generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans, net gains from transactions (including futures, forward and similar transactions) in commodities, and net payments received with respect to equity swaps and similar derivatives. The Master Fund’s recognition of the Subsidiary’s “subpart F income” will increase the Master Fund’s tax basis in the Subsidiary. Distributions by the Subsidiary to the Master Fund will be tax-free, to the extent of the Subsidiary’s previously undistributed “subpart F income,” and will correspondingly reduce the Master Fund’s tax basis in the Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income. Net losses incurred by the Subsidiary during a tax year do not flow through to the Master Fund and thus will not be available to offset income or capital gain generated from the Master Fund’s other investments. In addition, net losses incurred by the Subsidiary during a tax year generally cannot be carried forward by the Subsidiary to offset gains realized by it in subsequent tax years.

Failure of the Fund to qualify and be eligible to be treated as a RIC would likely materially reduce the investment return to the Fund’s Investors. If the Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax or interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise were not to cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to Investors as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment. As stated above, this discussion of the U.S. federal income tax treatment of the Fund includes the Master Fund. If the Master Fund were to fail to qualify and be eligible to be treated as a RIC, the Fund would also most likely fail to qualify as a RIC.

Gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on the disposition of debt securities denominated in a foreign currency, foreign currency forward contracts and certain other positions in foreign currency, to the extent attributable to fluctuations in exchange rates generally between the acquisition and disposition dates, are also treated as ordinary income or loss. Such fluctuations may affect the timing, amount and character of distributions to Investors.

The Fund’s investment in non-U.S. securities may be subject to withholding and other taxes imposed by countries outside the United States. In that case, the Fund’s yield on those securities would be decreased. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the Fund’s assets at year-end consists of the stock or securities of foreign corporations, the Fund may elect to permit Investors to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign stock or securities the Fund has held for at least the minimum period specified in the Code. In such a case, Investors will include in gross income from foreign sources their pro rata shares of such taxes. There are special rules for passing through such credits or deductions in the case of a RIC that invests more than 50% of its assets in other RICs. (See the SAI.) Generally, as a result of these rules, if the Master Fund is eligible to elect and does elect to permit its Investors to claim a credit or deduction on their income tax returns for their pro rata portion of qualified foreign taxes paid by the Master Fund, the Fund will in turn be eligible to elect to permit its Investors to claim a corresponding credit or deduction.

The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for that calendar year (ii) 98.2% of its capital gain net income for the one-year period ending on October 31 of that calendar year (or for the calendar year if the Fund elects to use a calendar year) and (iii) any ordinary income and capital gains from previous years that were not distributed during those years and on which the Fund paid no U.S. federal income tax. For this and other purposes, a distribution will be treated as paid by the Fund and received by the Investors on December 31 if it is declared by the Fund in October, November or December of such year, made payable to Investors of record on a date in such a month and paid by the Fund during January of the following year. Any such distribution thus will be taxable to Investors whose taxable year is the calendar year in the year the distribution is declared, rather than the year in which the distribution is received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

If a portion of the Fund’s income consists of qualifying dividends paid by U.S. corporations, a portion of the dividends paid by the Fund to corporate Investors, if properly reported, may qualify for the dividends-received deduction, provided holding period and other requirements are met by both the Fund and the Investor. In addition, distributions of investment company taxable income reported by the Fund as derived from “qualified dividend income” (defined below) will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met by both the Fund and the Investor, although such income will not be considered long-term capital gains for other federal income tax purposes. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain “qualified foreign corporations” (generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or the stock of which and with respect to which such dividend is paid is readily tradable on an established securities market in the United States), but not including a foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a “passive foreign investment company,” as defined in the Code. There can be no assurance of what portion, if any, of the Fund’s distributions will qualify for the dividends-received deduction or as qualified dividend income. Generally, if the Fund receives distributions from the Master Fund that have been properly reported by the Master Fund as qualifying for the dividends-received deduction or as having been derived from qualified dividend income, the Fund will be able to make corresponding distributions that it may itself report as qualifying for the dividends-received deduction or derived from qualified dividend income, as the case may be.

The Fund will invest in Investment Funds that are classified as “passive foreign investment companies” (“PFICs”) for U.S. federal income tax purposes. Investments in PFICs could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Investors. However, an election is generally available to avoid the imposition of that tax. For example, an election to treat a PFIC as a QEF will require the Fund to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Another election would require the Fund to mark the gains (and to a limited extent losses) in PFIC holdings “to the market” as though such holdings had been sold (and, solely for purposes of this mark-to-market election, repurchased) on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. If the Fund realizes a loss with respect to a PFIC, whether by virtue of selling all or part of the Fund’s interest in the PFIC or because of the “mark to market” adjustment described above, the loss will be ordinary to the extent of the excess of the sum of the mark-to-market gains over the mark-to-market losses previously recognized with respect to the PFIC. To the extent that the Fund’s mark-to-market loss with respect to a PFIC exceeds that limitation, the loss will effectively be taken into account in offsetting future mark-to-market gains from the PFIC, and any remaining loss will generally be deferred until the PFIC interests are sold, at which point the loss will be treated as a capital loss.

If neither a “mark to market” nor a QEF election is made with respect to an interest in a PFIC, the ownership of the PFIC interest may have significantly adverse tax consequences for the Fund. In such a case, the holder would be subject to an interest charge (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions and on gain from the disposition of the interests in a PFIC (collectively referred to as “excess distributions”), even if, in the case where the holder is a RIC, those excess distributions are paid by the RIC as a dividend to its shareholders.

The Fund may be required to recognize income (which generally must be distributed to the Fund’s Investors) in excess of the distributions that it receives in respect of a PFIC with respect to which a mark-to-market election is made. Accordingly, the Fund may need to borrow money or to dispose of investments, potentially including its interests in the PFIC, in order to make the distributions required in order to maintain its status as a RIC and to avoid the imposition of a federal income tax and/or the nondeductible 4% excise tax described above. There can be no assurances, however, that the Fund will be successful in this regard, and the Fund may not be able to maintain its status as a RIC.

Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any capital loss carryforwards) that are reported by the Fund as capital gain dividends (“capital gain dividends”) will be taxable to Investors as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates, regardless of the Investors’ respective holding periods for their Shares. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to Investors as ordinary income. Distributions, if any, in excess of the Fund’s current and accumulated earnings and profits will first reduce the adjusted tax basis of an Investor’s Shares and, after that basis has been reduced to zero, will constitute a capital gain to the Investor (assuming the Shares are held as a capital asset).

Distributions are taxable in the same manner, whether Investors receive cash or reinvest the distributions in additional Shares through the Plan (described above). Investors will be notified annually as to the U.S. federal tax status of distributions. Investors subject to U.S. federal income tax generally will be required to recognize the full amount of the dividend (including the portion payable in Shares) as ordinary dividend income (and, to the extent applicable, as a capital gain dividend) to the extent of the Fund’s current and accumulated earnings and profits for U.S. federal income tax purposes.

The sale or other disposition of Shares generally will be a taxable transaction for U.S. federal income tax purposes. Selling holders of Shares generally will recognize gain or loss in an amount equal to the difference between the amount of cash and the fair market value of any property received in exchange therefore and their respective bases in such Shares. If the Shares are held as a capital asset, the gain or loss generally will be a capital gain or loss. A redemption (including a redemption resulting from a tender offer or liquidation of the Fund), if any, of Shares by the Fund generally will give rise to capital gain or loss if, after the redemption, the Investor does not own (and is not regarded under certain tax law rules of constructive ownership as owning) any Shares in the Fund and provided that the redemption proceeds do not represent declared but unpaid dividends.

Generally, a holder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. However, any loss realized upon a taxable disposition of Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the holder (or amounts credited to the holder as undistributed capital gains) with respect to such shares. Also, any loss realized upon a taxable disposition of Shares may be disallowed if other substantially identical shares are acquired (including through the reinvestment of distributions, which could occur, for example, if the Investor is a participant in the Plan) within a 61-day period beginning 30 days before and ending 30 days after the date the original shares are disposed of. If disallowed, the loss will be reflected by an upward adjustment to the basis of the shares acquired. Capital losses may be subject to other limitations imposed by the Code.

From time to time, the Fund intends to make a tender offer for its Shares (as described above). Investors who tender all Shares held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If an Investor tenders fewer than all of its Shares or fewer than all Shares tendered are repurchased, such Investor may be treated as having received a taxable dividend upon the tender of its Shares. In such a case, there is a risk that non-tendering Investors, and Investors who tender some but not all of their Shares or fewer than all of whose Shares are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender will be treated as having received a taxable distribution from the Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming Shares of the Fund.

When, incident to such a repurchase offer, the Master Fund makes a tender offer for its shares (as described above), the Fund may be treated as having received a taxable dividend from the Master Fund. In such a case, there is a risk that non-tendering shareholders in the Master Fund, and other shareholders of the Master Fund who tender some but not all of their shares therein or not all of whose shares therein are repurchased, in each case whose percentage interests in the Master Fund increase as a result of such tender, will be treated as having received a taxable distribution from the Master Fund. The extent of this risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming shares of the Master Fund.

The Fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable dividends and redemption proceeds payable to Investors who fail to provide the Fund with their correct taxpayer identification numbers or who otherwise fail to make required certifications, or if the Fund or an Investor has been notified by the U.S. Internal Revenue Service (the “IRS”) that such Investor is subject to backup withholding. Certain Investors specified in the Code and the Treasury regulations promulgated thereunder are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or a credit against the Investor’s federal income tax liability if the appropriate information is provided to the IRS.

Absent a specific statutory exemption, dividends other than capital gain dividends paid to an Investor that is not a “U.S. person” within the meaning of the Code (a “foreign Investor”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign Investor is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182-day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% tax. In the case of a foreign Investor, the Fund may be required to withhold U.S. income tax on distributions of net capital gain unless the foreign Investor certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption (generally by providing an IRS Form W-8BEN). Effective for taxable years of the Fund beginning before January 1, 2014, the Fund is not required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not have been subject to U.S. federal income tax if earned directly by an individual foreign Investor, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent the Fund properly reports such distributions in a written notice to Investors. It is currently unclear whether Congress will extend the exemption from withholding for interest-related and short-term capital gain dividends for distributions with respect to taxable years of the Fund beginning on or after January 1, 2014, or what the terms of such an extension would be.

If any distributions received by a foreign Investor from the Fund (or amounts which are designated as undistributed capital gains) are effectively connected to a trade or business within the United States, the rules described in the preceding paragraph would not apply, and such foreign Investor would generally be taxed on such amounts at the same rates applicable to U.S. Investors. Also, such distributions (or undistributed capital gains) may be subject to a 30% branch profits tax in the hands of a foreign Investor that is a corporation.

Very generally, special tax rules apply if the Fund holds “U.S. real property interests” (“USRPIs”) (or if the Fund holds assets that would be treated as USRPIs but for certain exceptions applicable to RICs) the fair market value of which equals or exceeds 50% of the sum of the fair market values of the Fund’s USRPIs, interests in real property located outside the United States, and other assets used or held for use in a trade or business. Such rules could result in U.S. tax withholding from certain distributions to a foreign Investor. Furthermore, the foreign Investor may be required to file a U.S. tax return and pay tax on such distributions — and, in certain cases, gain realized on sale of Fund shares – at regular U.S. federal income tax rates. The Fund does not expect to invest in a significant percentage of USRPIs, so these special tax rules are not likely to apply.

Tax-exempt entities, including tax-advantaged retirement plans (see “ERISA Considerations” below), may purchase Shares if they are accredited investors. Under current law, the Fund serves to “block” (that is, prevent the attribution to Investors of) unrelated business taxable income (“UBTI”) from being realized by its tax-exempt Investors. Notwithstanding the foregoing, a tax-exempt Investor could realize UBTI by virtue of its investment in Shares of the Fund if those Shares constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code. A tax-exempt Investor may also recognize UBTI if the Fund were to recognize “excess inclusion income.” See the SAI.

Investors are advised to consult their own tax advisers with respect to the application to their own circumstances of the above-described general taxation rules and with respect to the state, local, foreign and other tax consequences to them of an investment in the Shares.

The SAI summarizes further federal income tax considerations that may apply to the Fund and its Investors and may qualify the considerations discussed herein. Fund distributions also may be subject to state and local taxes. You should consult with your own tax adviser regarding the particular consequences of investing in the Fund.

ERISA Considerations

Employee benefit plans and other plans subject to ERISA or Section 4975 of the Code, including 401(k) plans, IRAs and Keogh Plans may purchase Shares, provided that they are accredited investors. Because the Fund is an investment company registered under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” for purposes of the fiduciary responsibility and prohibited transaction rules under Title I of ERISA or Section 4975 of the Code. Thus, BAAM will not be a fiduciary within the meaning of ERISA or Section 4975 of the Code with respect to the assets of any such Investor solely as a result of its investment in the Fund. Prospective Investors should consult their advisors to determine the suitability of Shares as an investment through such plans.

General Information

Securities Outstanding

(1) Title of Class	(2) Amount Authorized	(3) Amount held by Registrant or for its Account	(4) Amount Outstanding Exclusive of Amount Shown Under (3)
Shares of beneficial interest	Unlimited	N/A	$100,000

Legal Proceedings

None of the Fund, the Master Fund, BAAM or the Distributor is a party to any material pending legal proceeding, nor is any of them subject to any proceeding instituted, or any proceeding known to be contemplated, by a governmental authority.

Reports; Fiscal Year

The Fund’s fiscal year ends on March 31. The Fund intends to send Investors an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

The Fund’s tax year will end on October  31. After the end of each tax year of the Fund, each Investor will receive a Form 1099 reporting income or gain.

Anti-Money Laundering

As part of the Fund’s effort to prevent money laundering and terrorist financing, the Fund has implemented an anti-money laundering program and has designated an Anti-Money Laundering Officer. The Fund, or its delegate, may require a detailed verification of a Investor’s identity, any beneficial owner underlying the account and the source of the payment.

The Board of Trustees and/or BAAM reserves the right to request such information as is necessary to verify the identity of a subscriber and the underlying beneficial owner of a subscriber’s or Investor’s Shares in the Fund. In the event of delay or failure by the subscriber or Investor to produce any information required for verification purposes, the Fund may refuse to accept or delay the acceptance of a subscription or may require the repurchase of any such Investor’s Shares in the Fund. The Fund may suspend the payment of repurchase proceeds of an Investor if the Fund reasonably deems it necessary to do so to comply with applicable anti-money laundering laws or the laws, regulations, and Executive Orders administered by the U.S. Department of Treasury’s Office of Foreign Assets Control (“OFAC”), or other laws or regulations by any person in any relevant jurisdiction (collectively,

“AML/OFAC obligations”). The Fund may take one or more of the foregoing actions through a service provider that has agreed to provide anti-money laundering services to the Fund.

Each subscriber and Investor shall be required to make such representations to the Fund as the Fund shall require in connection with the Fund’s AML/OFAC program, including, without limitation, representations to the Fund that the subscriber or Investor (or any person controlling or controlled by the subscriber or Investor; if the subscriber or Investor is a privately held entity, any person having a beneficial interest in the subscriber or Investor; or any person for whom the subscriber or Investor is acting as agent or nominee in connection with the investment) is not (i) an individual or entity named on any available lists of known or suspected terrorists, terrorist organizations or of other sanctioned persons issued by the United States government and the government(s) of any jurisdiction(s) in which the Fund is doing business, including the List of Specially Designated Nationals and Blocked Persons administered by OFAC as such list may be amended from time to time; (ii) an individual or entity otherwise prohibited by the OFAC sanctions programs; or (iii) a current or former senior foreign political figure1 or politically exposed person,2 or an immediate family member or close associate of such an individual. Further, such subscriber or Investor must represent to the Fund that it is not a prohibited foreign shell bank.3

Such subscriber or Investor will also be required to represent to the Fund that amounts contributed by it to the Fund were not directly or indirectly derived from activities that may contravene U.S. federal, state or international laws and regulations, including, without limitation, any applicable anti-money laundering laws and regulations.

Each subscriber or Investor agrees to notify the Fund promptly in writing should it become aware of any change in the information set forth in its representations. The subscriber or Investor is advised that, by law, the Fund may be obligated to “freeze the account” of such subscriber or Investor, either by prohibiting additional investments from the subscriber or Investor, declining to repurchase Shares from the subscriber or Investor, suspending the payment of repurchase proceeds payable to the subscriber or Investor and/or segregating the assets in the account in compliance with governmental regulations. The Fund may also be required to report such action and to disclose the subscriber’s or Investor’s identity to OFAC or other applicable governmental and regulatory authorities.

[1]	A “senior foreign political figure” is defined as (a) a current or former senior official in the executive, legislative, administrative, military or judicial branches of a non-U.S. government (whether elected or not), a current or former senior official of a major non-U.S. political party, or a current or former senior executive of a non-U.S. government-owned commercial enterprise; (b) a corporation, business, or other entity that has been formed by, or for the benefit of, any such individual; (c) an immediate family member of any such individual; and (d) a person who is widely and publicly known (or is actually known) to be a close associate of such individual. For purposes of this definition, a “senior official” or “senior executive” means an individual with substantial authority over policy, operations, or the use of government-owned resources; and “immediate family member” means a spouse, parents, siblings, children and spouse’s parents or siblings.
[2]	A “politically exposed person” (“PEP”) is a term used for individuals who are or have been entrusted with prominent public functions in a foreign country, for example Heads of State or of government, senior politicians, senior government, judicial or military officials, senior executives of state owned corporations, important political party officials. Business relationships with family members or close associates of PEPs involve reputational risks similar to those with PEPs themselves. FATF 40 Recommendations Glossary at: http://www.fatf- gafi.org/glossary/0,2586,en_32250379_32236889_35433764_1_1_1_1,00.html#34285860.
[3]	A “prohibited foreign shell bank” is a foreign bank that does not have a physical presence in any country, and is not a “regulated affiliate,” i.e., an affiliate of a depository institution, credit union, or foreign bank that (i) maintains a physical presence in the U.S. or a foreign country, and (ii) is subject to banking supervision in the country regulating the affiliated depository institution, credit union, or foreign bank.

APPENDIX A

SUPPLEMENTAL PERFORMANCE INFORMATION OF SIMILAR FUNDS

Blackstone Alternative Alpha Fund (the “Fund”) and Blackstone Alternative Alpha Master Fund (the “Master Fund”) are recently organized and have limited performance records of their own. This limited performance record is presented below along with the performance information for funds managed by Blackstone Alternative Asset Management L.P. (“BAAM”), the investment adviser to the Fund and the Master Fund, that have an investment program substantially the same as the Fund and the Master Fund (“Similar Funds Performance Information”). The Similar Funds Performance Information is not the performance record of the Fund or the Master Fund and should not be considered a substitute for the Fund’s or the Master Fund’s own performance. Past returns are not indicative of future performance.

BAAM acts as investment adviser to other funds that have investment objectives, policies and strategies that are substantially similar to those of the Fund and Master Fund. The Similar Funds Performance Information is provided to illustrate the past performance of BAAM in managing substantially similar funds; it does not represent the performance of the Fund or of the Master Fund. We have stated below the average annual total return information over the one-, five-, and ten-year period ended March 31, 2013 for the other funds, which represents all substantially similar funds managed by BAAM (including the Fund) (“Similar Funds”), as well as calendar year returns, monthly returns, and certain historical statistics. The average performance information of the Similar Funds is presented as a composite that represents an average of the total returns of each fee-paying share class of each Similar Fund, calculated by asset weighting individual share class Similar Fund returns, using beginning of month values. Annual and annualized returns are calculated by geometrically linking the monthly returns. A Similar Fund’s returns are typically included in the composite following one full calendar month of operation.

The returns of share classes of the Similar Funds that do not pay any fees have been excluded from the composite, which results in lower performance being shown in the composite than if those share classes’ returns were included. The returns of fee-paying share classes of the Similar Funds are shown net of the actual fees and expenses incurred by the Similar Fund. The fees and expenses of the Fund and the Master Fund may be higher than those of the other Similar Funds’ share classes reflected in the composite; had all of the Similar Funds’ performance records reflected the fees and expenses of the Fund and the Master Fund, the Similar Funds’ performance may have been lower. Returns are calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses.

The Similar Funds (with the exception of the Fund) are not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, therefore, are not subject to certain investment restrictions, diversification requirements, and other regulatory requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If all of the Similar Funds had been registered under the 1940 Act, their returns might have been lower. Although the Fund and the Master Fund and the other Similar Funds have substantially the same investment programs, as is discussed in Conflicts of Interest, the Fund and the Master Fund will not necessarily make the same investments as the other Similar Funds, so that the investment performance of the Fund and the Master Fund and the other Similar Funds will differ in the future.

Annualized Returns (Ending March 31, 2013)

	1 Year	5 Year	10 Years
Fund (Inception Date April 2, 2012)	8.4%	N/A	N/A
Similar Funds	9.6%	3.8%	7.0%
HFRI Fund of Funds Composite Index	4.8%	-0.2%	3.9%
HFRI Equity Hedged Index	5.5%	2.1%	6.4%
S&P 500 Total Return	14.0%	5.8%	8.5%

Calendar Year Returns

	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
Similar Funds	0.7%	8.9%	7.2%	12.5%	9.2%	19.2%	-20.2%	15.0%	9.1%	-0.1%	10.9%
HFRI Fund of Funds Composite Index	1.0%	11.6%	6.9%	7.5%	10.4%	10.3%	-21.4%	11.5%	5.7%	-5.7%	4.8%
HFRI Equity Hedged Index	-4.7%	20.5%	7.7%	10.6%	11.7%	10.5%	-26.7%	24.6%	10.5%	-8.4%	7.4%
S&P 500 Total Return	-22.1%	28.7%	10.9%	4.9%	15.8%	5.5%	-37.0%	26.5%	15.1%	2.1%	16.0%

Historical Statistics (For the ten year period ended March 31, 2013)

	Annualized Performance	Standard Deviation	Sharpe Ratio	Maximum Drawdown
Similar Funds	7.0%	6.5%	0.82	-21.3%
HFRI Fund of Funds Composite Index	3.9%	5.6%	0.39	-22.2%
HFRI Equity Hedged Index	6.4%	8.8%	0.53	-30.6%
S&P 500 Total Return	8.5%	14.8%	0.46	-50.9%

Monthly Returns of the Similar Funds (Ending March 31, 2013)

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2002	0.5%	0.1%	-0.9%	0.8%	0.7%	-1.1%	-1.0%	0.8%	0.5%	0.2%	-0.6%	0.8%	0.7%
2003	0.9%	0.7%	0.2%	1.2%	1.3%	0.5%	0.0%	1.0%	-0.2%	2.0%	0.6%	0.5%	8.9%
2004	2.3%	1.9%	0.3%	-1.1%	-0.2%	-0.7%	-1.7%	-0.2%	1.0%	1.4%	2.5%	1.5%	7.2%
2005	0.2%	1.6%	-0.5%	-1.1%	2.4%	1.8%	2.8%	1.0%	1.3%	-2.1%	3.3%	1.3%	12.5%
2006	3.4%	0.4%	1.8%	1.5%	-3.6%	-1.3%	-0.5%	1.6%	1.0%	1.6%	2.5%	0.6%	9.2%
2007	1.8%	0.8%	1.8%	1.9%	2.8%	0.7%	1.7%	-0.2%	2.1%	3.1%	-0.0%	1.2%	19.2%
2008	-2.2%	1.9%	-2.4%	2.1%	2.1%	-1.6%	-2.5%	-0.8%	-9.1%	-5.9%	-2.1%	-1.3%	-20.2%
2009	1.6%	0.6%	0.2%	0.3%	3.5%	0.8%	1.5%	1.1%	1.7%	-0.2%	1.9%	1.1%	15.0%
2010	-0.5%	1.0%	1.9%	0.2%	-2.3%	-1.5%	2.0%	-0.0%	3.5%	1.9%	0.3%	2.3%	9.1%
2011	-0.1%	1.4%	0.6%	1.3%	0.1%	-0.4%	-0.4%	-3.0%	-3.2%	4.3%	-0.1%	-0.4%	-0.1%
2012	3.1%	2.3%	1.3%	0.0%	-1.6%	0.1%	0.9%	1.5%	1.4%	-0.3%	1.1%	0.9%	10.9%
2013	3.1%	0.3%	2.1%										5.5%

HFRI Fund of Funds Composite Index is an unmanaged equal-weighted index representing funds of hedge funds that invest with multiple managers focused on absolute return strategies. The Index includes funds of hedge funds tracked by Hedge Fund Research, Inc. and is revised several times each month to reflect updated fund of hedge fund return information. The Index is a proxy for the performance of the universe of funds of hedge funds focused on absolute return strategies. There are no asset-size or track record length minimum requirements for inclusion in the Index. The Index reflects actual fees and expenses charged by the hedge funds included in the index.

HFRI Equity Hedge Index is an unmanaged equal-weighted index representing hedge funds tracked by Hedge Fund Research, Inc. that have an equity hedge strategy. Equity hedge strategies invest in both long and short positions in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. The Index is revised several times each month to reflect updated hedge fund return information. The Index is a proxy for the performance of the universe of funds of hedge funds focused on equity hedged strategies. There are no asset-size or track record length minimum requirements for inclusion in the Index. The Index reflects actual fees and expenses charged by the hedge funds included in the index.

The S&P 500 Total Return Index is an unmanaged capitalization-weighted index of common stock performance that includes 500 U.S. stocks representing all major industries. Returns are denominated in USD and include dividends. The index returns are provided by Bloomberg.

The volatility of the indices presented may be materially different from that of the performance of the Fund and the Similar Funds. In addition, the indices employ different investment guidelines and criteria than the Fund and the Similar Funds; as a result, the holdings in the Fund and the Similar Funds may differ significantly from the securities that comprise the indices. The indices allow for comparison of the Fund’s and the Similar Funds’ performance with that of well-known and widely recognized market indices; the market indices are not intended to be reflective or indicative of the Similar Funds’, the Fund’s or the Master Fund’s performance. A summary of the investment guidelines for the indices presented are available upon request.

Maximum Drawdown: Reflects the maximum amount that a fund has lost from its peak. A fund is said to be “underwater” when the net asset value (NAV) is less than peak NAV. A peak occurs when the NAV reaches a new high and a drawdown ends when the NAV stops declining (reaches a trough). The size of a drawdown is one indication of an investment’s financial risk and is usually quoted as a percentage of performance between NAV peak and trough.

Sharpe Ratio: Measures risk-adjusted return as a ratio of returns to risk. The Sharpe ratio (i) is used to express how much return is achieved for the amount of risk taken in an investment and (ii) may be used to compare hedge funds with similar return characteristics. The higher a Sharpe ratio, the less risk is taken per unit return. The Sharpe ratio formula is the (investment return less the risk free return) divided by the standard deviation of the investment.

Standard Deviation: Standard deviation is a measure of volatility, or how far returns stray from the mean. It is a historical measure of the variability of return earned by an investment. The higher the standard deviation, the larger the variance of returns and the greater the financial risk. Low volatility means the returns are tightly clustered around the mean return and higher volatility means the returns are dispersed at greater distances from the mean.